NORTH AMERICAN FUNDS
President's Message
--------------------------------------------------------------------------------


December 20, 1996



Dear Shareholders:

Nineteen ninety six has certainly been a banner year for the stock markets in general and for the shareholders of North American Funds in particular. Coming right after a very strong year in 1995, investors have been rewarded with a good long run of rising account values. For details on how individual funds have performed, please check the information in the following pages.

The past twelve months have also been rich with improvements and additions to the North American Funds. On March 1 we welcomed three new portfolios to our overall investment offering - the Small/Mid Cap Fund of Fred Alger Management, Inc. and the Growth Equity and International Small Cap Funds of Founders Asset Management, Inc. ("Founders"). Judging by the flow of new assets into these portfolios, they have been very well received by our shareholders.

On October 1 we made changes in the subadvisory arrangements of four funds. We feel these changes substantially strengthen the depth and quality of fund management. Founders took over responsibility for the Asset Allocation Fund (now called the Balanced Fund), Morgan Stanley Asset Management Inc. took over the Global Growth Fund (now called the Global Equity Fund), T. Rowe Price Associates, Inc. took over the Value Equity Fund, and Manufacturers Adviser Corporation took over the Money Market Fund.

The overall effect of these changes is to give shareholders more choices. Our broad selection of top quality investment managers gives investors more diversity of investment styles. Our portfolios continue to offer multiple asset classes and have now added more international choices and the opportunity for shareholders to select the size of companies in which they invest.

We also remain strongly committed to top level service to our shareholders. Our teleservices team was a recipient of Dalbar's Key Honors Award for commitment to excellence in customer service. We are one of only 20 mutual fund companies to receive this award. Our customer service representatives are available daily from 8:30 a.m. to 6:00 p.m. EST at (800) 872-8037, and our automated services line is available 24 hours a day at (800) 872-2251.

Thank you for your continued confidence in North American Funds.

Sincerely,



Joseph M. Scott
President

NORTH AMERICAN FUNDS
INDEX TO ANNUAL REPORT
--------------------------------------------------------------------------------


                                                                   Page
                                                                   ----
Fund Performance and Portfolio Manager's Commentary....             iii
Report of Independent Accountants......................               1
Statements of Assets and Liabilities...................               2
Statements of Operations...............................               8
Statements of Changes in Net Assets....................              11
Financial Highlights...................................              15
Portfolio of Investments:
   Small/Mid Cap Fund..................................              36
   International Small Cap Fund........................              37
   Growth Equity Fund..................................              39
   Global Equity Fund..................................              40
   Value Equity Fund...................................              42
   Growth and Income Fund..............................              44
   International Growth and Income Fund................              46
   Balanced Fund.......................................              49
   Strategic Income Fund...............................              51
   Investment Quality Bond Fund........................              54
   U.S. Government Securities Fund.....................              57
   National Municipal Bond Fund........................              58
   Money Market Fund...................................              59
Notes to Financial Statements..........................              61

NORTH AMERICAN FUNDS
FUND PERFORMANCE AND PORTFOLIO MANAGER'S COMMENTARY
--------------------------------------------------------------------------------


                                Fund Performance

In the following pages we have set forth information regarding the performance of each portfolio of the North American Funds, except the Money Market Fund. There are several ways to evaluate a Fund's historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all the performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                               Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Fund's total change in share value in percentage terms over a set period of time -- one, five, and ten years (or since the Fund's inception if less than the applicable period). An average annual total return takes the Fund's cumulative total return for a time period greater than one year and shows what would have happened if the Fund had performed at a constant rate each year. In addition, four funds have had portfolio management changes, namely the Global Equity, Value Equity, Balanced and U.S. Government Securities Funds. For these funds, the tables show an average annual total return for the period since the current portfolio manager assumed responsibility. For all share classes, the tables show cumulative and average annual total returns both net of the possible maximum applicable front-end or back-end sales charge, as well as without giving effect to such possible maximum charges ("net asset value").


     Graph -- Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Fund shows the change in value of a $10,000 investment over the life of the Fund's Class A shares. Each Fund's performance is compared to the performance of one or more broad-based securities indices as a "benchmark." Fund results (which include the reinvestment of dividends and capital gains distributions as well as the deduction of ongoing management and distribution fees and fund operating expenses) reflect the deduction of the maximum 4.75% sales charge applicable to Class A shares. Please note that effective April 1, 1994, Class B and Class C shares were offered. Performance of these share classes will differ. Historical performance prior to April 1, 1994 is that of the Fund before it adopted the current multi-class structure. Benchmarks used for comparison are unmanaged and do not reflect any fees or expenses.


                         Portfolio Manager's Commentary

Finally, we have provided a commentary by each Fund's portfolio manager regarding each Fund's performance during the fiscal year ended October 31, 1996. All performance results referenced in the commentary are Class A share returns.

                              SMALL/MID CAP FUND

INVESTMENT OBJECTIVE: Seeks to provide long-term capital appreciation by investing at least 65% of its assets in companies that at the time of purchase have total market capitalization between $500 million and $5 billion.

SUBADVISOR:           Fred Alger Management, Inc.

PORTFOLIO MANAGER:    David D. Alger

INCEPTION DATE:       March 4, 1996

        Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Small/Mid Cap Fund Class A shares at net asset value on March 4, 1996 through October 31, 1996, as compared with the growth of a $10,000 investment in Russell 2000 Index and a $10,000 investment in the S&P MidCap 400 Index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the Small/Mid Cap Fund on March 4, 1996 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in           Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge     Investment in the Russell
Month Ended        of the Small/Mid Cap Fund             of the Small/Mid Cap Fund             2000 Growth Index
     Feb-96                  $10,000                             $9,525                           $10,000
     Mar-96                  $10,168                             $9,685                           $10,198
     Apr-96                  $10,584                            $10,081                           $10,981
     May-96                  $10,768                            $10,257                           $11,545
     Jun-96                  $10,352                             $9,960                           $10,794
     Jul-96                   $9,312                             $8,870                            $9,476
     Aug-96                   $9,792                             $9,327                           $10,177
     Sep-96                  $10,325                             $9,837                           $10,702
     Oct-96                  $10,096                             $9,616                           $10,240

                         Growth of $10,000                  Growth of $10,000
                       Investment in the S&P            Investment in the 50%/50%
Month Ended               MidCap 400 Index                   Composite Index
     Feb-96                  $10,000                            $10,000
     Mar-96                  $10,124                            $10,161
     Apr-96                  $10,431                            $10,708
     May-96                  $10,573                            $11,059
     Jun-96                  $10,411                            $10,803
     Jul-96                   $9,709                             $9,593
     Aug-96                  $10,288                            $10,223
     Sep-96                  $10,716                            $10,709
     Oct-96                  $10,747                            $10,484

--------------------------------------------------------------------------------
The Russell 2000 Growth Index is designed to track the performance of small capitalization companies. As of September 30, 1996, the range of market capitalization of these companies was $50 million to $1.78 billion.

The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of September 30, 1996, the range of market capitalization of these companies was $177 million to $6.26 billion.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                                         Cumulative
                                                        Total Return

                                                           Since
Periods Ending October 31, 1996                          Inception
S&P MidCap 400 Index*                                       7.47%
Russell 2000 Growth Index*                                  2.40%
50%/50% Composite Index*+                                   4.94%

Small/Mid Cap Fund Class A (at net asset value)             0.96%
Small/Mid Cap Fund Class A (net of 4.75% sales charge)     -3.84%

Small/Mid Cap Fund Class B (at net asset value)             0.64%
Small/Mid Cap Fund Class B (net of CDSC**)                 -4.36%

Small/Mid Cap Fund Class C (at net asset value)             0.72%
Small/Mid Cap Fund Class C (net of CDSC***)                -0.28%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 50% of the return of the S&P MidCap 400 Index and 50% of the return of the Russell 2000 Growth Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales
    Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

Throughout most of 1996, inflationary concerns, low unemployment levels and the thought that the economy was growing too quickly led many investors to fear Federal Reserve action. These fears spawned extreme volatility in both the stock and bond markets. Ultimately, these collective concerns proved overstated, as the Federal Reserve consistently maintained a neutral policy.

Following a rapid and dramatic sell off which saw the Dow Jones Industrial Average fall to approximately 5100, the Average soared, breaking 6000 by mid October. With both the Dow and the S&P 500 posting impressive returns, 1996 proved to be the year of both large cap stocks and value investing. The Portfolio, employing a growth-oriented approach and investing in small to mid-sized companies, did not perform as well as blue chip value funds or broad market indices. Small company growth stocks were hit more severely in July and recovered less impressively. For the period February 29 through October 31, 1996, the Russell 2000 Growth Index returned a scant 2.40%. The mid cap portion of the Portfolio compensated for some underperformance, as the S&P MidCap 400 returned a more impressive 7.47% over the same period. Holdings with larger capitalization such as the Loewen Group, Adaptec and MFS Communications helped offset disappointing small cap holdings such as Glenayre Technologies and Cable Design Technologies.

                         INTERNATIONAL SMALL CAP FUND

INVESTMENT OBJECTIVE: Seeks to provide long-term capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenue of $1 billion or less.

SUBADVISOR:           Founders Asset Management, Inc.

PORTFOLIO MANAGER:    Michael W. Gerding

INCEPTION DATE:       March 4, 1996


         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' International Small Cap Fund Class A shares at net asset value on March 4, 1996 through October 31, 1996, as compared with the growth of a $10,000 investment in Morgan Stanley Capital (MSCI) World ex US Index. The graph also depicts the growth of a $10,000 investment in Class A shares of the International Small Cap Fund on March 4, 1996 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in         Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge     Investment in the MSCI
Month Ended        of the Int'l Small Cap Fund          of the Int'l Small Cap Fund          World ex US Index
    Feb-96                  $10,000                                $9,525                         $10,000
    Mar-96                  $10,224                                $9,738                         $10,212
    Apr-96                  $10,552                               $10,051                         $10,513
    May-96                  $10,760                               $10,249                         $10,333
    Jun-96                  $10,776                               $10,264                         $10,378
    Jul-96                  $10,368                                $9,876                         $10,074
    Aug-96                  $10,440                                $9,944                         $10,112
    Sep-96                  $10,536                               $10,036                         $10,386
    Oct-96                  $10,744                               $10,234                         $10,317

--------------------------------------------------------------------------------
The Morgan Stanley Capital World ex U.S. Index is an arithmetical average of the performance of 1,138 securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after deduction of local taxes. An investor may not invest in the index.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                                           Cumulative
                                                          Total Return

                                                             Since
Periods Ending October 31, 1996                            Inception
MSCI World ex US Index*                                      3.17%

International Small Cap Fund Class A (at net asset value)    7.44%
International Small Cap Fund Class A (net of 4.75% sales
 charge)                                                     2.34%

International Small Cap Fund Class B (at net asset value)    6.96%
International Small Cap Fund Class B (net of CDSC**)         1.96%

International Small Cap Fund Class C (at net asset value)    6.96%
International Small Cap Fund Class C (net of CDSC***)        5.96%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

Throughout the first nine months of 1996, international markets again lagged those of the U.S., with the MSCI World ex-US index up 4.78%, while the S&P 500 was up 13.5% through the first nine months. The emerging markets fared even worse, up only 3.0% in the first nine months. Small cap stocks outperformed in many markets, and the Fund did well relative to the indices. This is partly due to the fact that the best earnings growth seems to be in the smaller companies that are not faced with many of the structural problems of big companies, especially in Europe. This allows them to be more nimble and react to the varying economic conditions. We expect that earnings are going to continue to improve throughout 1996 and into 1997, and we expect that these smaller companies will continue to benefit the most, although this may not be reflected in the indices.

During the first nine months of 1996 we have been surprised at how sluggish the economic growth has been outside the U.S., especially in Europe. But we are seeing more and more signs that economies are improving, and we expect that they will exit 1996 growing at a more rapid rate than at the beginning of the year, and we think 1997 will be better than 1996. This, combined with a very stable interest rate environment, should lead to stronger corporate profits in Europe in 1997. We believe the Japanese economy will grow marginally in 1997, but is in significantly healthier shape than it was in the last two years, and there again we expect to see better corporate profits in 1997. Finally, many of the emerging markets' economies are slowing, but we expect that they will grow at better than twice the rate of the developed world in 1997, and will continue to provide excellent opportunities for investments over the long term.

                              GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital by investing at least 65% of its assets in common stocks of well-established, high-quality growth companies.

SUBADVISOR:           Founders Asset Management, Inc.

PORTFOLIO MANAGER:    Edward F. Keely

INCEPTION DATE:       March 4, 1996

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Growth Equity Fund Class A shares at net asset value on March 4, 1996 through October 31, 1996, as compared with the growth of a $10,000 investment in S&P 500 Composite Index. The graph also depicts the growth of a $10,000 investment in Class A shares of the Growth Equity Fund on March 4, 1996 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in        Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge      Investment in the
Month Ended         of the Growth Equity Fund            of the Growth Equity Fund               S&P 500
    Feb-96                  $10,000                                $9,525                       $10,000
    Mar-96                  $10,080                                $9,601                       $10,098
    Apr-96                  $10,680                               $10,173                       $10,252
    May-96                  $11,168                               $10,638                       $10,504
    Jun-96                  $11,040                               $10,516                       $10,547
    Jul-96                  $10,216                                $9,731                       $10,083
    Aug-96                  $10,560                               $10,058                       $10,292
    Sep-96                  $11,104                               $10,577                       $10,868
    Oct-96                  $11,024                               $10,500                       $11,171


--------------------------------------------------------------------------------
The Standard and Poor's 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and some over-the-counter stocks. The capitalization ranges from $80 million to $76 billion. The index is weighted by market capitalization and calculated on a total return basis with dividends reinvested.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                                        Cumulative Total Return
                                                                 Since
Periods Ending October 31, 1996                                Inception
S&P 500*                                                        11.71%

Growth Equity Fund Class A (at net asset value)                 10.24%
Growth Equity Fund Class A (net of 4.75% sales charge)           5.00%

Growth Equity Fund Class B (at net asset value)                  9.84%
Growth Equity Fund Class B (net of CDSC**)                       4.84%

Growth Equity Fund Class C (at net asset value)                  9.84%
Growth Equity Fund Class C (net of CDSC***)                      8.84%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The dramatic rise in small company stocks that began in February abruptly ended in May. The market once again rotated back to larger, more liquid growth stocks. This has been a favorable development for the Fund. However, the third quarter of 1996 was a difficult environment for all stocks. In July, the market experienced a severe correction. From its past peak price the S&P 500 declined 11% to its intra-day low in the middle of the month. The NASDAQ composite declined 20% from its peak price during the same time frame. Concerns of weak corporate earnings and the threat of a Federal Reserve increase in interest rates, as well as, the speculative bubble in small company stocks drove this correction. It is expected that the Fund will hold anywhere from 40 to 90 stocks, and that international holdings will commonly comprise 10 to 15 percent of the Fund. The Fund returned 10.24% since the inception of the Fund on March 4, 1996.

Our expectations for the economy have become very different than the current consensus opinion. In past months, our concern was that the economy was at serious risk of showing a negative GDP quarter or two. Our opinion has been derived from observations of company earnings trends. Significantly more companies have guided analysts to cut estimates or have reported earnings disappointments. At this point in time, we have come to believe that the economy has been undergoing a rolling inventory correction. This inventory correction has hit different industries at different times over the last 12 months. The brunt of this correction hit technology companies in the first quarter of this year and is likely to continue until the fourth quarter of 1996. Auto companies seemed to have felt the correction as long as 12 months ago. Some industries seem to be recovering from the worst of the inventory correction currently. This may explain some of the change in perceptions towards a stronger growth environment. Also, there had been persistent signs of strength in the number of new jobs added to the economy until the most recent monthly figures. We believe that on balance the economic data will suggest moderate economic growth over the next few months. The most recent weak employment number and uninspiring retail sales results may protect the market from a Fed tightening. Growth stocks should outperform value stocks in 1996 because of modest growth in earnings. However, a serious decline in profit growth could propel the market into a significant correction. Based on our observations, long term interest rates should stay at 7% or lower. With inflation at approximately 3%, real long term interest rates of 4% are very attractive. A 7% long term treasury bond suggests the stock market should sell at about 16.5 times 1997 earnings. Stock selection will be of paramount importance to relative out performance.

                              GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE: To seek long term capital appreciation, by investing primarily in a global portfolio of equity securities and securities con vertible into or exercisable for equity securities.

SUBADVISOR:           Morgan Stanley Asset Management Inc.

PORTFOLIO MANAGER:    Frances Campion

INCEPTION DATE:       November 1, 1990#

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Global Equity Fund
Class A shares at net asset value on November 1, 1990 through October 31, 1996, as compared with the growth of a $10,000 investment in the Morgan Stanley Capital International (MSCI) World Index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the Global Equity Fund on November 1, 1990 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in        Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge      Investment in the
Month Ended         of the Global Equity Fund            of the Global Equity Fund          MSCI World Index
     Oct-90                  $10,000                               $9,525                        $10,000
     Nov-90                   $9,921                               $9,450                         $9,838
     Dec-90                  $10,024                               $9,548                        $10,045
     Jan-91                  $10,272                               $9,784                        $10,415
     Feb-91                  $10,927                              $10,408                        $11,381
     Mar-91                  $10,629                              $10,124                        $11,047
     Apr-91                  $10,659                              $10,153                        $11,135
     May-91                  $10,847                              $10,332                        $11,390
     Jun-91                  $10,233                               $9,747                        $10,688
     Jul-91                  $10,698                              $10,190                        $11,195
     Aug-91                  $10,597                              $10,094                        $11,161
     Sep-91                  $10,719                              $10,209                        $11,456
     Oct-91                  $10,880                              $10,364                        $11,644
     Nov-91                  $10,466                               $9,969                        $11,138
     Dec-91                  $11,161                              $10,631                        $11,951
     Jan-92                  $11,141                              $10,612                        $11,732
     Feb-92                  $11,181                              $10,650                        $11,531
     Mar-92                  $10,725                              $10,215                        $10,990
     Apr-92                  $11,049                              $10,525                        $11,145
     May-92                  $11,587                              $11,037                        $11,591
     Jun-92                  $11,252                              $10,718                        $11,204
     Jul-92                  $11,049                              $10,525                        $11,235
     Aug-92                  $11,060                              $10,534                        $11,510
     Sep-92                  $10,776                              $10,264                        $11,407
     Oct-92                  $10,491                               $9,993                        $11,100
     Nov-92                  $10,836                              $10,322                        $11,301
     Dec-92                  $10,841                              $10,326                        $11,394
     Jan-93                  $10,871                              $10,355                        $11,434
     Feb-93                  $11,004                              $10,481                        $11,707
     Mar-93                  $11,633                              $11,081                        $12,388
     Apr-93                  $12,243                              $11,662                        $12,965
     May-93                  $12,843                              $12,233                        $13,265
     Jun-93                  $12,710                              $12,107                        $13,156
     Jul-93                  $13,036                              $12,416                        $13,429
     Aug-93                  $13,716                              $13,065                        $14,047
     Sep-93                  $13,757                              $13,103                        $13,790
     Oct-93                  $13,960                              $13,297                        $14,172
     Nov-93                  $13,117                              $12,494                        $13,373
     Dec-93                  $14,046                              $13,379                        $14,029
     Jan-94                  $14,920                              $14,211                        $14,957
     Feb-94                  $14,982                              $14,270                        $14,766
     Mar-94                  $14,529                              $13,839                        $14,132
     Apr-94                  $14,910                              $14,202                        $14,571
     May-94                  $14,684                              $13,986                        $14,611
     Jun-94                  $14,848                              $14,143                        $14,573
     Jul-94                  $15,177                              $14,456                        $14,853
     Aug-94                  $15,640                              $14,897                        $15,303
     Sep-94                  $15,074                              $14,358                        $14,903
     Oct-94                  $15,239                              $14,515                        $15,330
     Nov-94                  $14,272                              $13,594                        $14,668
     Dec-94                  $14,256                              $13,579                        $14,812
     Jan-95                  $13,459                              $12,820                        $14,593
     Feb-95                  $13,459                              $12,820                        $14,802
     Mar-95                  $13,969                              $13,305                        $15,512
     Apr-95                  $14,288                              $13,609                        $16,069
     May-95                  $14,330                              $13,649                        $16,210
     Jun-95                  $14,298                              $13,619                        $16,208
     Jul-95                  $15,095                              $14,378                        $17,022
     Aug-95                  $14,999                              $14,287                        $16,646
     Sep-95                  $15,137                              $14,418                        $17,134
     Oct-95                  $14,702                              $14,003                        $16,867
     Nov-95                  $14,819                              $14,115                        $17,456
     Dec-95                  $15,266                              $14,541                        $17,970
     Jan-96                  $15,395                              $14,664                        $18,298
     Feb-96                  $15,546                              $14,808                        $18,413
     Mar-96                  $15,934                              $15,177                        $18,723
     Apr-96                  $16,495                              $15,711                        $19,166
     May-96                  $16,312                              $15,537                        $19,186
     Jun-96                  $16,279                              $15,506                        $19,287
     Jul-96                  $15,309                              $14,582                        $18,609
     Aug-96                  $15,622                              $14,880                        $18,826
     Sep-96                  $15,719                              $14,972                        $19,567
     Oct-96                  $15,632                              $14,890                        $19,710

--------------------------------------------------------------------------------
The Morgan Stanley Capital International (MSCI) World Index is a global index which measures the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The index represents approximately 60% of the combined market capitalization of the 23 countries. The index attempts to replicate the industry composition of each local market and includes a representative sampling of large, medium and small capitalization companies. The index is market-value weighted and calculated with both net and gross dividends reinvested. The net return index reinvests dividends after foreign taxes have been withheld and the gross return index reinvests dividends before payment of foreign taxes.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                                             Average Annual Total Return     Cumulative Total Return
                                                                                    Since       Since      Since#
Periods Ending October 31, 1996                             1 Year     5 years    Inception   Inception  Oct. 1, 1996
Morgan Stanley Capital International World Index*           16.83%     11.10%      11.97%       97.10%       0.72%

Global Equity Fund Class A (at net asset value)              6.33%      7.52%       7.76%       56.32%      -0.55%
Global Equity Fund Class A (net of 4.75% sales charge)       1.28%      6.48%       6.89%       48.90%      -5.27%

Global Equity Fund Class B (at net asset value)              5.64%      7.21%       7.50%       54.09%      -0.62%
Global Equity Fund Class B (net of CDSC**)                   0.64%      6.90%       7.38%       53.09%      -5.59%

Global Equity Fund Class C (at net asset value)              5.70%      7.22%       7.51%       54.18%      -0.62%
Global Equity Fund Class C (at net of CDSC***)               4.70%      7.22%       7.51%       54.18%      -0.61%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment manager (subadvisor) assignment became effective
    10/1/96.

                        PORTFOLIO MANAGER'S COMMENTARY

The U.S. market reached new heights in November with a remarkable 7.5% rise following Clinton's re-election and the return of a Republican Congress. Key factors to the market's climb have been falling bond yields, the dollar's "safe haven" status, renewed discussion of balanced budget legislation, and reasonable third quarter earnings. While there are some signs of a (benign) slowing economy--softer auto sales and production schedules, fewer housing starts, lower payroll employment, and deteriorating credit quality--the recent market advance is due to be corrected. Alan Greenspan is clearly attempting to achieve such a correction. In Europe, we believe markets are also in record-setting territory, partly due to renewed currency depreciation in light of the continued uncertainty over the fate of the European Monetary Union. Indicative of this market's strength was the ease with which the Deutsche Telekom $10 billion initial public offering--one of the largest in history--was absorbed. Sterling's strength on the back of the prospect of further interest rate increases remains a feature in the UK as booming retail sales have led to higher-than-expected inflation (3.3%). With the UK's recent budget likely to further stoke the consumer recovery, the economy could be opening up to the prospect of a boom such as was seen in 1987-1988. In Japan, investors remain skeptical about the sustainability of recovery into 1997, and hence the Bank of Japan is not expected to moderate its current monetary policy stance in the short term.

While it seems that it is going to be continuingly difficult to find significant pockets of value in the current global environment, we believe that therestill are, and will be, sufficient numbers of individual, relatively cheap stocks to provide enough names to run a successful, and defensive, portfolio. We expect to continue to be underweighted in Japan and slightly underweight in the U.S. We do not believe we will be able to add many names in Southeast
Asia. We expect to find the majority of new stocks in Europe, which will most likely maintain, if not increase, its overweight status versus the benchmark (MSCI World Index).

                               VALUE EQUITY FUND

INVESTMENT OBJECTIVE: To seek long term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

SUBADVISOR:           T. Rowe Price Associates, Inc.

PORTFOLIO MANAGERS:   Brian C. Rogers, Stephen W. Boesel, Richard P. Howard,
                      William J. Stromberg

INCEPTION DATE:       August 28, 1989#

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Value Equity Fund Class A shares at net asset value on August 28, 1989 through October 31, 1996, as compared with the growth of a $10,000 investment in the S&P 500 Composite Index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the Value Equity Fund on August 28, 1989 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in         Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge       Investment in the
Month Ended        of the Value Equity Fund              of the Value Equity Fund                 S&P 500
     Jul-89                  $10,000                               $9,525                          $10,000
     Aug-89                  $10,114                               $9,634                          $10,000
     Sep-89                   $9,861                               $9,393                           $9,961
     Oct-89                   $9,135                               $8,701                           $9,737
     Nov-89                   $9,167                               $8,732                           $9,926
     Dec-89                   $9,227                               $8,789                          $10,165
     Jan-90                   $8,408                               $8,008                           $9,494
     Feb-90                   $8,572                               $8,164                           $9,603
     Mar-90                   $8,839                               $8,419                           $9,863
     Apr-90                   $8,580                               $8,173                           $9,627
     May-90                   $9,167                               $8,731                          $10,541
     Jun-90                   $8,978                               $8,552                          $10,477
     Jul-90                   $8,684                               $8,272                          $10,451
     Aug-90                   $7,698                               $7,333                           $9,495
     Sep-90                   $7,240                               $6,896                           $9,039
     Oct-90                   $7,110                               $6,772                           $9,008
     Nov-90                   $7,491                               $7,135                           $9,579
     Dec-90                   $7,796                               $7,425                           $9,847
     Jan-91                   $8,161                               $7,774                          $10,286
     Feb-91                   $8,675                               $8,262                          $11,010
     Mar-91                   $8,831                               $8,412                          $11,285
     Apr-91                   $8,927                               $8,503                          $11,319
     May-91                   $9,266                               $8,826                          $11,786
     Jun-91                   $8,883                               $8,461                          $11,252
     Jul-91                   $9,215                               $8,777                          $11,788
     Aug-91                   $9,390                               $8,944                          $12,051
     Sep-91                   $9,215                               $8,777                          $11,851
     Oct-91                   $9,337                               $8,894                          $12,022
     Nov-91                   $8,796                               $8,378                          $11,525
     Dec-91                   $9,751                               $9,287                          $12,843
     Jan-92                   $9,917                               $9,446                          $12,618
     Feb-92                  $10,292                               $9,803                          $12,770
     Mar-92                  $10,126                               $9,645                          $12,522
     Apr-92                  $10,327                               $9,837                          $12,902
     May-92                  $10,528                              $10,028                          $12,947
     Jun-92                  $10,214                               $9,728                          $12,754
     Jul-92                  $10,406                               $9,912                          $13,288
     Aug-92                  $10,091                               $9,612                          $13,002
     Sep-92                  $10,214                               $9,728                          $13,153
     Oct-92                  $10,528                              $10,028                          $13,214
     Nov-92                  $11,262                              $10,727                          $13,647
     Dec-92                  $11,594                              $11,043                          $13,818
     Jan-93                  $11,646                              $11,093                          $13,949
     Feb-93                  $11,437                              $10,894                          $14,129
     Mar-93                  $11,874                              $11,310                          $14,426
     Apr-93                  $11,428                              $10,885                          $14,093
     May-93                  $11,813                              $11,251                          $14,446
     Jun-93                  $11,909                              $11,343                          $14,491
     Jul-93                  $12,092                              $11,518                          $14,447
     Aug-93                  $12,145                              $11,568                          $14,978
     Sep-93                  $12,398                              $11,809                          $14,863
     Oct-93                  $12,415                              $11,826                          $15,185
     Nov-93                  $12,424                              $11,834                          $15,023
     Dec-93                  $12,847                              $12,236                          $15,209
     Jan-94                  $13,155                              $12,530                          $15,738
     Feb-94                  $13,340                              $12,706                          $15,299
     Mar-94                  $12,847                              $12,236                          $14,634
     Apr-94                  $12,838                              $12,228                          $14,838
     May-94                  $12,926                              $12,312                          $15,058
     Jun-94                  $12,679                              $12,077                          $14,690
     Jul-94                  $12,847                              $12,236                          $15,188
     Aug-94                  $13,480                              $12,840                          $15,795
     Sep-94                  $13,304                              $12,672                          $15,406
     Oct-94                  $13,014                              $12,396                          $15,764
     Nov-94                  $12,327                              $11,741                          $15,177
     Dec-94                  $12,570                              $11,973                          $15,400
     Jan-95                  $12,524                              $11,929                          $15,811
     Feb-95                  $13,354                              $12,719                          $16,419
     Mar-95                  $13,717                              $13,066                          $16,905
     Apr-95                  $13,950                              $13,288                          $17,415
     May-95                  $14,370                              $13,687                          $18,087
     Jun-95                  $14,827                              $14,123                          $18,510
     Jul-95                  $15,209                              $14,487                          $19,134
     Aug-95                  $15,377                              $14,647                          $19,164
     Sep-95                  $15,433                              $14,700                          $19,969
     Oct-95                  $14,864                              $14,158                          $19,909
     Nov-95                  $15,480                              $14,744                          $20,766
     Dec-95                  $15,672                              $14,928                          $21,168
     Jan-96                  $16,039                              $15,278                          $21,899
     Feb-96                  $16,346                              $15,569                          $22,092
     Mar-96                  $16,539                              $15,754                          $22,307
     Apr-96                  $16,886                              $16,084                          $22,648
     May-96                  $17,264                              $16,444                          $23,206
     Jun-96                  $16,897                              $16,094                          $23,300
     Jul-96                  $16,264                              $15,491                          $22,276
     Aug-96                  $16,743                              $15,948                          $22,736
     Sep-96                  $17,570                              $16,735                          $24,010
     Oct-96                  $17,723                              $16,881                          $24,679

--------------------------------------------------------------------------------
The Standard and Poor's 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and some over-the-counter stocks. The capitalization ranges from $80 million to $76 billion. The index is weighted by market capitalization and calculated on a total return basis with dividends reinvested.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                              PERFORMANCE TABLE

                                                            Average Annual Total Return      Cumulative Total Return
                                                                                  Since       Since         Since#
Periods Ending October 31, 1996                            1 Year    5 years    Inception   Inception     Oct 1, 1996
S&P 500*                                                   23.96%    15.47%      13.43%        146.79%         2.79%

Value Equity Fund Class A (at net asset value)             19.23%    13.67%       8.31%         77.23%         0.87%
Value Equity Fund Class A (net of 4.75% sales charge)      13.57%    12.57%       7.57%         68.81%        -3.92%

Value Equity Fund Class B (at net asset value)             18.59%    13.41%       8.13%         75.18%         0.88%
Value Equity Fund Class B (net of CDSC**)                  13.59%    13.17%       8.13%         75.18%        -4.12%

Value Equity Fund Class C (at net asset value)             18.53%    13.40%       8.12%         75.08%         0.82%
Value Equity Fund Class C (net of CDSC***)                 17.53%    13.40%       8.12%         75.08%        -0.18%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment manager (subadvisor) assignment became effective
    10/1/96.

                        PORTFOLIO MANAGER'S COMMENTARY

After soaring in the second quarter, economic growth slowed and interest rates stabilized in the third quarter, and through the month of October. The market, which had largely discounted the probability of higher interest rates, got a reprieve in September when the Federal Reserve decided to leave short-term interest rates unchanged for the time being. Following its first significant pullback in more than two years during the July decline, the resilient U.S. stock market marched forward, albeit at a somewhat slower pace. Most major equity indices posted decent gains, with the S&P 500 returning 2.79% for the month of October, on top of a 3.09% return in the third quarter. Investors have generally shrugged off the July decline. Despite the market selling off sharply in a short-term period, investor fund flows did not abate substantially and cash flows into the equity markets have continued to be a positive factor influencing stock returns. Although technology stocks rebounded from their summer lows, from a valuation standpoint, we have steered away from companies in the technology sector. This has been a sector with a great deal of money flowing into it and investor expectations are quite high. We feel as though the risk/reward relationship is tilted against the investor. Also, the last several months have seen small company stocks fall off the pace as investors seek the relatively lower volatility of larger companies. This is a favorable environment for the large-cap value investment strategy employed in the Value Equity Fund.

While the U.S. economic expansion is now over five years old, the economy should continue to grow. Interest rates should not change materially over the remainder of 1996. Interest rates have been in a trading range for most of the year with long treasuries in the 6 1/2% to 7 1/4% range. Barring a surprise move by the Fed to raise interest rates in coming months to contain potential inflationary pressures, we do not see much changing over the remainder of 1996. The stock market should continue to perform well if investors believe interest rates are high enough to restrain inflation, yet low enough to keep unemployment at bay. Corporate earnings have been strong and the real story fueling the market this year has been the tremendous inflow of cash coming from the individual investor, and it looks as though that trend will probably continue. One concern looking out over the next year is what will happen to earnings growth in 1997 versus 1996. If earnings growth slows in 1997, the equity market will face more of a challenge in the next 12 months.

                            GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE: To seek long-term growth of capital and income consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the portfolio manager believes are of high quality.

SUBADVISOR:           Wellington Management Company, LLP

PORTFOLIO MANAGER:    Matthew E. Megargel

INCEPTION DATE:       May 1, 1991


         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Growth and Income Fund Class A shares at net asset value on May 1, 1991 through
October 31, 1996, as compared with the growth of a $10,000 investment in the S&P 500 Composite Index. The graph also depicts the growth of a
$10,000 investment in Class A shares of the Growth and Income Fund on
May 1, 1990 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in         Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge        Investment in the
Month Ended        of the Growth & Income Fund          of the Growth & Income Fund                S&P 500
     Apr-91                 $10,000                                $9,525                            $10,000
     May-91                 $10,240                                $9,754                            $10,413
     Jun-91                  $9,879                                $9,410                             $9,941
     Jul-91                 $10,201                                $9,716                            $10,414
     Aug-91                 $10,352                                $9,860                            $10,646
     Sep-91                 $10,205                                $9,720                            $10,470
     Oct-91                 $10,588                               $10,085                            $10,621
     Nov-91                 $10,175                                $9,692                            $10,182
     Dec-91                 $11,088                               $10,561                            $11,346
     Jan-92                 $10,775                               $10,263                            $11,147
     Feb-92                 $10,876                               $10,359                            $11,281
     Mar-92                 $10,642                               $10,137                            $11,062
     Apr-92                 $10,805                               $10,291                            $11,398
     May-92                 $10,845                               $10,330                            $11,437
     Jun-92                 $10,779                               $10,267                            $11,267
     Jul-92                 $11,217                               $10,684                            $11,740
     Aug-92                 $11,146                               $10,616                            $11,487
     Sep-92                 $11,400                               $10,859                            $11,620
     Oct-92                 $11,480                               $10,935                            $11,674
     Nov-92                 $11,777                               $11,218                            $12,056
     Dec-92                 $12,007                               $11,437                            $12,208
     Jan-93                 $12,162                               $11,584                            $12,323
     Feb-93                 $12,286                               $11,702                            $12,482
     Mar-93                 $12,677                               $12,075                            $12,745
     Apr-93                 $12,430                               $11,839                            $12,450
     May-93                 $12,657                               $12,055                            $12,763
     Jun-93                 $12,656                               $12,055                            $12,802
     Jul-93                 $12,625                               $12,025                            $12,763
     Aug-93                 $13,008                               $12,390                            $13,233
     Sep-93                 $12,956                               $12,341                            $13,130
     Oct-93                 $13,153                               $12,528                            $13,415
     Nov-93                 $12,884                               $12,272                            $13,272
     Dec-93                 $13,112                               $12,489                            $13,436
     Jan-94                 $13,574                               $12,929                            $13,903
     Feb-94                 $13,406                               $12,769                            $13,516
     Mar-94                 $12,892                               $12,279                            $12,928
     Apr-94                 $13,028                               $12,409                            $13,109
     May-94                 $13,259                               $12,629                            $13,303
     Jun-94                 $12,932                               $12,318                            $12,976
     Jul-94                 $13,481                               $12,840                            $13,418
     Aug-94                 $13,871                               $13,212                            $13,954
     Sep-94                 $13,607                               $12,961                            $13,610
     Oct-94                 $13,819                               $13,162                            $13,926
     Nov-94                 $13,196                               $12,569                            $13,408
     Dec-94                 $13,421                               $12,784                            $13,605
     Jan-95                 $13,432                               $12,794                            $13,968
     Feb-95                 $13,957                               $13,294                            $14,505
     Mar-95                 $14,263                               $13,585                            $14,934
     Apr-95                 $14,700                               $14,002                            $15,386
     May-95                 $15,137                               $14,418                            $15,978
     Jun-95                 $15,458                               $14,724                            $16,532
     Jul-95                 $15,876                               $15,122                            $16,904
     Aug-95                 $16,008                               $15,248                            $16,930
     Sep-95                 $16,482                               $15,699                            $17,641
     Oct-95                 $16,206                               $15,437                            $17,588
     Nov-95                 $16,845                               $16,045                            $18,346
     Dec-95                 $17,117                               $16,304                            $18,701
     Jan-96                 $17,520                               $16,688                            $19,347
     Feb-96                 $17,565                               $16,731                            $19,517
     Mar-96                 $17,856                               $17,008                            $19,707
     Apr-96                 $18,113                               $17,253                            $20,008
     May-96                 $18,516                               $17,636                            $20,501
     Jun-96                 $18,499                               $17,620                            $20,584
     Jul-96                 $17,801                               $16,956                            $19,679
     Aug-96                 $18,195                               $17,331                            $20,066
     Sep-96                 $19,218                               $18,305                            $21,211
     Oct-96                 $19,747                               $18,809                            $21,803

--------------------------------------------------------------------------------
The Standard and Poor's 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and some over-the-counter stocks. The capitalization ranges from $80 million to $76 billion. The index is weighted by market capitalization and calculated on a total return basis with dividends reinvested.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                                  PERFORMANCE TABLE

                                                      Average Annual Total Return                   Cumulative Total Return
                                                                                     Since                  Since
Periods Ending October 31, 1996              1 Year           5 years              Inception              Inception
S&P 500*                                       23.96%            15.47%             15.23%                118.03%

Growth and Income Fund Class A
 (at net asset value)                          21.84%            13.28%             13.17%                 97.47%
Growth and Income Fund Class A
 (net of 4.75% sales charge)                   16.06%            12.18%             12.18%                 88.09%

Growth and Income Fund Class B
 (at net asset value)                          21.08%            13.01%             12.93%                 95.15%
Growth and Income Fund Class B
 (net of CDSC**)                               16.08%            12.76%             12.82%                 94.15%

Growth and Income Fund Class C
 (at net asset value)                          21.12%            12.96%             12.88%                 94.70%
Growth and Income Fund Class C
 (net of  CDSC***)                             20.12%            12.96%             12.88%                 94.70%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The U.S. equity market continued its strong performance for the year ended October 31, 1996 as investors embraced the thesis that the economy would continue on a path of moderate growth and modest inflation. Top performing groups included healthcare, which benefited from favorable pharmaceutical script trends, more stable pricing, and an accelerated approval process at the Food & Drug Administration. Financial stocks also performed well due to declining interest rates, a reasonably favorable credit environment, and industry consolidation. Energy services companies rose sharply as high capacity utilization led to rising prices and even more leveraged operating earnings gains. Finally, the aerospace group outpaced the market with robust commercial aircraft orders and consolidation among defense contractors. Lagging sectors included media stocks which suffered from investor disappointment in the cable TV and wireless telephone groups. Utilities were also weak despite lower interest rates over concern about deregulation in both the electric and telephone sectors. Finally, materials stocks lagged the broad market as a decelerating economy caused commodity price declines. The Fund returned 21.84% on a net basis for the fiscal year versus 23.96% for the benchmark S&P 500 Index. Fund performance was helped on a relative basis by overweightings in drug stocks and energy services, along with underweightings in utilities and electronics. Relative performance was hurt by holdings in the media, technology software, and travel related sectors.

                     INTERNATIONAL GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital and income by investing in a portfolio of securities of foreign issuers. Under normal circumstances, the portfolio will be invested approximately 85% in equity securities and 15% in fixed income securities.

SUBADVISOR:           J.P. Morgan Investment Management, Inc.

PORTFOLIO MANAGERS:   Paul A. Quinsee, Gareth A. Fielding

INCEPTION DATE:       January 9, 1995


         Change in Value of $10,000 Investment and Comparative Indices


                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' International Growth and Income Fund Class A shares at net asset value on January 9, 199 through October 31, 1996, as compared with the growth of both a $10,000 investment in Morgan Stanley Capital International EAFE index and a $10,000 investment in the Salomon Brothers Non-U.S. Dollar index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the International Growth and Income Fund on January 9, 1995 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in         Growth of $10,000 Invested in            Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge         Investment in the MSCI
Month Ended     of the Growth & Income Fund           of the Growth & Income Fund                    EAFE Index
     Dec-94                 $10,000                             $9,525                               $10,000
     Jan-95                  $9,800                             $9,335                                $9,618
     Feb-95                  $9,590                             $9,134                                $9,688
     Mar-95                 $10,030                             $9,554                               $10,188
     Apr-95                 $10,350                             $9,858                               $10,569
     May-95                 $10,150                             $9,668                               $10,444
     Jun-95                  $9,977                             $9,503                               $10,281
     Jul-95                 $10,488                             $9,990                               $10,900
     Aug-95                 $10,228                             $9,742                               $10,485
     Sep-95                 $10,308                             $9,818                               $10,689
     Oct-95                 $10,137                             $9,656                               $10,402
     Nov-95                 $10,338                             $9,847                               $10,891
     Dec-95                 $10,788                            $10,273                               $11,122
     Jan-96                 $10,888                            $10,370                               $11,167
     Feb-96                 $10,857                            $10,341                               $11,205
     Mar-96                 $11,041                            $10,515                               $11,406
     Apr-96                 $11,285                            $10,730                               $11,558
     May-96                 $11,235                            $10,701                               $11,550
     Jun-96                 $11,387                            $10,827                               $11,818
     Jul-96                 $11,102                            $10,575                               $11,322
     Aug-96                 $11,214                            $10,681                               $11,459
     Sep-96                 $11,510                            $10,963                               $11,755
     Oct-96                 $11,581                            $11,031                               $11,769
                      Growth of $10,000                   Growth of $10,000
                Investment in the Solomon Bros.        Investment in the 85/15%
Month Ended          Non-US $ Bond Index                   Composite Index
     Dec-94                 $10,000                            $10,000
     Jan-95                 $10,218                             $9,708
     Feb-95                 $10,507                             $9,728
     Mar-95                 $11,443                            $10,375
     Apr-95                 $11,588                            $10,737
     May-95                 $11,943                            $10,668
     Jun-95                 $12,003                            $10,522
     Jul-95                 $12,088                            $11,075
     Aug-95                 $11,376                            $10,819
     Sep-95                 $11,711                            $10,842
     Oct-95                 $11,748                            $10,804
     Nov-95                 $11,850                            $10,885
     Dec-95                 $11,953                            $11,247
     Jan-96                 $11,888                            $11,245
     Feb-96                 $11,722                            $11,283
     Mar-96                 $11,752                            $11,458
     Apr-96                 $11,724                            $11,559
     May-96                 $11,752                            $11,580
     Jun-96                 $11,837                            $11,651
     Jul-96                 $11,889                            $11,404
     Aug-96                 $11,949                            $11,541
     Sep-96                 $11,946                            $11,754
     Oct-96                 $12,166                            $11,829

--------------------------------------------------------------------------------
The EAFE (Europe, Asia and the Far East) Index represents approximately 60% of the combined market capitalization of 20 countries. The index attempts to replicate the industry composition of each local market and includes a representative sampling of small, medium, and small capitalization companies. The index is market value-weighted and calculated both with net and gross dividends reinvested. The net return index reinvests dividends after foreign taxes have been withheld and the gross return index reinvests dividends before payment of taxes.

The Salomon Brothers Non-U.S. Dollar Bond Index provides a measure of the total return of the performance of high quality securities in the Government bond, Eurobond and sectors of the international market. The bonds must have a minimum quality of AA and a minimum maturity of five years.

This composite index is rebalanced to reflect the portfolio's 25% fixed weight in Japan. This adjustment is made for both equities and bonds and then the 85/15% split is used.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                                                                Average Annual               Cumulative
                                                                                 Total Return               Total Return

                                                                            Since                                Since
Periods Ending October 31, 1996                                            1 Year          Inception           Inception
Morgan Stanley Capital International EAFE*                                 13.15%             9.29%              17.69%
Salomon Brothers Non-US Dollar Bond Index*                                  3.55%            11.28%              21.66%
85%/15% Composite Index*+                                                  11.71%             9.59%              18.29%

International Growth and Income Fund Class A (at net asset value)          14.25%             8.49%              15.81%
International Growth and Income Fund Class A (net of 4.75% sales charge)    8.82%             5.60%              10.31%

International Growth and Income Fund Class B (at net asset value)          13.58%             8.08%              15.04%
International Growth and Income Fund Class B (net of CDSC**)                8.58%             5.45%              10.04%

International Growth and Income Fund Class C (at net asset value)          13.63%             8.11%              15.09%
International Growth and Income Fund Class C (net of CDSC***)              12.63%             8.11%              15.09%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 85% of the return of the MSCI EAFE and 15% of the return of the
    Salomon Brothers Non-US Dollar Bond Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

Building on the success enjoyed during the fourth quarter of 1995, international equity markets performed well during 1996 spurred by renewed optimism for economic recovery and corporate profits (due to strong Japanese corporate profits, low interest rates in the smaller European markets, and the favorable impact of the larger European market corporate restructurings). International equities have considerably outperformed bonds since the beginning of 1996. In the bond markets, the theme of convergence of high-yielding markets towards reference markets set the tone, with Italy, Spain, and Sweden producing strong returns in Europe, and Canada and Australia in the dollar bloc.

Asset allocation has been the most positive contributor to overall performance year-to-date. We have significantly reduced the position in Japanese equities, while increasing positions in German, French, and Belgian equities. These decisions have contributed positively to performance. However, these gains were marginally offset by underweighting the strong Swedish market. Stock selection in the Japanese banking sector and in supermarket stocks in the retail sector have contributed to the Fund's returns. An underweight position in Japanese bonds and overweight position in Dutch bonds also produced a positive return as did the Fund's yield positioning. The Fund's ongoing currency strategy of partially hedging Japanese yen exposure into U.S. dollars has had a significant impact on the results this year as the dollar reached a new 32-month high versus the yen in September.

                                 BALANCED FUND

INVESTMENT OBJECTIVE: To seek the highest total return consistent with a moderate level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period. The Balanced Fund will invest in a combination of equity, fixed-income and money mar-ket securities. The portfolio manager retains absolute discre-tion to determine the amount of the Fund's assets invested in each category of securities at all times. There can be no as-surance that the 10% limit on the decline in portfolio value will not be exceeded.

SUBADVISOR:           Founders Asset Management, Inc.

PORTFOLIO MANAGER:    Brian F. Kelly

INCEPTION DATE:       August 28, 1989#

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Balanced Fund Class A shares at net asset value on August 28, 1989 through October 31, 1996, as compared with the growth of both a $10,000 investment in the S&P 500 Composite Index and a $10,000 investment in the Lehman Brothers Aggregate Bond Index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the Balanced Fund on August 28, 1989 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                   Growth of $10,000       Growth of $10,000                              Growth of $10,000
                  invested in Class A     invested in Class A                             Investment in the      Growth of $10,000
                   shares of Net Asset     shares with 4.75%      Growth of $10,000         Lehman Brothers      Investment in the
                      Value of the           charge of the        investment in the            Aggregate              50%/50%
Month Ended          Balanced Fund           Balanced Fund             S&P 500                Bond Index         Composite Index
    Jul-89              $10,000                  $9,525                 $10,000                 $10,000               $10,000
    Aug-89              $10,059                  $9,581                 $10,000                 $10,000               $10,000
    Sep-89               $9,931                  $9,459                  $9,961                 $10,051               $10,008
    Oct-89               $9,878                  $9,216                  $9,737                 $10,299               $10,015
    Nov-89               $9,735                  $9,272                  $9,926                 $10,397               $10,162
    Dec-89               $9,788                  $9,328                 $10,165                 $10,425               $10,295
    Jan-90               $9,184                  $8,745                  $9,494                 $10,301                $9,898
    Feb-90               $9,275                  $8,834                  $9,503                 $10,334                $9,959
    Mar-90               $9,275                  $8,834                  $9,883                 $10,342               $10,103
    Apr-90               $9,043                  $8,814                  $9,627                 $10,247                $9,937
    May-90               $9,528                  $9,074                 $10,541                 $10,550               $10,546
    Jun-90               $9,481                  $8,030                 $10,477                 $10,720               $10,589
    Jul-90               $9,368                  $8,923                 $10,451                 $10,888               $10,880
    Aug-90               $8,733                  $8,318                  $9,495                 $10,723               $10,109
    Sep-90               $8,406                  $8,006                  $9,039                 $10,812                $9,925
    Oct-90               $8,324                  $7,928                  $9,008                 $10,849                $9,979
    Nov-90               $8,651                  $8,240                  $9,579                 $11,184               $10,382
    Dec-90               $8,935                  $8,511                  $9,847                 $11,359               $10,603
    Jan-91               $9,217                  $8,780                 $10,286                 $11,499               $10,893
    Feb-91               $8,667                  $9,208                 $11,010                 $11,597               $11,304
    Mar-91               $9,782                  $9,317                 $11,285                 $11,877               $11,481
    Apr-91               $9,845                  $9,377                 $11,319                 $11,804               $11,562
    May-91               $9,959                  $9,485                 $11,786                 $11,873               $11,830
    Jun-91               $9,717                  $9,258                 $11,252                 $11,867               $11,560
    Jul-91               $9,994                  $9,518                 $11,788                 $12,031               $11,910
    Aug-91              $10,217                  $9,732                 $12,051                 $12,291               $12,171
    Sep-91              $10,196                  $9,711                 $11,851                 $12,541               $12,195
    Oct-91              $10,366                  $9,873                 $12,022                 $12,680               $12,351
    Nov-91              $10,227                  $9,742                 $11,525                 $12,798               $12,161
    Dec-91              $10,852                 $10,335                 $12,843                 $13,178               $13,010
    Jan-92              $10,805                 $10,357                 $12,518                 $12,997               $12,808
    Feb-92              $11,163                 $10,533                 $12,770                 $13,082               $12,925
    Mar-92              $11,013                 $10,480                 $12,522                 $13,008               $12,785
    Apr-92              $11,195                 $10,883                 $12,902                 $13,102               $13,002
    May-92              $11,420                 $10,878                 $12,947                 $13,349               $13,148
    Jun-92              $11,249                 $10,714                 $12,754                 $13,533               $13,144
    Jul-92              $11,498                 $10,952                 $13,295                 $13,809               $13,548
    Aug-92              $12,459                 $11,887                 $13,002                 $13,949               $13,478
    Sep-92              $11,442                 $10,898                 $13,153                 $14,114               $13,634
    Oct-92              $11,532                 $10,964                 $13,214                 $13,927               $13,571
    Nov-92              $11,984                 $11,415                 $13,547                 $13,830               $13,789
    Dec-92              $12,251                 $11,889                 $13,818                 $14,152               $13,885
    Jan-93              $12,377                 $11,790                 $13,949                 $14,423               $14,188
    Feb-93              $12,320                 $11,735                 $14,129                 $14,576               $14,403
    Mar-93              $12,654                 $12,053                 $14,425                 $14,737               $14,582
    Apr-93              $12,412                 $11,822                 $14,083                 $14,839               $14,466
    May-93              $12,631                 $12,031                 $14,446                 $14,858               $14,652
    Jun-93              $12,815                 $12,206                 $14,491                 $15,128               $14,810
    Jul-93              $12,942                 $12,327                 $14,447                 $15,213               $14,830
    Aug-93              $13,080                 $12,458                 $14,978                 $15,480               $15,229
    Sep-93              $13,218                 $12,590                 $14,883                 $15,522               $15,193
    Oct-93              $13,264                 $12,834                 $15,185                 $15,580               $15,383
    Nov-93              $13,195                 $12,565                 $15,023                 $15,448               $15,235
    Dec-93              $13,484                 $12,844                 $15,209                 $15,531               $15,370
    Jan-94              $13,736                 $13,084                 $15,738                 $15,741               $15,740
    Feb-94              $13,724                 $13,073                 $15,299                 $15,468               $15,384
    Mar-94              $13,280                 $12,848                 $14,834                 $15,088               $14,860
    Apr-94              $13,232                 $12,604                 $14,838                 $14,966               $14,902
    May-94              $13,288                 $12,638                 $15,058                 $14,964               $15,011
    Jun-94              $13,100                 $12,478                 $14,690                 $14,931               $14,811
    Jul-94              $13,282                 $12,551                 $15,185                 $15,227               $15,208
    Aug-94              $13,664                 $13,015                 $15,795                 $15,246               $15,521
    Sep-94              $13,496                 $12,855                 $15,408                 $15,022               $15,214
    Oct-94              $13,354                 $12,729                 $15,764                 $15,008               $15,386
    Nov-94              $12,944                 $12,329                 $15,177                 $14,975               $15,076
    Dec-94              $13,120                 $12,497                 $15,400                 $15,078               $15,239
    Jan-95              $13,237                 $12,808                 $15,811                 $15,377               $15,594
    Feb-95              $13,848                 $13,190                 $15,419                 $15,742               $16,081
    Mar-95              $14,056                 $13,385                 $15,905                 $15,839               $16,372
    Apr-95              $14,342                 $13,661                 $17,415                 $15,050               $16,738
    May-95              $14,797                 $14,084                 $18,087                 $16,582               $17,385
    Jun-95              $14,992                 $14,280                 $18,510                 $16,804               $17,857
    Jul-95              $15,352                 $14,528                 $19,134                 $16,767               $17,951
    Aug-95              $15,512                 $14,776                 $19,154                 $16,969               $18,057
    Sep-95              $15,720                 $14,974                 $19,989                 $17,134               $18,552
    Oct-95              $15,829                 $14,887                 $19,909                 $17,357               $18,633
    Nov-95              $15,951                 $15,221                 $20,755                 $17,617               $19,192
    Dec-95              $16,318                 $15,541                 $21,158                 $17,854               $19,516
    Jan-96              $16,516                 $15,792                 $21,899                 $17,983               $19,541
    Feb-96              $16,559                 $15,773                 $22,092                 $17,870               $19,881
    Mar-96              $16,558                 $15,773                 $22,307                 $17,547               $19,927
    Apr-96              $16,602                 $15,814                 $22,848                 $17,449               $20,049
    May-96              $16,789                 $15,964                 $23,206                 $17,413               $20,310
    Jun-96              $16,745                 $15,950                 $23,300                 $17,547               $20,474
    Jul-96              $16,574                 $15,786                 $23,276                 $17,695               $19,988
    Aug-96              $16,789                 $15,991                 $22,735                 $17,656               $20,201
    Sep-96              $17,305                 $16,483                 $24,010                 $17,974               $20,992
    Oct-96              $17,678                 $16,838                 $24,679                 $18,373               $21,565

--------------------------------------------------------------------------------
The Standard and Poor's 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and some over-the-counter stocks. The capitalization ranges from $80 million to $78 billion. The index is weighted by market capitalization and calculated on a total return basis with dividends reinvested. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, Standard & Poor's or Fitch. The index includes Government, Corporate, Mortgage-backed and Asset-backed issues. All issues have at least one year to maturity and an outstanding par value of at least $100 million for Government issues and $50 million for all others. Returns are market value weighted.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                          PERFORMANCE TABLE

                                                                                                           Cumulative Total Return
                                                                 Average Annual Total Return             Since             Since#
Periods Ending October 31, 1996                          1 Year         5 Years   Since Inception      Inception          Oct 1,1996
S&P 500*                                                 23.96%          15.47%          13.43%          146.79%             2.79%
Lehman Brothers Aggregate Bond Index*                     5.85%           7.70%           8.86%           83.73%             2.22%
50%/50% Composite*+                                      14.91%          11.59%          11.15%          115.26%             2.51%

Balanced Fund Class A (at net asset value)               13.10%          11.27%           8.27%           76.78%             2.15%
Balanced Fund Class A (net of 4.75% sales charge)         7.73%          10.19%           7.53%           68.38%            -2.70%

Balanced Fund Class B (at net asset value)               12.35%          10.98%           8.07%           74.49%             2.08%
Balanced Fund Class B (net of CDSC**)                     7.35%          10.71%           8.07%           74.49%            -2.92%

Balanced Fund Class C (at net asset value)               12.41%          10.98%           8.07%           74.49%             2.15%
Balanced Fund Class C (at net asset value)               11.41%          10.98%           8.07%           74.49%             1.15%

 * All since inception returns for the indices begin on the month-end closest t to the actual inception date of the Fund.
 + Comprised of 50% of the return of the S&P 500 and 50% of the return of the Lehman Brothers Aggregate Bond Index.
** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment manager (subadvisor) assignment became effective 10/1/96.

                        PORTFOLIO MANAGER'S COMMENTARY

Since taking over the fund on October 1, 1996, the Fund has appreciated in value by 2.15% versus an increase in the S&P 500 over this same time period of 2.79%. Given the fact that the fund is currently targeting a 60% equity exposure and a 40% fixed income exposure, and that the Fund is in the process of being restructured, the return listed in the previous sentence is acceptable. There have been several changes that have been implemented since taking over the Fund. From this point and going forward the fixed income component of this Fund will be overwhelmingly invested solely in U.S. treasuries--with maturities typically ranging from one to five years. A small portion of the fixed income funds may be invested in investment grade bonds of major foreign governments or states (e.g. Canadian government bonds), or investment grade foreign corporate issues. Also, inherited equity positions have been trimmed and dollars have been redeployed.

It would be difficult to make the case that the market as measured by either the S&P 500 or the Dow Jones Industrial Average is meaningfully undervalued. The yield on these indices currently is around 1.95% to 2.00%. The stock market as measured by either of these indices has never in history (going back as far as 1890-1900) been priced at such an extreme so as to carry so little yield. Unless one believes that yield is no longer important as a tool for measuring valuation, the market is overvalued by anywhere from 20% to 30% on a yield test. The price to book ratio for both the Dow Jones and the S&P 500 is currently about 4.0(x). On a historical basis this looks very high, but in all honesty, the value of this particular valuation tool is difficult to assess due to significant write-offs to corporate balance sheets over the past decade. At the current level, the stock market reflects the low yields in the bonds market. A meaningful or abrubt increase in interest rates would not be well received by the stock market. Yet in spite of broad concerns about the overall valuation level of this market, certain sectors of the economy are and will in all likelihood be broadly represented in the portfolio. These include oil and natural gas, pharmaceuticals, financials, and industrials and rails. Also, investments in the following areas have been trimmed: consumer debt, retailers, apparel manufacturers, and REIT's. Going forward, investments will be made with a very critical eye on valuation, and directionally the equity exposure of the Fund is more likely headed down rather than up.

                             STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE: To seek a high level of total return consistent with preservation of capital, by giving its portfolio manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market as the portfolio manager believes will best contribute to achievement of the Fund's investment objective.

SUBADVISOR:           Salomon Brothers Asset Management Inc

PORTFOLIO MANAGERS:   Peter J. Wilby, David J. Scott

INCEPTION DATE:       November 1, 1993

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Strategic
Income Fund Class A shares at net asset value on November 1, 1993 through October 31, 1996, as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index. The graph also depicts the growth of a $10,000 investment in Class A shares of the Strategic Income Fund on
November 1, 1993 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in               Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge     Investment in the Lehman Brothers
Month Ended        of the Strategic Income Fund         of the Strategic Income Fund              Aggregate Bond Index
     Oct-93                  $10,000                               $9,525                                $10,000
     Nov-93                  $10,019                               $9,543                                 $9,915
     Dec-93                  $10,122                               $9,641                                 $9,969
     Jan-94                  $10,283                               $9,795                                $10,103
     Feb-94                  $10,001                               $9,525                                 $9,928
     Mar-94                   $9,539                               $9,086                                 $9,683
     Apr-94                   $9,444                               $8,996                                 $9,606
     May-94                   $9,567                               $9,113                                 $9,604
     Jun-94                   $9,522                               $9,070                                 $9,583
     Jul-94                   $9,564                               $9,110                                 $9,773
     Aug-94                   $9,615                               $9,158                                 $9,786
     Sep-94                   $9,638                               $9,180                                 $9,642
     Oct-94                   $9,621                               $9,164                                 $9,633
     Nov-94                   $9,561                               $9,107                                 $9,612
     Dec-94                   $9,435                               $8,986                                 $9,678
     Jan-95                   $9,448                               $8,999                                 $9,869
     Feb-95                   $9,543                               $9,090                                $10,104
     Mar-95                   $9,592                               $9,136                                $10,166
     Apr-95                   $9,899                               $9,429                                $10,308
     May-95                  $10,244                               $9,758                                $10,707
     Jun-95                  $10,381                               $9,888                                $10,785
     Jul-95                  $10,428                               $9,933                                $10,761
     Aug-95                  $10,463                               $9,966                                $10,891
     Sep-95                  $10,642                              $10,137                                $10,997
     Oct-95                  $10,720                              $10,211                                $11,140
     Nov-95                  $10,905                              $10,387                                $11,307
     Dec-95                  $11,187                              $10,655                                $11,466
     Jan-96                  $11,685                              $11,130                                $11,542
     Feb-96                  $11,497                              $10,951                                $11,341
     Mar-96                  $11,502                              $10,956                                $11,263
     Apr-96                  $11,645                              $11,091                                $11,199
     May-96                  $11,737                              $11,180                                $11,176
     Jun-96                  $11,868                              $11,304                                $11,327
     Jul-96                  $11,924                              $11,358                                $11,358
     Aug-96                  $12,107                              $11,532                                $11,339
     Sep-96                  $12,494                              $11,901                                $11,536
     Oct-96                  $12,580                              $11,982                                $11,792

--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, Standard & Poor's or Fitch. The Index includes Government, Corporate, Mortgage-backed and Asset-backed issues. All issues have at least one year to maturity and an outstanding par value of at least $100 million for Government issues and $50 million for all others.
Returns are market value weighted.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                                 Average Annual    Cumulative
                                                  Total Return    Total Return

                                                          Since       Since
Periods Ending October 31, 1996                 1 Year  Inception   Inception
Lehman Brothers Aggregate Bond Index*            5.85%    5.65%       17.92%

Strategic Income Fund Class A (at net asset
 value)                                         17.35%    7.97%       25.80%
Strategic Income Fund Class A (net of 4.75%
 sales charge)                                  11.77%    6.23%       19.82%

Strategic Income Fund Class B (at net asset
 value)                                         16.59%    7.37%       23.69%
Strategic Income Fund Class B (net of CDSC**)   11.59%    6.19%       19.69%

Strategic Income Fund Class C (at net asset
 value)                                         16.59%    7.36%       23.67%
Strategic Income Fund Class C (net of CDSC***)  15.59%    7.36%       23.67%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The Strategic Income Fund enjoyed strong performance for the year ending 10/31/96, as it posted a 17.35% return on a net asset value basis. This compares favorably to both the investment grade bond market and multi-sector fixed income fund average as reported by Lipper Analytical Services, Inc. For the one year period, the investment grade bond market as measured by the Lehman Brothers Aggregate Bond Index posted a 5.85% return and the Lipper Multi-sector fund average posted a 12.45% return. This outperformance can be attributed to the Fund's allocation to the high yield corporate sector and emerging markets debt. Over the course of the year, the Fund allocated about 45% of its assets to the high yield sector and about 22% to emerging markets debt (Brady Bonds). Credit quality of the high yield issuers continues to improve as corporations strengthen their balance sheets by posting higher earnings and paying down debt. The strength in the emerging markets debt sector is attributed to improving fiscal and monetary practices of these countries. During the year, both Moody's and S&P upgraded Poland's debt to investment grade. This positive development helped to boost prices across the whole sector. In addition, during 1996, a large and growing number of institutional investors, particularly U.S. pension funds and insurance companies, entered this market in search of higher yields. This flow of institutional funds has helped to stabilize this market sector.

Moderate economic growth in the U.S. and positive supply and demand factors in the high yield corporate market should support strong performance in the year ahead. We also maintain a positive outlook on emerging market debt as broader participation in the sector and favorable monetary and fiscal policies by emerging market nations should continue to be positive for the market. Our US investment grade outlook is cautious over the short run. However, long-term we remain constructive on the fixed income market as inflation remains benign and economic growth remains modest.

                         INVESTMENT QUALITY BOND FUND

INVESTMENT OBJECTIVE: To seek a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

SUBADVISOR:           Wellington Management Company, LLP

PORTFOLIO MANAGER:    Thomas L. Pappas

INCEPTION DATE:       May 1, 1991

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' Investment Quality Bond Fund Class A shares at net asset value on May 1, 1991 through October 31, 1996, as compared with the growth of a $10,000 investment in the Lehman Brothers Aggregate Bond Index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the Investment Quality Bond Fund on May 1, 1991 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------


                      Growth of $10,000             Growth of $10,000            Growth of $10,000         Growth of $10,000
                  Invested in Class A shares    Invested in Class A shares    Investment in the Lehman     Investment in the
                   at Net Asset Value of the     with 4.75% charge of the        Brothers Aggregate             50%/50
Month Ended      Investment Quality Bond Fund   Investment Quality Bond Fund         Bond Index             Composite Index
     Apr-91                 $10,000                        $9,525                       $10,000                 $10,000
     May-91                 $10,085                        $9,606                       $10,058                 $10,054
     Jun-91                 $10,080                        $9,602                       $10,053                 $10,046
     Jul-91                 $10,157                        $9,674                       $10,193                 $10,179
     Aug-91                 $10,395                        $9,901                       $10,413                 $10,412
     Sep-91                 $10,614                       $10,110                       $10,624                 $10,628
     Oct-91                 $10,721                       $10,212                       $10,743                 $10,725
     Nov-91                 $10,808                       $10,294                       $10,841                 $10,832
     Dec-91                 $11,200                       $10,668                       $11,163                 $11,193
     Jan-92                 $10,991                       $10,469                       $11,011                 $11,036
     Feb-92                 $11,085                       $10,558                       $11,083                 $11,111
     Mar-92                 $11,018                       $10,495                       $11,020                 $11,055
     Apr-92                 $11,065                       $10,540                       $11,100                 $11,117
     May-92                 $11,320                       $10,782                       $11,309                 $11,344
     Jun-92                 $11,511                       $10,964                       $11,465                 $11,513
     Jul-92                 $11,791                       $11,231                       $11,699                 $11,812
     Aug-92                 $11,915                       $11,349                       $11,817                 $11,913
     Sep-92                 $12,085                       $11,511                       $11,958                 $12,069
     Oct-92                 $11,901                       $11,335                       $11,799                 $11,875
     Nov-92                 $11,930                       $11,363                       $11,802                 $11,874
     Dec-92                 $12,127                       $11,551                       $11,989                 $12,084
     Jan-93                 $12,382                       $11,794                       $12,219                 $12,353
     Feb-93                 $12,604                       $12,006                       $12,433                 $12,619
     Mar-93                 $12,676                       $12,074                       $12,485                 $12,662
     Apr-93                 $12,757                       $12,151                       $12,572                 $12,759
     May-93                 $12,769                       $12,162                       $12,588                 $12,760
     Jun-93                 $13,016                       $12,397                       $12,816                 $13,057
     Jul-93                 $13,051                       $12,431                       $12,889                 $13,143
     Aug-93                 $13,312                       $12,680                       $13,114                 $13,454
     Sep-93                 $13,372                       $12,737                       $13,150                 $13,495
     Oct-93                 $13,408                       $12,771                       $13,200                 $13,555
     Nov-93                 $13,192                       $12,565                       $13,087                 $13,397
     Dec-93                 $13,254                       $12,624                       $13,158                 $13,462
     Jan-94                 $13,437                       $12,799                       $13,336                 $13,685
     Feb-94                 $13,081                       $12,459                       $13,104                 $13,379
     Mar-94                 $12,654                       $12,053                       $12,781                 $13,023
     Apr-94                 $12,524                       $11,929                       $12,679                 $12,909
     May-94                 $12,517                       $11,923                       $12,677                 $12,877
     Jun-94                 $12,474                       $11,881                       $12,649                 $12,846
     Jul-94                 $12,706                       $12,103                       $12,901                 $13,126
     Aug-94                 $12,712                       $12,109                       $12,917                 $13,135
     Sep-94                 $12,503                       $11,909                       $12,726                 $12,920
     Oct-94                 $12,459                       $11,867                       $12,715                 $12,901
     Nov-94                 $12,428                       $11,838                       $12,687                 $12,879
     Dec-94                 $12,534                       $11,939                       $12,774                 $12,972
     Jan-95                 $12,749                       $12,143                       $13,027                 $13,230
     Feb-95                 $13,056                       $12,436                       $13,337                 $13,562
     Mar-95                 $13,130                       $12,506                       $13,419                 $13,661
     Apr-95                 $13,322                       $12,689                       $13,606                 $13,866
     May-95                 $13,859                       $13,201                       $14,133                 $14,472
     Jun-95                 $13,947                       $13,285                       $14,236                 $14,593
     Jul-95                 $13,902                       $13,241                       $14,205                 $14,533
     Aug-95                 $14,058                       $13,390                       $14,376                 $14,735
     Sep-95                 $14,201                       $13,527                       $14,516                 $14,893
     Oct-95                 $14,441                       $13,755                       $14,705                 $15,103
     Nov-95                 $14,668                       $13,971                       $14,925                 $15,366
     Dec-95                 $14,889                       $14,182                       $15,135                 $15,602
     Jan-96                 $14,952                       $14,242                       $15,235                 $15,701
     Feb-96                 $14,655                       $13,959                       $14,970                 $15,354
     Mar-96                 $14,524                       $13,834                       $14,866                 $15,225
     Apr-96                 $14,392                       $13,708                       $14,783                 $15,112
     May-96                 $14,344                       $13,662                       $14,753                 $15,085
     Jun-96                 $14,523                       $13,833                       $14,951                 $15,293
     Jul-96                 $14,545                       $13,855                       $14,992                 $15,327
     Aug-96                 $14,525                       $13,835                       $14,966                 $15,285
     Sep-96                 $14,794                       $14,091                       $15,227                 $15,574
     Oct-96                 $15,093                       $14,376                       $15,565                 $15,959

--------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, Standard & Poor's or Fitch. The Index includes Government, Corporate, Mortgage-backed and Asset-backed issues. All issues have at least one year to maturity and an outstanding par value of at least $100 million for Government issues and $50 million for all others.
Returns are market value weighted.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                         PERFORMANCE TABLE

                                                                              Average Annual                Cumulative
                                                                               Total Return                Total Return
                                                                                                 Since         Since
Periods Ending October 31, 1996                                      1 Year       5 years      Inception     Inception
Lehman Brothers Aggregate Bond Index*                                 5.85%        7.70%         8.38%         55.65%
50%/50% Composite*                                                    5.70%        8.30%         8.86%         59.59%

Investment Quality Bond Fund Class A (at net asset value)             4.52%        7.08%         7.77%         50.93%
Investment Quality Bond Fund Class A (net of 4.75% sales charge)     -0.45%        6.04%         6.82%         43.76%

Investment Quality Bond Fund Class B (at net asset value)             3.92%        6.75%         7.47%         48.63%
Investment Quality Bond Fund Class B (net of CDSC**)                 -1.08%        6.44%         7.34%         47.63%

Investment Quality Bond Fund Class C (at net asset value)             3.92%        6.75%         7.47%         48.63%
Investment Quality Bond Fund Class C (net of CDSC***)                 2.92%        6.75%         7.47%         48.63%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
  + Comprised of 50% of the return of the Lehman Brothers Corporate Bond Index and 50% of the return of the Lehman Brothers Government Bond Index.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

Over the last twelve months the Federal Reserve lowered short-term interest rates and money market fund rates declined. In contrast, longer term interest rates rose as investors factored in a stronger-than-expected economy. For the fiscal year ended October 31, 1996, the Fund returned 4.52% on a net basis compared to 5.85% for the Lehman Aggregate Bond Index. The Fund operates with a slightly longer duration than this Lehman index, and therefore is more sensitive to interest rate changes in both directions. Since longer term interest rates rose over the period, the Fund experienced a slightly larger principal loss than the index.

There have been two major themes in the bond market over the past three years. First, bonds have been very volatile, trading within a range from below 6% to above 8% and reacting swiftly and sharply to relevant economic news releases. At this time it is difficult to forecast a reduction in this bond market volatility. Second, investors have been purchasing large quantities of A-rated corporate bonds, thereby lowering their incremental yield premium over Treasuries from approximately 70 basis points to 60 basis points. We believe this move to corporate bonds foreshadows a period of underperformance which will be triggered by the first hint of economic weakness. We have not purchased 50-100 year bonds, which we believe are positive for issuers but not for bond investors, and will attempt to manage as high a quality profile as possible given the risk/reward tradeoff.

                        U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE: To seek a high level of current income consistent with preservation of capital and maintenance of liquidity by investing in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

SUBADVISOR:           Salomon Brothers Asset Management Inc

PORTFOLIO MANAGER:    Steven Guterman

INCEPTION DATE:       August 28, 1989#

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' U.S. Government Securities Fund Class A shares at net asset value on August 28, 1989 through October 31, 1996, as compared with the growth of a $10,000 investment in the Merrill Lynch 1-10 Year Government Index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the U.S. Government Securities Fund on August 28, 1989 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in              Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge     Investment in the Merrill Lynch
Month Ended     of the U.S. Gov't Securities Fund     of the U.S. Gov't Securities Fund      1-10 Year Government Index
Jul-89                      $10,000                                $9,525                              $10,000
Aug-89                       $9,979                                $9,505                              $10,000
Sep-89                       $9,995                                $9,520                              $10,050
Oct-89                      $10,166                                $9,683                              $10,256
Nov-89                      $10,255                                $9,767                              $10,357
Dec-89                      $10,302                                $9,812                              $10,383
Jan-90                      $10,201                                $9,716                              $10,324
Feb-90                      $10,227                                $9,742                              $10,349
Mar-90                      $10,233                                $9,747                              $10,370
Apr-90                      $10,162                                $9,680                              $10,334
May-90                      $10,386                                $9,892                              $10,552
Jun-90                      $10,523                               $10,024                              $10,690
Jul-90                      $10,662                               $10,155                              $10,843
Aug-90                      $10,557                               $10,055                              $10,796
Sep-90                      $10,638                               $10,133                              $10,894
Oct-90                      $10,765                               $10,254                              $11,046
Nov-90                      $10,984                               $10,463                              $11,211
Dec-90                      $11,148                               $10,619                              $11,370
Jan-91                      $11,290                               $10,754                              $11,485
Feb-91                      $11,362                               $10,823                              $11,545
Mar-91                      $11,424                               $10,881                              $11,608
Apr-91                      $11,545                               $10,997                              $11,728
May-91                      $11,614                               $11,062                              $11,795
Jun-91                      $11,611                               $11,060                              $11,807
Jul-91                      $11,789                               $11,229                              $11,934
Aug-91                      $11,969                               $11,400                              $12,157
Sep-91                      $12,149                               $11,572                              $12,364
Oct-91                      $12,258                               $11,675                              $12,504
Nov-91                      $12,366                               $11,779                              $12,651
Dec-91                      $12,638                               $12,038                              $12,960
Jan-92                      $12,490                               $11,897                              $12,829
Feb-92                      $12,570                               $11,973                              $12,878
Mar-92                      $12,471                               $11,879                              $12,825
Apr-92                      $12,624                               $12,024                              $12,942
May-92                      $12,816                               $12,207                              $13,127
Jun-92                      $13,009                               $12,391                              $13,317
Jul-92                      $13,242                               $12,613                              $13,564
Aug-92                      $13,369                               $12,734                              $13,721
Sep-92                      $13,550                               $12,907                              $13,911
Oct-92                      $13,379                               $12,744                              $13,740
Nov-92                      $13,314                               $12,681                              $13,679
Dec-92                      $13,476                               $12,836                              $13,859
Jan-93                      $13,714                               $13,063                              $14,118
Feb-93                      $13,886                               $13,227                              $14,329
Mar-93                      $14,004                               $13,339                              $14,383
Apr-93                      $14,089                               $13,420                              $14,497
May-93                      $14,037                               $13,370                              $14,454
Jun-93                      $14,246                               $13,569                              $14,661
Jul-93                      $14,290                               $13,612                              $14,691
Aug-93                      $14,474                               $13,786                              $14,916
Sep-93                      $14,518                               $13,829                              $14,980
Oct-93                      $14,535                               $13,845                              $15,006
Nov-93                      $14,454                               $13,767                              $14,934
Dec-93                      $14,505                               $13,816                              $14,992
Jan-94                      $14,638                               $13,943                              $15,142
Feb-94                      $14,438                               $13,752                              $14,927
Mar-94                      $14,266                               $13,588                              $14,718
Apr-94                      $14,269                               $13,591                              $14,618
May-94                      $14,257                               $13,580                              $14,633
Jun-94                      $14,231                               $13,555                              $14,643
Jul-94                      $14,396                               $13,712                              $14,825
Aug-94                      $14,444                               $13,758                              $14,871
Sep-94                      $14,268                               $13,590                              $14,752
Oct-94                      $14,226                               $13,550                              $14,755
Nov-94                      $14,190                               $13,516                              $14,681
Dec-94                      $14,274                               $13,596                              $14,737
Jan-95                      $14,512                               $13,823                              $14,981
Feb-95                      $14,812                               $14,109                              $15,268
Mar-95                      $14,899                               $14,191                              $15,352
Apr-95                      $15,063                               $14,348                              $15,528
May-95                      $15,618                               $14,876                              $15,972
Jun-95                      $15,706                               $14,960                              $16,076
Jul-95                      $15,652                               $14,909                              $16,087
Aug-95                      $15,805                               $15,054                              $16,219
Sep-95                      $15,910                               $15,154                              $16,328
Oct-95                      $16,096                               $15,331                              $16,514
Nov-95                      $16,283                               $15,510                              $16,717
Dec-95                      $16,455                               $15,673                              $16,887
Jan-96                      $16,563                               $15,776                              $17,032
Feb-96                      $16,310                               $15,535                              $16,841
Mar-96                      $16,188                               $15,419                              $16,760
Apr-96                      $16,132                               $15,365                              $16,708
May-96                      $16,062                               $15,299                              $16,698
Jun-96                      $16,243                               $15,471                              $16,862
Jul-96                      $16,273                               $15,500                              $16,914
Aug-96                      $16,287                               $15,513                              $16,932
Sep-96                      $16,538                               $15,753                              $17,147
Oct-96                      $16,843                               $16,043                              $17,426

--------------------------------------------------------------------------------
The Merrill Lynch 1-10 Year Government Index consists of all those issues in the Government Master Index with a maturity greater than or equal to one year and less than or equal to ten years. When an issue no longer meets the maturity criteria, it is dropped from the index.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                                                             Cumulative
                                      Average Annual Total Return           Total Return

                                                  Since      Since#      Since      Since#
Periods Ending October 31, 1996  1 Year 5 years Inception Dec 13, 1991 Inception Dec 13, 1991
Merrill Lynch 1-10 Year
 Government Index*                5.53%  6.86%    8.06%      6.73%      74.26%      37.75%

U.S. Government
 Securities Fund Class A
 (at net asset value)             4.64%  6.56%    7.54%      6.37%      68.43%      35.23%
U.S. Government
 Securities Fund Class A
 (net of 4.75% sales
 charge)                         -0.33%  5.53%    6.81%      5.32%      60.43%      28.83%

U.S. Government
 Securities Fund Class B
 (at net asset value)             3.97%  6.23%    7.30%      6.03%      65.80%      33.12%
U.S. Government
 Securities Fund Class B
 (net of CDSC**)                 -1.03%  5.91%    7.30%      5.70%      65.80%      31.12%

U.S. Government
 Securities Fund Class C
 (at net asset value)             3.97%  6.23%    7.30%      6.03%      65.80%      33.12%
U.S. Government
 Securities Fund Class C
 (net of CDSC***)                 2.97%  6.23%    7.30%      6.03%      65.80%      33.12%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.
  # Current investment manager (subadvisor) assignment became effective
    12/13/91.

                        PORTFOLIO MANAGER'S COMMENTARY

The fixed income markets closed 1995 on a positive note as a combination of moderate economic growth and benign inflation data helped lift bond prices across the yield curve. The Federal Reserve reduced short-term interest rates by 25 basis points on December 19, 1995 and then again in January, 1996. However, the markets faced a deluge of supply in February. This coupled with strong employment data and comments from Federal Reserve Chairman Greenspan that implied that further easing was unnecessary drove bond prices down. As a result, the interest rate sensitivity of the Fund was reduced in anticipation of further declines in the bond market in the near term. We also added to the Fund's allocation to mortgage-backed securities as we believed that prepayment fears had subsided and market sentiment for the sector improved as higher interest rates ensued. This allocation was maintained through October, 1996 as Federal Reserve policy remained on hold and economic data indicated modest growth.

                         NATIONAL MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE: To seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital, by investing primarily in a portfolio of municipal obligations. The portfolio will not invest in municipal obligations that are rated below investment grade at the time of purchase.

SUBADVISOR:           Salomon Brothers Asset Management Inc

PORTFOLIO MANAGER:    MaryBeth Whyte

INCEPTION DATE:       July 6, 1993

         Change in Value of $10,000 Investment and Comparative Indices

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
A line graph showing the growth (including reinvestment of dividends and capital gains) of a $10,000 investment in North American Funds' National Municipal Bond Fund Class A shares at net asset value on July 6, 1993 through October 31, 1996, as compared with the growth of a $10,000 investment in the Lehman Brothers Municipal Bond Index over the same period. The graph also depicts the growth of a $10,000 investment in Class A shares of the National Municipal Bond Fund on July 6, 1993 through October 31, 1996, assuming the deduction of the maximum 4.75% front-end sales charge at the time of the initial investment and reinvestment of dividends and capital gains at net asset value. The following are the plot points used to draw this line graph.
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in        Growth of $10,000 Invested in             Growth of $10,000
                Class A shares at Net Asset Value     Class A shares with 4.75% charge     Investment in the Lehman Bros.
Month Ended         of the National Muni Fund            of the National Muni Fund              Municipal Bond Index
Jun-93                       $10,000                              $9,525                               $10,000
Jul-93                       $10,020                              $9,544                               $10,013
Aug-93                       $10,261                              $9,774                               $10,221
Sep-93                       $10,373                              $9,881                               $10,338
Oct-93                       $10,417                              $9,922                               $10,358
Nov-93                       $10,300                              $9,811                               $10,266
Dec-93                       $10,457                              $9,960                               $10,483
Jan-94                       $10,616                             $10,112                               $10,603
Feb-94                       $10,302                              $9,813                               $10,328
Mar-94                        $9,665                              $9,206                                $9,908
Apr-94                        $9,742                              $9,280                                $9,992
May-94                        $9,839                              $9,372                               $10,078
Jun-94                        $9,756                              $9,293                               $10,020
Jul-94                        $9,944                              $9,472                               $10,200
Aug-94                        $9,943                              $9,471                               $10,236
Sep-94                        $9,709                              $9,248                               $10,086
Oct-94                        $9,454                              $9,005                                $9,907
Nov-94                        $9,158                              $8,723                                $9,727
Dec-94                        $9,494                              $9,043                                $9,945
Jan-95                        $9,766                              $9,302                               $10,226
Feb-95                       $10,106                              $9,626                               $10,523
Mar-95                       $10,195                              $9,711                               $10,644
Apr-95                       $10,209                              $9,724                               $10,656
May-95                       $10,587                             $10,085                               $10,996
Jun-95                       $10,435                              $9,939                               $10,900
Jun-95                       $10,514                             $10,015                               $11,003
Aug-95                       $10,649                             $10,143                               $11,143
Sep-95                       $10,717                             $10,208                               $11,214
Oct-95                       $10,897                             $10,380                               $11,377
Nov-95                       $11,147                             $10,618                               $11,566
Dec-95                       $11,273                             $10,737                               $11,677
Jan-96                       $11,307                             $10,770                               $11,765
Feb-96                       $11,227                             $10,694                               $11,685
Mar-96                       $11,055                             $10,530                               $11,536
Apr-96                       $10,998                             $10,475                               $11,503
May-96                       $11,009                             $10,486                               $11,499
Jun-96                       $11,149                             $10,619                               $11,624
Jul-96                       $11,242                             $10,708                               $11,729
Aug-96                       $11,254                             $10,719                               $11,727
Sep-96                       $11,443                             $10,899                               $11,891
Oct-96                       $11,585                             $11,035                               $12,025

--------------------------------------------------------------------------------
The Lehman Brothers Municipal Bond is intended to be a benchmark for the long-term, investment-grade tax-exempt bond market. The index consists of approximately 21,000 municipal bonds which are priced by Muller Data Corporation. The bonds must have a minimum credit rating of at least Baa, been issued within the last five years and as part of a deal of at least $50 million, have a maturity of at least one year and an amount outstanding of at least $3 million. Bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons are excluded.

Index information is available on a month-end basis only, therefore the closest month-end to the inception date of the fund has been used.
--------------------------------------------------------------------------------

                               PERFORMANCE TABLE

                                               Average Annual    Cumulative
                                                Total Return    Total Return

                                                         Since      Since
Periods Ending October 31, 1996               1 Year   Inception  Inception
Lehman Brothers Municipal Long Bond Index*     5.70%     5.69%     20.25%

National Municipal Bond Fund Class A (at net
 asset value)                                  6.31%     4.54%     15.85%
National Municipal Bond Fund Class A (net of
 4.75% sales charge)                           1.26%     3.01%     10.35%

National Municipal Bond Fund Class B (at net
 asset value)                                  5.41%     3.88%     13.45%
National Municipal Bond Fund Class B (net of
 CDSC**)                                       0.41%     3.04%     10.45%

National Municipal Bond Fund Class C (at net
 asset value)                                  5.41%     3.88%     13.44%
National Municipal Bond Fund Class C (net of
 CDSC***)                                      4.41%     3.88%     13.44%

  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Fund.
 ** The returns reflect the applicable sliding Contingent Deferred Sales Charge of 5%, 5%, 4%, 3%, 2%, 1%.
*** The returns reflect the applicable Contingent Deferred Sales Charge of 1%.

                        PORTFOLIO MANAGER'S COMMENTARY

The NAF National Municipal Bond Fund returned 6.31% for the year ending 10/31/96. This compared favorably with the Lehman Brothers Municipal Long Bond

Index average which returned 5.70% for the same period. The year began on a strong note for municipals as a combination of moderate economic growth and benign inflation carried bond prices to yearly highs. The rally took place despite a dramatic pick up in new issue volume during the first quarter. Strong technicals, portfolio restructuring and the declining prospects of the flat tax all helped to absorb over $40 billion of new municipals. The rally was derailed in March when a much higher than anticipated increase in employment caused bond prices to fall. Fixed-income prices faltered for the balance of the quarter, but the decline for municipals was not as dramatic as the taxable market. Tax-exempts were able to temper their losses as individual investors returned to the market attracted by higher yields. Further support was lent by insurance companies who were major buyers of municipals due to their continued profitability. Results for fixed-income securities returned to profitability in the third quarter as renewed doubts over the strength of the economy reversed the downward trend for bonds. Positive supply and demand factors allowed municipals to outperform taxables over this time period. However, the better showing by municipals left them trading at near historically rich percentages to Treasuries. The fixed-income rally was sustained in the fourth quarter when a decision by the Federal Reserve not to raise short-term interest rates lifted the market. Nonetheless, municipal gains were muted due to their unfavorable relationship to the taxable market.

Looking ahead, municipal new issuance is expected to be robust through the first half of December before quieting down for the holidays. Tax-exempts are likely to underperform taxables through the balance of the year, but may catch up in January. Typically, in January a light new issue calendar combines with an influx of cash from maturities and coupon payments to create a supply/demand imbalance. This occurrence, known as the "January Effect", has often resulted in a scramble for municipals the first weeks of the new year. Market pundits also estimate that total new issue volume for 1997 should be moderately higher than the $160 billion mark of 1996.

Report of Independent Accountants                             Annual Report
--------------------------------------------------------------------------------


To the Trustees and Shareholders of North American Funds:

We have audited the accompanying statements of assets and liabilities of North American Funds (the "Funds") (comprising, the Small/Mid Cap, International Small Cap, Growth Equity, Global Equity (formerly Global Growth), Value Equity (formerly Growth), Growth and Income, International Growth and Income, Balanced (formerly Asset Allocation), Strategic Income, Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds), including the portfolios of investments, as of October 31, 1996, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentations. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising the North American Funds as of October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                      /s/ Coopers & Lybrand L.L.P.

                                      Coopers & Lybrand L.L.P.


Boston, Massachusetts
December 20, 1996

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                International
                                                             Small/Mid Cap        Small Cap        Growth Equity      Global Equity
                                                                 Fund               Fund               Fund               Fund
                                                            ----------------    --------------     --------------    ---------------

ASSETS

Investments in securities, at value* (Includes
  repurchase agreements of $2,528,000 and $1,871,000
  in the International Small Cap and Growth Equity
  Funds, respectively) (See accompanying portfolio of
  investments)......................................            $17,566,949       $12,514,544        $13,279,520      $111,570,121
Receivable for forward foreign currency contracts to
  sell (Notes 2 and 7)..............................                   ----           126,897               ----              ----
Forward foreign currency contracts to buy, at value
  (Cost: $285,122 and $1,518,819 in the International
  Small Cap and Global Equity Funds, respectively)
  (Notes 2 and 7)...................................                   ----           287,599               ----         1,516,911
Cash................................................                      4           170,949                529               278
Foreign currency (Cost: $30,312, $1,158 and $7,096,918
  in the International Small Cap, Growth Equity and
  Global Equity Funds, respectively)................                   ----            30,326              1,165         7,031,546
Receivables:
      Investments sold..............................                 86,528           126,906            135,475           219,900
      Fund shares sold..............................                418,234           145,259            467,993           143,590
      Dividends.....................................                  1,241            10,602             43,781           194,174
      Interest......................................                  3,774               333                247               137
      Foreign tax withholding reclaim...............                   ----             3,284                  4            64,802
      From adviser (Note 5).........................                  9,257             2,625              1,761             2,470
Other assets........................................                 16,570            16,384             15,869            14,140
                                                                -----------       -----------        -----------      ------------
           Total assets.............................             18,102,557        13,435,708         13,946,344       120,758,069
                                                                -----------       -----------        -----------      ------------
LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $126,897) (Notes 2 and 7)..................                   ----           126,906               ----              ----
Payables:
      Forward foreign currency contracts to buy
        (Notes 2 and 7).............................                   ----           285,122               ----         1,518,819
      Investments purchased.........................                204,572           288,843            437,601         2,415,886
      Fund shares redeemed..........................                   ----             4,970              1,785           198,580
      Dividend and interest withholding tax.........                   ----             1,712                 66            15,087
      Investment adviser............................                 13,946            10,918              9,808            90,601
      Custodian and transfer agent fees.............                 12,079             8,776              7,398            43,212
      Other accrued expenses........................                  5,875             3,789              3,640            60,958
                                                                -----------       -----------        -----------      ------------
           Total liabilities........................                236,472           731,036            460,298         4,343,143
                                                                -----------       -----------        -----------      ------------

NET ASSETS..........................................            $17,866,085       $12,704,672        $13,486,046      $116,414,926
                                                                ===========       ===========        ===========      ============

Net assets consist of:
      Accumulated undistributed net investment
        income (loss) (Note 2)......................                   ----            $4,522           $240,392        ($256,903)
      Accumulated undistributed net realized gain
        (loss) on investments.......................             ($771,607)          (58,234)          (426,568)        12,643,301
      Unrealized appreciation (depreciation) on:
        Investments.................................                596,162           359,247            703,285         (798,731)
        Foreign currency and forward foreign currency
          contracts.................................                   ----               222                 12          (80,065)
      Capital shares at par value of $.001 (Note 3).                  1,419               950                982             8,075
      Additional paid-in capital....................             18,040,111        12,397,965         12,967,943       104,899,249
                                                                -----------       -----------        -----------      ------------

           Net assets...............................            $17,866,085       $12,704,672        $13,486,046      $116,414,926
                                                                ===========       ===========        ===========      ============

*Investments in securities, at identified
          cost (Note 2).............................            $16,970,787       $12,155,297        $12,576,235      $112,368,852
                                                                ===========       ===========        ===========      ============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES continued- OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                              International
                                                           Small/Mid Cap        Small Cap        Growth Equity     Global Equity
                                                               Fund               Fund               Fund               Fund
                                                          ----------------    --------------     --------------    ---------------
NET ASSET VALUES

Class A Shares
  Net assets at value...............................           $2,965,850        $2,120,184         $2,244,023       $25,924,117
  Shares outstanding................................              234,954           157,851            162,826         1,788,038


Net asset value (NAV) and redemption price per
 share..............................................               $12.62            $13.43             $13.78            $14.50
                                                                   ------            ------             ------            ------

Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price
  is reduced........................................               $13.25            $14.10             $14.47            $15.22
                                                                   ------            ------             ------            ------

Class B Shares
  Net assets at value...............................           $6,658,807        $5,067,948         $4,748,277       $25,661,317
  Shares outstanding................................              529,111           378,970            345,868         1,786,687


Net asset value, offering price and redemption
  price per share...................................               $12.58            $13.37             $13.73            $14.36
                                                                   ------            ------             ------            ------

Class C Shares
  Net assets at value...............................           $8,241,428        $5,516,540         $6,493,746       $64,829,492
  Shares outstanding................................              654,464           412,466            472,932         4,500,203


Net asset value, offering price and redemption
  price per share...................................               $12.59            $13.37             $13.73            $14.41
                                                                   ------            ------             ------            ------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                 Value                             International
                                                                Equity           Growth and         Growth and          Balanced
                                                                 Fund            Income Fund        Income Fund           Fund
                                                            ----------------    --------------     --------------    -------------
ASSETS

Investments in securities, at value* (See accompanying
  portfolio of investments).........................           $139,653,436      $127,361,334        $28,480,817      $102,351,482
Receivable for forward foreign currency contracts to sell
  (Notes 2 and 7)...................................                 ------            ------          6,336,393            ------
Forward foreign currency contracts to buy, at value
  (Cost: $2,635,577) (Notes 2 and 7)................                 ------            ------          2,631,199            ------
Cash................................................                 55,615                80             72,120            11,483
Foreign currency (Cost: $1,818 and $127,146 in the
  Growth and Income and International Growth and
  Income Funds, respectively).......................                 ------             1,693            127,283            ------
Receivables:
      Investments sold..............................                589,858         2,127,750            326,422            ------
      Fund shares sold..............................                220,733           139,768            125,663            69,794
      Dividends.....................................                223,588           231,875             55,141            39,547
      Interest......................................                 ------               216            115,512           422,179
      Foreign tax withholding reclaim...............                 ------            ------             40,271            ------
      From adviser (Note 5).........................                 ------             8,585              2,273             1,005
Deferred organization expenses (Note 2).............                 ------            ------              5,184            ------
Other assets........................................                 16,869            15,274              8,325            15,282
                                                               ------------      ------------        -----------      ------------
           Total assets.............................            140,760,099       129,886,575         38,326,603       102,910,772
                                                               ------------      ------------        -----------      ------------
LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $6,336,393) (Notes 2 and 7)................                 ------            ------          6,242,128            ------
Payables:
      Forward foreign currency contracts to buy
        (Notes 2 and 7).............................                 ------            ------          2,635,577            ------
      Investments purchased.........................              1,030,978         1,680,225            327,954         2,803,420
      Fund shares redeemed..........................                158,382           211,604             41,419            62,260
      Dividend and interest withholding tax.........                 ------             1,981              8,783             1,594
      Investment adviser............................                 89,670            74,609             22,140            58,106
      Custodian and transfer agent fees.............                 39,147            29,937             11,490            26,680
      Other accrued expenses........................                 58,736            51,450             11,958            45,243
                                                               ------------      ------------        -----------      ------------
           Total liabilities........................              1,376,913         2,049,806          9,301,449         2,997,303
                                                               ------------      ------------        -----------      ------------
NET ASSETS..........................................           $139,383,186      $127,836,769        $29,025,154       $99,913,469
                                                               ============      ============        ===========      ============
Net assets consist of:
      Accumulated undistributed net investment
        income (loss) (Note 2)......................               $454,658          $270,481           $263,235        $2,461,605
      Accumulated undistributed net realized gain
        on investments..............................             28,952,740         7,687,354          1,939,578         9,227,246
      Unrealized appreciation (depreciation) on:
        Investments.................................              2,144,936        26,351,956            620,876         7,575,355
        Foreign currency and forward foreign currency
          contracts.................................                 ------             (125)             91,019               153
      Capital shares at par value of $.001 (Note 3).                  8,066             7,288              2,566             8,101
      Additional paid-in capital....................            107,822,786        93,519,815         26,107,880        80,641,009
                                                               ------------      ------------        -----------      ------------
           Net assets...............................           $139,383,186      $127,836,769        $29,025,154       $99,913,469
                                                               ============      ============        ===========      ============
*Investments in securities, at identified cost (Note 2)        $137,508,500      $101,009,378        $27,859,941       $94,776,127
                                                               ============      ============        ===========      ============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                               Value                             International
                                                              Equity           Growth and         Growth and          Balanced
                                                               Fund            Income Fund        Income Fund           Fund
                                                          ----------------    --------------     --------------    ---------------
NET ASSET VALUES

Class A Shares
  Net assets at value...............................          $28,470,030       $18,271,820         $4,732,428       $10,872,866
  Shares outstanding................................            1,638,828         1,040,832            416,908           881,735


Net asset value (NAV) and redemption price per share               $17.37            $17.56             $11.35            $12.33
                                                                   ------            ------             ------            ------

Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price
  is reduced........................................               $18.24            $18.44             $11.92            $12.94
                                                                   ------            ------             ------            ------

Class B Shares
  Net assets at value...............................          $27,058,047       $34,740,191        $15,217,086       $16,219,131
  Shares outstanding................................            1,571,748         1,985,111          1,346,082         1,322,501


Net asset value, offering price and redemption
  price per share...................................               $17.22            $17.50             $11.30            $12.26
                                                                   ------            ------             ------            ------

Class C Shares
  Net assets at value...............................          $83,855,109       $74,824,758         $9,075,640       $72,821,472
  Shares outstanding................................            4,854,997         4,261,109            802,784         5,896,688


Net asset value, offering price and redemption
  price per share...................................               $17.27            $17.56             $11.31            $12.35
                                                                   ------            ------             ------            ------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES - OCTOBER 31, 1996
-------------------------------------------------------------------------------

                                                                           Investment       U.S.          National
                                                             Strategic       Quality     Government       Municipal
                                                              Income          Bond       Securities         Bond       Money Market
                                                               Fund           Fund          Fund            Fund           Fund
                                                          -------------- -------------- -------------- --------------- ------------
ASSETS

Investments in securities, at value* (Includes
  repurchase agreements of $17,719,000 and
  $17,719,000 in the U.S. Government Securities
  Fund) (See accompanying portfolio of
  investments)......................................        $66,650,975    $20,834,493   $147,582,827    $19,549,903    $21,950,653
Receivable for forward foreign currency contracts to
  sell (Notes 2 and 7)..............................          4,570,572           ----           ----           ----           ----
Forward foreign currency contracts to buy, at value
  (Cost: $2,589,313) (Notes 2 and 7)................          2,586,569           ----           ----           ----           ----
Cash................................................             36,486         17,026          2,644         59,163          1,219
Foreign currency (Cost: $36)........................                 38           ----           ----           ----           ----
Receivables:
      Investments sold..............................          1,006,279        464,852     28,800,961           ----           ----
      Fund shares sold..............................            375,726         10,170         50,652        160,872        230,167
      Dividends.....................................                867           ----           ----           ----           ----
      Interest......................................          1,224,478        393,074        651,932        316,144         15,163
      From adviser (Note 5).........................               ----          1,949         35,443          2,340          8,021
Deferred organization expenses (Note 2).............              5,025           ----           ----          4,375           ----
Other assets........................................             14,933          9,014         12,851          5,951         14,966
                                                            -----------    -----------   ------------    -----------    -----------
           Total assets.............................         76,471,948     21,730,578    177,137,310     20,098,748     22,220,189
                                                            -----------    -----------   ------------    -----------    -----------

LIABILITIES

Forward foreign currency contracts to sell, at value
  (Cost: $4,570,572) (Notes 2 and 7)................          4,620,143           ----           ----           ----           ----
Payables:
      Forward foreign currency contracts to buy
        (Notes 2 and 7).............................          2,589,313           ----           ----           ----           ----
      Investments purchased.........................          1,884,904        371,975     64,427,811        497,600        788,693
      Fund shares redeemed..........................             82,903         41,008        161,609         10,000        407,886
      Dividends.....................................            153,536         14,035        155,797         29,871          8,466
      Dividend and interest withholding tax.........                559           ----           ----           ----           ----
      Investment adviser............................             41,869         10,664         64,489          9,934          4,445
      Custodian and transfer agent fees.............             14,924          6,340         22,378          8,915         11,261
      Other accrued expenses........................             27,422          9,802         52,949          8,975         10,309
Deferred mortgage dollar roll income................                902           ----         25,123           ----           ----
                                                            -----------    -----------   ------------    -----------    -----------
           Total liabilities........................          9,416,475        453,824     64,910,156        565,295      1,231,060
                                                            -----------    -----------   ------------    -----------    -----------

NET ASSETS..........................................        $67,055,473    $21,276,754   $112,227,154    $19,533,453    $20,989,129
                                                            ===========    ===========   ============    ===========    ===========

Net assets consist of:
      Accumulated undistributed net investment
       income (loss) (Note 2).......................           $708,280        $24,735      ($383,354)         ($569)          ----
      Accumulated undistributed net realized gain
        (loss) on investments.......................          1,284,537       (560,604)    (2,294,981)      (425,240)          ----
      Unrealized appreciation (depreciation) on:
        Investments.................................          1,107,614        159,068       (218,179)       532,036           ----
        Foreign currency and forward foreign
          currency contracts........................            (52,239)          ----           ----           ----           ----
      Capital shares at par value of $.001 (Note 3).              6,840          2,059         11,450          2,007        $20,989
      Additional paid-in capital....................         64,000,441     21,651,496    115,112,218     19,425,219     20,968,140
                                                            -----------    -----------   ------------    -----------    -----------
           Net assets...............................        $67,055,473    $21,276,754   $112,227,154    $19,533,453    $20,989,129
                                                            ===========    ===========   ============    ===========    ===========
*Investments in securities, at identified cost
   (Note 2).........................................        $65,543,361    $20,675,425   $147,801,006    $19,017,867    $21,950,653
                                                            ===========    ===========   ============    ===========    ===========

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES continued - OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                      Investment        U.S.
                                                                        Quality      Government       National
                                                       Strategic         Bond        Securities    Municipal Bond   Money Market
                                                      Income Fund        Fund           Fund            Fund            Fund
                                                     --------------- -------------- -------------- --------------- ---------------
NET ASSET VALUES

Class A Shares
  Net assets at value...............................    $13,381,714     $9,056,178    $72,774,179     $7,710,387      $8,086,668
  Shares outstanding................................      1,364,948        875,794      7,425,475        792,318       8,086,668


Net asset value (NAV) and redemption price
  per share                                                   $9.80         $10.34          $9.80          $9.73           $1.00
                                                              -----         ------          -----          -----           -----

Public offering price per share (100/95.25 of NAV)
  On sales of $100,000 or more the offering price
  is reduced........................................         $10.29         $10.86         $10.29         $10.22             ---
                                                              -----         ------          -----          -----           -----

Class B Shares
  Net assets at value...............................    $30,890,474     $4,677,736    $19,443,843     $6,129,958      $3,062,351
  Shares outstanding................................      3,151,002        452,815      1,983,872        629,916       3,062,351


Net asset value, offering price and redemption
  price per share...................................          $9.80         $10.33          $9.80          $9.73           $1.00
                                                              -----         ------          -----          -----           -----

Class C Shares
  Net assets at value...............................    $22,783,285     $7,542,840    $20,009,132     $5,693,108      $9,840,110
  Shares outstanding................................      2,324,147        730,094      2,041,634        585,040       9,840,110


Net asset value, offering price and redemption
  price per share...................................          $9.80         $10.33          $9.80          $9.73           $1.00
                                                              -----         ------          -----          -----           -----

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                                     International
                                                                       Small/Mid       Small Cap    Growth Equity   Global Equity
                                                                       Cap Fund*         Fund*          Fund*            Fund
                                                                    ---------------- -------------- --------------  ---------------
Investment Income:

    Interest...................................................             $74,250        $63,471        $37,347        $166,454
    Dividends (Net of $195, $6,585, $555 and $181,306
      withholding tax in the Small/Mid Cap, International
      Small Cap, Growth Equity and Global Equity Funds,
      respectively)............................................              11,545         44,601        245,845       1,744,798
                                                                        -----------     ----------    -----------    ------------

           Total income........................................              85,795        108,072        283,192       1,911,252
                                                                        -----------     ----------    -----------    ------------
Expenses:

    Distribution for Class A...................................               4,983          3,423          4,388          92,463
    Distribution for Class B...................................              26,559         17,639         15,450         264,577
    Distribution for Class C...................................              27,816         18,263         17,304         776,515
    Investment adviser fee (Note 5)............................              63,467         47,966         40,762       1,174,747
    Custodian fee..............................................              15,822         10,293          9,885         116,022
    Transfer agent fee.........................................              30,594         20,207         16,619         285,425
    Accounting/administration..................................              11,178          7,240          7,075         233,745
    Audit and legal fees.......................................               3,614          2,359          2,278          53,859
    Miscellaneous..............................................              19,709         19,581         18,614          61,281
                                                                        -----------     ----------    -----------    ------------
    Expenses before reimbursement
      by investment adviser....................................             203,742        146,971        132,375       3,058,634

    Reimbursement of expenses by
      investment adviser (Note 5)..............................              53,449         36,767         36,356          85,386
                                                                        -----------     ----------    -----------    ------------

           Net expenses........................................             150,293        110,204         96,019       2,973,248
                                                                        -----------     ----------    -----------    ------------

           Net investment income (loss)........................            (64,498)        (2,132)        187,173     (1,061,996)
                                                                        -----------     ----------    -----------    ------------
Realized and unrealized gain (loss) on investments and
 foreign currency:

    Net realized gain (loss) on:
      Investment transactions..................................           (771,607)       (62,589)      (423,274)      20,253,188
      Foreign currency and forward foreign
        currency contracts.....................................              ------        (2,661)        (4,508)     (2,845,571)
    Change in unrealized appreciation (depreciation) on:
      Investments..............................................             596,162        359,247        703,285     (8,931,531)
      Translation of foreign currency and forward
        foreign currency contracts.............................              ------            222             12         384,459
                                                                        -----------     ----------    -----------    ------------
           Net gain (loss) on investments and
             foreign currency..................................           (175,445)        294,219        275,515       8,860,545
                                                                        -----------     ----------    -----------    ------------
Net increase (decrease) in net assets
  resulting from operations....................................          ($239,943)       $292,087       $462,688      $7,798,549
                                                                        ===========     ==========    ===========    ============

* For the period March 4, 1996 (commencement of operations) to October 31, 1996.



   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------


                                                                      Value                      International
                                                                     Equity        Growth and     Growth and        Balanced
                                                                      Fund         Income Fund    Income Fund         Fund
                                                                 --------------   -------------  -------------    ------------
Investment Income:

    Interest (Net of $1,444 and $1,687 withholding tax
      in the International Growth and Income and
      Balanced Funds, respectively)......................              $419,617        $171,438       $222,679      $3,529,754
    Dividends (Net of $2,226, $14,199, $75,605 and
      $543 withholding  tax in the Value Equity, Growth
      and Income, International Growth and Income and
      Balanced Funds, respectively)......................             2,714,831       2,577,625        533,059       1,256,701
                                                                    -----------     -----------     ----------     -----------
           Total income..................................             3,134,448       2,749,063        755,738       4,786,455
                                                                    -----------     -----------     ----------     -----------
Expenses:

    Distribution for Class A.............................                90,493          52,788         18,796          37,745
    Distribution for Class B.............................               243,765         280,833        128,706         132,045
    Distribution for Class C.............................               847,265         694,153         80,388         787,578
    Investment adviser fee (Note 5)......................               936,036         784,990        236,517         718,609
    Custodian fee........................................                54,133          48,632         36,024          44,649
    Transfer agent fee...................................               288,827         226,998         66,887         186,807
    Accounting/administration............................               235,995         193,803         44,219         182,453
    Audit and legal fees.................................                52,289          43,865         10,284          40,102

    Amortization of deferred organization expenses
      (Note 2)...........................................                  ----             627          1,093            ----
    Miscellaneous........................................                45,616          46,609         25,372          37,597
                                                                    -----------     -----------     ----------     -----------
    Expenses before reimbursement
      by investment adviser..............................             2,794,419       2,373,298        648,286       2,167,585

    Reimbursement of expenses by
      investment adviser (Note 5)........................               276,729         230,424         51,773         192,010
                                                                    -----------     -----------     ----------     -----------
           Net expenses..................................             2,517,690       2,142,874        596,513       1,975,575
                                                                    -----------     -----------     ----------     -----------
           Net investment income.........................               616,758         606,189        159,225       2,810,880
                                                                    -----------     -----------     ----------     -----------
Realized and unrealized gain on investments,
 futures and foreign currency:

    Net realized gain (loss) on:
      Investment transactions............................            28,962,312       7,749,188      3,404,649       9,535,049
      Futures contracts..................................                  ----            ----           ----         (80,559)
      Foreign currency and forward foreign
        currency contracts...............................                (6,379)        (40,894)      (986,073)         (1,438)
    Change in unrealized appreciation (depreciation) on:
      Investments........................................            (6,846,565)     12,987,230        947,754        (344,241)
      Futures contracts..................................                  ----            ----           ----           4,372
      Translation of foreign currency and forward
        foreign currency contracts.......................                  ----             261       (284,107)            153
                                                                    -----------     -----------     ----------     -----------
           Net gain on investments, futures
             and foreign currency........................            22,109,368      20,695,785      3,082,223       9,113,336
                                                                    -----------     -----------     ----------     -----------
Net increase in net assets
  resulting from operations..............................           $22,726,126     $21,301,974     $3,241,448     $11,924,216
                                                                    ===========     ===========     ==========     ===========

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF OPERATIONS-FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                         Investment        U.S.          National
                                                          Strategic        Quality      Government      Municipal        Money
                                                           Income           Bond        Securities         Bond          Market
                                                            Fund            Fund           Fund            Fund           Fund
                                                       ---------------- -------------- -------------- --------------- -------------
Investment Income:

    Interest (Net of $1,440 withholding tax in the
      Strategic Income Fund)........................        $5,435,110     $1,618,282     $8,041,807     $1,209,111      $1,057,116
                                                           -----------    -----------   ------------    -----------     -----------
Expenses:

    Distribution for Class A........................            39,987         34,096        268,717         11,631          ------
    Distribution for Class B........................           263,335         44,719        186,537         61,124          ------
    Distribution for Class C........................           179,766         70,534        201,379         63,682          ------
    Investment adviser fee (Note 5).................           415,019        127,602        693,407        121,407          38,258
    Custodian fee...................................            50,839          9,307         50,227          8,844           7,652
    Transfer agent fee..............................            91,637         50,845        183,036         22,757          65,888
    Accounting/administration.......................            94,844         37,363        205,184         35,314          35,035
    Audit and legal fees............................            22,527          8,313         42,716          7,760           9,373
    Amortization of deferred organization expenses
      (Note 2)......................................             2,522            623         ------          2,522          ------
    Miscellaneous...................................            32,122         25,203         41,369         34,274          32,184
                                                           -----------    -----------   ------------    -----------     -----------
    Expenses before reimbursement
      by investment adviser.........................         1,192,598        408,605      1,872,572        369,315         188,390

    Reimbursement of expenses by
      investment adviser (Note 5)...................            70,527         68,031        178,182         62,877          92,710
                                                           -----------    -----------   ------------    -----------     -----------
           Net expenses.............................         1,122,071        340,574      1,694,390        306,438          95,680
                                                           -----------    -----------   ------------    -----------     -----------
           Net investment income....................         4,313,039      1,277,708      6,347,417        902,673         961,436
                                                           -----------    -----------   ------------    -----------     -----------
Realized and unrealized gain (loss) on investments
 and foreign currency:

    Net realized gain on:
      Investment transactions.......................         2,401,213        137,744        692,635         51,281          ------
      Foreign currency and forward foreign
        currency contracts..........................            80,533         ------         ------         ------          ------
    Change in unrealized appreciation (depreciation)
      on: Investments...............................         1,743,690      (529,084)    (2,144,261)        134,956          ------
      Translation of foreign currency and forward
        foreign currency contracts..................            56,961         ------         ------         ------          ------
                                                           -----------    -----------   ------------    -----------     -----------
           Net gain (loss) on investments and
             foreign currency.......................         4,282,397      (391,340)    (1,451,626)        186,237          ------
                                                           -----------    -----------   ------------    -----------     -----------
Net increase in net assets
  resulting from operations.........................        $8,595,436       $886,368     $4,895,791     $1,088,910        $961,436
                                                           ===========    ===========   ============    ===========     ===========

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            Small/Mid Cap      International        Growth Equity
                                                Fund           Small Cap Fund           Fund
                                           ----------------- ------------------- -------------------
                                               03/04/96*         03/04/96*           03/04/96*
                                                  to                 to                  to
                                              10/31/96            10/31/96            10/31/96
                                           ----------------- ------------------- -------------------
Increase (decrease) in net assets:
Operations:

   Net investment income (loss)........           ($64,498)           ($2,132)            $187,173
   Net realized gain (loss) on:
     Investment transactions...........           (771,607)           (62,589)            (423,274)
     Foreign currency and forward foreign
       currency contracts..............             ------             (2,661)              (4,508)
   Change in unrealized appreciation
    (depreciation) on:
     Investments.......................            596,162            359,247              703,285
     Foreign currency and forward foreign
       currency contracts..............             ------                222                   12
                                           ---------------   ----------------    -----------------

Net increase (decrease) in net assets
  resulting from operations............           (239,943)           292,087              462,688


Net equalization credits (charges) (Note 2)         ------              4,522               54,433


Distribution to shareholders from:

   Net investment income
     Class A...........................             ------             ------               ------
     Class B...........................             ------             ------               ------
     Class C...........................             ------             ------               ------
   Net realized gains on investments and
     foreign currency transactions
     Class A...........................             ------             ------               ------
     Class B...........................             ------             ------               ------
     Class C...........................             ------             ------               ------

Increase (decrease) in net assets from
 capital share transactions (Note 3)..          18,106,028         12,408,063           12,968,925
                                           ---------------   ----------------    -----------------

Increase (decrease) in net assets......         17,866,085         12,704,672           13,486,046

Net assets at beginning of period......             ------             ------               ------
                                           ---------------   ----------------    -----------------

Net assets at end of period............        $17,866,085        $12,704,672          $13,486,046
                                           ===============   ================    =================

Accumulated undistributed net
  investment income (loss).............             ------             $4,522             $240,392
                                           ===============   ================    =================


                                                Global Equity Fund
                                                   (formerly, the
                                                 Global Growth Fund)
                                           -------------------------------
                                                Year            Year
                                                Ended           Ended
                                              10/31/96        10/31/95
                                           --------------- ---------------
Increase (decrease) in net assets:
Operations:

   Net investment income (loss)........      ($1,061,996)       ($700,789)
   Net realized gain (loss) on:
     Investment transactions...........       20,253,188       (3,295,215)
     Foreign currency and forward foreign
       currency contracts..............       (2,845,571)       1,789,553
   Change in unrealized appreciation
    (depreciation) on:
     Investments.......................       (8,931,531)      (2,565,015)
     Foreign currency and forward foreign
       currency contracts..............          384,459         (137,518)
                                           -------------   --------------

Net increase (decrease) in net assets
  resulting from operations............        7,798,549       (4,908,984)


Net equalization credits (charges) (Note 2)     (222,342)         (34,561)


Distribution to shareholders from:

   Net investment income
     Class A...........................         (370,905)           -----
     Class B...........................         (247,709)           -----
     Class C...........................         (588,999)           -----
   Net realized gains on investments and
     foreign currency transactions
     Class A...........................            -----         (277,128)
     Class B...........................            -----       (2,291,951)
     Class C...........................            -----       (1,476,968)

Increase (decrease) in net assets from
 capital share transactions (Note 3)..       (20,505,106)       6,043,444
                                           -------------   --------------

Increase (decrease) in net assets......      (14,136,512)      (2,946,148)

Net assets at beginning of period......      130,551,438      133,497,586
                                           -------------   --------------

Net assets at end of period............     $116,414,926     $130,551,438
                                           =============   ==============

Accumulated undistributed net
  investment income (loss).............        ($256,903)      $1,556,196
                                           =============   ==============


--------------------------------
* Commencement of operations

The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------




                                                Value Equity Fund
                                           (formerly, the Growth Fund)        Growth and Income Fund
                                          ---------------------------- -------------------------------
                                             Year           Year            Year            Year
                                             Ended          Ended           Ended          Ended
                                           10/31/96       10/31/95        10/31/96        10/31/95
                                          ------------- -------------- --------------- ---------------
Increase in net assets:

Operations:
   Net investment income...............       $616,758       $281,091       $606,189         $977,895
   Net realized gain (loss) on:
     Investment transactions...........     28,962,312     10,219,108      7,749,188          716,372
     Foreign currency and forward foreign
       currency contracts..............         (6,379)        ------        (40,894)         102,753
   Change in unrealized appreciation
    (depreciation) on:
     Investments.......................     (6,846,565)     3,234,064     12,987,230        9,980,846
     Foreign currency and forward foreign
       currency contracts..............         ------         ------            261             (386)
                                          ------------  -------------  --------------  --------------

Net increase in net assets
  resulting from operations............     22,726,126     13,734,263     21,301,974       11,777,480


Net equalization credits (Note 2)......         44,707         21,466         14,902           83,756


Distribution to shareholders from:

   Net investment income
     Class A...........................       (216,448)        ------       (186,049)        (161,680)
     Class B...........................       (118,093)        ------       (205,020)        (104,194)
     Class C...........................       (187,978)        ------       (430,616)        (570,011)
   Net realized gains on investments and
     foreign currency transactions
     Class A...........................     (1,874,732)      (890,547)      (105,286)        (193,161)
     Class B...........................     (1,711,898)      (316,510)      (184,505)        (109,460)
     Class C...........................     (6,634,855)    (3,831,715)      (525,694)      (1,083,890)

Increase in net assets from capital
 share transactions (Note 3)..........       1,737,386     24,302,675     13,771,553       26,649,617
                                          ------------  -------------  -------------   --------------

Increase in net assets.................     13,764,215     33,019,632     33,451,259       36,288,457

Net assets at beginning of period......    125,618,971     92,599,339     94,385,510       58,097,053
                                          ------------  -------------  -------------   --------------

Net assets at end of period............   $139,383,186   $125,618,971   $127,836,769      $94,385,510
                                          ============  =============  =============   ==============

Accumulated undistributed net
  investment income (loss).............       $454,658       $322,091       $270,481         $452,599
                                          ============  =============  =============   ==============


                                                   International
                                               Growth and Income Fund
                                          -----------------------------
                                              Year          1/09/95*
                                              Ended            to
                                            10/31/96        10/31/95
                                          -------------- --------------
Increase in net assets:
Operations:

   Net investment income...............        $159,225         $39,864
   Net realized gain (loss) on:
     Investment transactions...........       3,404,649         275,761
     Foreign currency and forward foreign
       currency contracts..............        (986,073)       (260,048)
   Change in unrealized appreciation
    (depreciation) on:
     Investments.......................         947,754        (326,878)
     Foreign currency and forward foreign
       currency contracts..............        (284,107)        375,126
                                          -------------  --------------

Net increase in net assets
  resulting from operations............       3,241,448         103,825


Net equalization credits (Note 2)......           6,318          ------


Distribution to shareholders from:

   Net investment income
     Class A...........................         (56,090)        (14,446)
     Class B...........................         (52,389)        (14,765)
     Class C...........................         (34,562)        (12,260)
   Net realized gains on investments and
     foreign currency transactions
     Class A...........................         (75,054)         ------
     Class B...........................        (104,218)         ------
     Class C...........................         (73,099)         ------

Increase in net assets from capital
 share transactions (Note 3)..........        4,531,170      21,579,276
                                          -------------  --------------

Increase in net assets.................       7,383,524      21,641,630

Net assets at beginning of period......      21,641,630          ------
                                          =============  ==============
                                            $29,025,154     $21,641,630
                                          =============  ==============
Accumulated undistributed net
  investment income (loss).............        $263,235       ($231,087)
                                          =============  ==============

---------------------------------
* Commencement of operations



   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Balanced Fund
                                                   (formerly, the
                                               Asset Allocation Fund)          Strategic Income Fund
                                           ----------------------------- ------------------------------
                                                Year          Year           Year           Year
                                                Ended         Ended          Ended          Ended
                                              10/31/96      10/31/95       10/31/96       10/31/95
                                           -------------- -------------- -------------- ---------------
Increase (decrease) in net assets:
Operations:

   Net investment income...............    $   2,810,880  $   2,757,769  $   4,313,039  $    2,961,902
   Net realized gain (loss) on:
     Investment transactions...........        9,535,049      6,529,806      2,401,213         264,926
     Futures contracts.................          (80,559)         2,303         ------          ------
     Foreign currency and forward foreign
       currency contracts..............           (1,438)        ------         80,533         (83,304)
   Change in unrealized appreciation
    (depreciation) on:
     Investments.......................         (344,241)     5,539,360      1,743,690         919,881
     Futures contracts.................            4,372         (4,372)        ------          ------
     Foreign currency and forward foreign
       currency contracts..............              153         ------         56,961        (109,134)
                                           -------------  -------------  -------------  --------------

Net increase in net assets
  resulting from operations............       11,924,216     14,824,866      8,595,436       3,954,271


Net equalization credits (charges) (Note 2)        7,941        (54,967)        ------          ------


Distribution to shareholders from:

   Net investment income
     Class A...........................         (342,751)      (235,768)      (944,160)       (974,298)
     Class B...........................         (316,830)      (110,719)    (2,001,770)     (1,054,898)
     Class C...........................       (2,066,083)    (1,850,266)    (1,367,107)       (930,449)
   Net realized gains on investments,
     futures and foreign currency
     transactions
     Class A...........................         (646,271)      (362,509)        ------          ------
     Class B...........................         (692,368)      (237,460)        ------          ------
     Class C...........................       (4,999,304)    (3,967,004)        ------          ------

Increase (decrease) in net assets from
 capital share transactions (Note 3)..        (3,488,924)    (6,965,262)    17,786,584      14,605,227
                                           -------------  -------------  -------------  --------------

Increase (decrease) in net assets......         (620,374)     1,040,911     22,068,983      15,599,853

Net assets at beginning of period......      100,533,843     99,492,932     44,986,490      29,386,637
                                           -------------  -------------  -------------  --------------

Net assets at end of period............    $  99,913,469  $ 100,533,843  $  67,055,473   $  44,986,490
                                           =============  =============  =============   =============

Accumulated undistributed net
  investment income (loss).............    $   2,461,605  $   2,141,058  $     708,280        ($35,848)
                                           =============  =============  =============   =============



                                           Investment Quality Bond Fund
                                           ----------------------------
                                                Year           Year
                                                Ended          Ended
                                              10/31/96       10/31/95
                                           -------------  -------------
Increase (decrease) in net assets:
Operations:

   Net investment income...............    $   1,277,708 $    1,065,675
   Net realized gain (loss) on:
     Investment transactions...........          137,744         24,835
     Futures contracts.................           ------         ------
     Foreign currency and forward foreign
       currency contracts..............           ------         ------
                                           ------------- --------------
   Change in unrealized appreciation
    (depreciation) on:
     Investments.......................         (529,084)     1,318,370
     Futures contracts.................           ------         ------
     Foreign currency and forward foreign
       currency contracts..............           ------         ------

Net increase in net assets
  resulting from operations............          886,368      2,408,880


Net equalization credits (charges) (Note 2)        3,940         20,893


Distribution to shareholders from:

   Net investment income
     Class A...........................         (633,961)      (701,998)
     Class B...........................         (264,717)      (110,088)
     Class C...........................         (418,906)      (255,000)
   Net realized gains on investments,
     futures and foreign currency
     transactions
     Class A...........................           ------         ------
     Class B...........................           ------         ------
     Class C...........................           ------         ------

Increase (decrease) in net assets from
 capital share transactions (Note 3)..           681,354      5,614,479
                                           ------------- --------------

Increase (decrease) in net assets......          254,078      6,977,166

Net assets at beginning of period......       21,022,676     14,045,510
                                           ------------- --------------

Net assets at end of period............    $  21,276,754 $   21,022,676
                                           ============= ==============

Accumulated undistributed net
  investment income (loss).............    $      24,735 $       46,769
                                           ============= ==============

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  U.S. Government              National Municipal
                                                  Securities Fund                   Bond Fund
                                           ---------------------------- ------------------------------
                                              Year           Year           Year            Year
                                              Ended          Ended          Ended           Ended
                                            10/31/96       10/31/95       10/31/96        10/31/95
                                           ------------- -------------- -------------- ---------------
Increase (decrease) in net assets:
Operations:

   Net investment income...............   $   6,347,417   $  7,002,787   $    902,673   $     801,761
   Net realized gain (loss) on
     investment transactions...........         692,635      2,016,765         51,281        (451,322)
   Change in unrealized appreciation
    (depreciation) on investments......      (2,144,261)     4,354,862        134,956       1,830,370
                                          --------------  -------------    -----------  -------------
Net increase in net assets
  resulting from operations............       4,895,791     13,374,414      1,088,910       2,180,809


Net equalization credits (charges) (Note 2)           5      (101,581)        ------          ------


Distribution to shareholders from:

   Net investment income
     Class A...........................      (4,374,305)    (6,031,782)      (386,541)       (429,394)
     Class B...........................        (943,899)      (421,002)      (252,541)       (188,030)
     Class C...........................      (1,029,213)    (1,008,460)      (263,588)       (184,416)

Distribution to shareholders:

   In excess of net investment income
     Class A...........................        (502,592)        ------        ------          ------
     Class B...........................        (108,446)        ------        ------          ------
     Class C...........................        (118,254)        ------        ------          ------

Increase (decrease) in net assets from
 capital share transactions (Note 3)...        (949,834)    (4,588,211)     (980,922)      7,339,594
                                          -------------    ------------    ----------    -----------

Increase (decrease) in net assets......      (3,130,747)     1,223,378      (794,682)      8,718,563

Net assets at beginning of period......     115,357,901    114,134,523    20,328,135      11,609,572
                                          -------------   -------------   -----------    -----------
Net assets at end of period............    $112,227,154   $115,357,901   $19,533,453     $20,328,135
                                          -------------   -------------   -----------    -----------

Accumulated undistributed net
  investment loss......................       ($383,354)     ($389,597)        ($569)          ($572)
                                          -------------   -------------   -----------    -----------


                                                  Money Market Fund
                                           -----------------------------
                                               Year            Year
                                               Ended           Ended
                                             10/31/96        10/31/95
                                           -------------- --------------
Increase (decrease) in net assets:
Operations:

   Net investment income...............     $    961,436    $  1,208,891
   Net realized gain (loss) on
     investment transactions...........           ------          ------
   Change in unrealized appreciation
    (depreciation) on investments......           ------          ------
                                            -------------   ------------

Net increase in net assets
  resulting from operations............          961,436       1,208,891


Net equalization credits (charges) (Note 2)       ------          ------


Distribution to shareholders from:

   Net investment income
     Class A...........................        (405,871)       (467,507)
     Class B...........................         (88,592)        (88,435)
     Class C...........................        (466,973)       (652,949)

Distribution to shareholders:

   In excess of net investment income
     Class A...........................           ------          ------
     Class B...........................           ------          ------
     Class C...........................           ------          ------

Increase (decrease) in net assets from
 capital share transactions (Note 3)...      (1,348,319)       1,356,401
                                            -------------   ------------

Increase (decrease) in net assets......      (1,348,319)       1,356,401

Net assets at beginning of period......       22,337,448      20,981,047

Net assets at end of period............      $20,989,129     $22,337,448
                                            -------------   ------------

Accumulated undistributed net
  investment loss......................           ------          ------
                                            -------------   ------------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                                       Small/Mid Cap Fund
                                                             ---------------------------------------------------------------------
                                                                  03/04/96*               03/04/96*                03/04/96*
                                                                     to                      to                       to
                                                                  10/31/96                10/31/96                 10/31/96
                                                                  Class A                  Class B                  Class C
                                                             -------------------     --------------------     --------------------
Net asset value, beginning of period.............                 $12.50                   $12.50                   $12.50

Income (loss) from investment operations:
----------------------------------------
Net investment loss (B)..........................                  (0.02)                   (0.05)                   (0.05)
Net realized and unrealized gain on investments..                   0.14                     0.13                     0.14
                                                                   -----                    -----                    -----

         Total from investment
           operations............................                   0.12                     0.08                     0.09

Net asset value, end of period...................                 $12.62                   $12.58                   $12.59
                                                                  ======                   ======                   ======

         Total return............................                   0.96% +                  0.64% +                  0.72% +


Net assets, end of period (000's)................                 $2,966                   $6,659                   $8,241

Ratio of operating expenses to
  average net assets (C).........................                   1.675%(A)                2.325%(A)                2.325%(A)

Ratio of net investment loss to
  average net assets.............................                  (0.40%)(A)               (1.05%)(A)               (1.05%)(A)

Portfolio turnover rate..........................                     92%(A)                   92%(A)                   92%(A)

Average commission rate per share (D)............                  $0.069                   $0.069                   $0.069

-----------------------------

   *  Commencement of operations
   +  Non-annualized
 (A)  Annualized
 (B) After expense reimbursement by the adviser of $0.06, $0.03 and $0.03 per share for the Small/Mid Cap Fund - Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996.
 (C) The ratio of operating expenses, before reimbursement by the adviser, was 2.69%, 3.05% and 3.04% for the Small/Mid Cap Fund, Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996 on an annualized basis.
 (D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.



   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                                 International Small Cap Fund
                                                             ---------------------------------------------------------------------
                                                                  03/04/96*               03/04/96*                03/04/96*
                                                                     to                      to                       to
                                                                  10/31/96                10/31/96                 10/31/96
                                                                  Class A                  Class B                  Class C
                                                             -------------------     --------------------     --------------------
Net asset value, beginning of period.................             $12.50                   $12.50                   $12.50

Income (loss) from investment operations:
-----------------------------------------
Net investment income (loss) (B).....................               0.05                    (0.01)                   (0.01)
Net realized and unrealized gain on investments
  and foreign currency transactions..................               0.88                     0.88                     0.88
                                                                   -----                    -----                    -----

         Total from investment
           operations................................               0.93                     0.87                     0.87

Net asset value, end of period.......................             $13.43                   $13.37                   $13.37
                                                                  ======                   ======                   ======

         Total return................................               7.44% +                  6.96% +                  6.96% +


Net assets, end of period (000's)....................             $2,120                   $5,068                   $5,517

Ratio of operating expenses to
  average net assets (C).............................               1.90%(A)                 2.55%(A)                 2.55%(A)

Ratio of net investment income (loss) to
  average net assets.................................               0.50%(A)                (0.15%)(A)               (0.15%)(A)

Portfolio turnover rate..............................                 67%(A)                   67%(A)                   67%(A)

Average commission rate per share (D)................              $0.016                   $0.016                   $0.016

-----------------------------

   *  Commencement of operations
   +  Non-annualized
 (A)  Annualized
 (B) After expense reimbursement by the adviser of $0.11, $0.02 and $0.02 per share for the International Small Cap Fund - Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996.
 (C) The ratio of operating expenses, before reimbursement by the adviser, was 3.07%, 3.27% and 3.25% for the International Small Cap Fund, Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996 on an annualized basis.
 (D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                                      Growth Equity Fund
                                                             ---------------------------------------------------------------------
                                                                  03/04/96*               03/04/96*                03/04/96*
                                                                     to                      to                       to
                                                                  10/31/96                10/31/96                 10/31/96
                                                                  Class A                  Class B                  Class C
                                                             -------------------     --------------------     --------------------
Net asset value, beginning of period.................             $12.50                   $12.50                   $12.50

Income from investment operations:
----------------------------------
Net investment income (B)............................               0.28                     0.24                     0.24
Net realized and unrealized gain on investments
  and foreign currency transactions..................               1.00                     0.99                     0.99
                                                                   -----                    -----                    -----

         Total from investment
           operations................................               1.28                     1.23                     1.23

Net asset value, end of period.......................             $13.78                   $13.73                   $13.73
                                                                  ======                   ======                   ======

         Total return................................              10.24% +                  9.84% +                  9.84% +


Net assets, end of period (000's)....................             $2,244                   $4,748                   $6,494

Ratio of  operating expenses to
  average net assets (C).............................               1.65%(A)                 2.30%(A)                 2.30%(A)

Ratio of net investment income to
  average net assets.................................               4.11%(A)                 4.18%(A)                 4.13%(A)

Portfolio turnover rate..............................                450%(A)                  450%(A)                  450%(A)

Average commission rate per share (D)................             $0.043                   $0.043                   $0.043

-----------------------------

   *  Commencement of operations
   +  Non-annualized
 (A)  Annualized
 (B) After expense reimbursement by the adviser of $0.07, $0.04 and $0.04 per share for the Growth Equity Fund - Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996.
 (C) The ratio of operating expenses, before reimbursement by the adviser, was 2.71%, 3.06% and 2.96% for the Growth Equity Fund, Classes A, B and C respectively, for the period March 4, 1996 (commencement of operations) to October 31, 1996 on an annualized basis.
 (D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                             Global Equity Fund
                                                                     (formerly, the Global Growth Fund)
                                              ---------------------------------------------------------------------------------
                                                Year           Year        04/01/94*       Year           Year        04/01/94*
                                                Ended         Ended           to          Ended          Ended           to
                                              10/31/96**     10/31/95      10/31/94      10/31/96**     10/31/95**    10/31/94
                                               Class A        Class A       Class A       Class B        Class B       Class B
                                              ----------    ----------    -----------   -----------    ----------    ----------
Net asset value, beginning of period....        $13.84        $14.82        $14.13        $13.73        $14.79        $14.13

Income (loss) from investment operations
----------------------------------------
Net investment loss (B).................         (0.04)         ----         (0.01)        (0.14)        (0.09)        (0.03)
Net realized and unrealized gain (loss)
  on investments and foreign currency
    transactions........................          0.91         (0.54)         0.70          0.91         (0.53)         0.69
                                                ------        ------        ------        ------        ------        ------

         Total from investment
           operations...................          0.87         (0.54)         0.69          0.77         (0.62)         0.66

Less distributions
------------------
Dividends from net investment income....         (0.21)         ----          ----         (0.14)         ----          ----
Distributions from capital gains........          ----         (0.44)         ----          ----         (0.44)         ----
                                                ------        ------        ------        ------        ------        ------

         Total distributions............         (0.21)        (0.44)         ----         (0.14)        (0.44)         ----
                                                ------        ------        ------        ------        ------        ------

Net asset value, end of period..........        $14.50        $13.84        $14.82        $14.36        $13.73        $14.79
                                                ======        ======        ======        ======        ======        ======

         Total return...................          6.33%        (3.52%)        9.16%(E)      5.64%        (4.09%)        8.94%(E)

Net assets, end of period (000's).......       $25,924       $23,894       $18,152       $25,661       $23,317       $13,903

Ratio of operating expenses
  to average net assets (C).............          1.75%         1.75%         1.75%(A)      2.40%         2.40%         2.40%(A)

Ratio of net investment income
  (loss) to average net assets..........         (0.30%)        0.03%        (0.12%)(A)    (0.95%)       (0.61%)       (0.77%)(A)

Portfolio turnover rate.................           165%           57%           54%          165%           57%           54%

Average commission rate per share (D)...        $0.016           N/A           N/A        $0.016           N/A           N/A

------------------------------

  * Commencement of operations
 ** Net investment income per share has been calculated using the average shares method.
(A) Annualized
(B) After expense reimbursement by the adviser of $0.01 and $0.02 per share for the Global Equity Fund - Class A and $0.01 and $0.02 per share for the Global Equity Fund - Class B, for the years ended October 31, 1996 and
    1995, respectively and $0.01 and $0.01 per share for the Global Equity Fund
    - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.83% and 1.92% for the Global Equity Fund - Class A and 2.48% and 2.58% for the Global Equity Fund - Class B, for the years ended October 31, 1996 and 1995, respectively and 1.97% and 2.71% for the Global Equity Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.




   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                        Global Equity Fund - Class C
                                                                (formerly, the Global Growth Fund - Class C)
                                               --------------------------------------------------------------------------------

                                                                          Years Ended October, 31
                                              ---------------------------------------------------------------------------------
                                                 1996**        1995**        1994          1993          1992          1991
                                              -----------   -----------   -----------    ----------    ----------    ----------
Net asset value, beginning of period....        $13.73        $14.79        $13.74        $10.33        $10.76        $10.12

Income (loss) from investment operations
----------------------------------------
Net investment income (loss) (B)........         (0.14)        (0.09)        (0.10)        (0.01)        (0.02)         0.25
Net realized and unrealized gain (loss)
  on investments and foreign currency
    transactions........................          0.92         (0.53)         1.15          3.43         (0.37)         0.63
                                                ------        ------        ------        ------        ------        ------

         Total from investment
           operations.................            0.78         (0.62)         1.05          3.42         (0.39)         0.88

Less distributions
------------------
Dividends from net investment income....         (0.10)      ------        ------          (0.01)       ------         (0.24)
Distributions from capital gains........       ------          (0.44)      ------         ------        ------        ------
Distributions from capital..............       ------        ------        ------         ------         (0.04)       ------
                                             --------      --------      --------       --------        ------      --------

         Total distributions............         (0.10)        (0.44)      ------          (0.01)        (0.04)        (0.24)
                                               -------        ------     --------         ------        ------        ------

Net asset value, end of period..........        $14.41        $13.73        $14.79        $13.74        $10.33        $10.76
                                                ======        ======        ======        ======        ======        ======

         Total return...................          5.70%        (4.09%)        8.94%        33.06%        (3.57%)        8.80%

Net assets, end of period (000's).......       $64,830       $83,340      $101,443       $63,503       $14,291        $8,828

Ratio of operating expenses
  to average net assets (C).............          2.40%         2.40%         2.40%         2.40%         2.52%         1.47%

Ratio of net investment income
  (loss) to average net assets..........         (0.95%)       (0.64%)       (0.91%)       (0.40%)       (0.27%)        1.41%

Portfolio turnover rate.................           165%           57%           54%           57%           69%           70%

Average commission rate per share (D)...           $0.016         N/A           N/A           N/A           N/A           N/A

------------------------------

** Net investment income per share has been calculated using the average shares method.
(A) Annualized
(B) After expense reimbursement by the adviser of $0.01, $0.02, $0.01, $0.02, $0.02 and $0.05 per share for the Global Equity Fund - Class C for the years ended October 31, 1996, 1995, 1994, 1993, 1992 and 1991, respectively.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 2.48%, 2.53%, 2.52%, 2.72%, 2.78% and 4.37% for the Global Equity Fund-
    Class C for the years ended October 31, 1996, 1995, 1994, 1993, 1992 and 1991, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                              Value Equity Fund
                                                                         (formerly, the Growth Fund)
                                               --------------------------------------------------------------------------------
                                                Year          Year        04/01/94*       Year           Year        04/01/94*
                                                Ended         Ended          to           Ended          Ended          to
                                              10/31/96      10/31/95**     10/31/94      10/31/96      10/31/95**    10/31/94
                                               Class A       Class A       Class A       Class B        Class B       Class B
                                              ----------    ----------    -----------   -----------    ----------    ----------

Net asset value, beginning of period....        $15.94        $14.78        $14.59        $15.84        $14.77        $14.59

Income (loss) from investment operations
----------------------------------------
Net investment income (loss) (B)........          0.16          0.12          0.02          0.06          0.02         (0.02)
Net realized and unrealized gain
  on investments........................          2.69          1.83          0.17          2.69          1.84          0.20
                                                 -----         -----         -----         -----         -----         -----

         Total from investment
           operations...................          2.85          1.95          0.19          2.75          1.86          0.18

Less distributions
------------------
Distributions from net investment income         (0.14)       ------       ------          (0.09)       ------        ------
Distributions from capital gains........         (1.28)        (0.79)      ------          (1.28)        (0.79)       ------
                                                ------        ------     --------         ------        ------      --------

         Total distributions............         (1.42)        (0.79)      ------          (1.37)        (0.79)        (0.24)
                                                ------        ------     --------         ------        ------        ------

Net asset value, end of period..........        $17.37        $15.94        $14.78        $17.22        $15.84        $14.77
                                                ======        ======        ======        ======        ======        ======

         Total return...................         19.23%        14.22%         4.82%(E)     18.59%        13.58%         4.75%(E)

Net assets, end of period (000's).......       $28,470       $22,026       $16,326       $27,058       $19,874        $5,054

Ratio of operating expenses to average
  net assets (C)........................          1.34%         1.34%         1.34%(A)      1.99%         1.99%         1.99%(A)

Ratio of net investment income (loss) to
  average net assets....................          0.98%         0.79%         0.13%(A)      0.33%         0.13%        (0.52%)(A)

Portfolio turnover rate.................           169%           54%           39%          169%           54%           39%

Average commission rate per share (D)...         $0.053           N/A           N/A        $0.053           N/A           N/A

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method for fiscal year 1995.
(A) Annualized
(B) After expense reimbursement by the adviser of $0.04 and $0.04 per share for the Value Equity Fund - Class A and $0.04 and $0.05 per share for the Value Equity Fund - Class B, for the years ended October 31, 1996 and 1995, respectively and $0.06 and $0.03 per share for the Value Equity Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.55% and 1.62% for the Value Equity Fund - Class A and 2.20% and 2.32% for the Value Equity Fund - Class B, for the years ended October 31, 1996 and 1995, respectively and 1.79% and 2.82% for the Value Equity Fund - Classes
    A and B respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                       Value Equity Fund - Class C
                                                                  (formerly, the Growth Fund - Class C)
                                              ----------------------------------------------------------------------------

                                                                         Years Ended October 31,

                                              ----------------------------------------------------------------------------
                                                  1996         1995**       1994        1993         1992         1991
                                              -------------  ----------  -----------  ----------   ----------   ----------
Net asset value, beginning of period......       $15.84       $14.77       $14.21      $12.05       $10.70       $ 8.22

Income (loss) from investment operations
----------------------------------------
Net investment income (loss) (B)..........         0.06         0.02        (0.07)       0.01        (0.01)        0.02
Net realized and unrealized gain
  (loss) on investments...................         2.69         1.84         0.74        2.15         1.37         2.54
                                                  -----        -----        -----       -----        -----        -----

         Total from investment
           operations.....................         2.75         1.86         0.67        2.16         1.36         2.56

Less distributions
------------------
Dividends from net investment income......        (0.04)     ------         (0.03)     ------       ------        (0.03)
Distributions from capital gains..........        (1.28)       (0.79)       (0.08)     ------       ------       ------
Distributions from capital................      ------       ------       ------       ------        (0.01)       (0.05)
                                              --------     --------     --------     --------       ------       ------

         Total distributions..............        (1.32)       (0.79)       (0.11)     ------        (0.01)       (0.08)
                                                 ------       ------      -------    --------       ------       ------

Net asset value, end of period............       $17.27       $15.84       $14.77      $14.21       $12.05       $10.70
                                                 ======       ======       ======      ======       ======       ======

         Total return.....................        18.53%       13.58%        4.75%      17.93%       12.75%       31.32%

Net assets, end of period (000's).........      $83,855      $83,719      $71,219     $64,223      $24,291      $15,354

Ratio of operating expenses to average
  net assets (C)..........................         1.99%        1.99%        1.99%       1.99%        2.47%        2.97%

Ratio of net investment income (loss) to
  average net assets......................         0.33%        0.15%       (0.49%)      0.27%       (0.15%)       0.27%

Portfolio turnover rate...................          169%          54%          39%         40%          91%          37%

Average commission rate per share (D).....        $0.053          N/A          N/A         N/A          N/A          N/A

                                              -----------------------
                                                           08/28/89*
                                              -----------     to
                                                 1990      10/31/89
                                              -----------  ----------

Net asset value, beginning of period......      $11.19       $12.25

Income (loss) from investment operations
----------------------------------------
Net investment income (loss) (B)..........        0.05         0.01
Net realized and unrealized gain
  (loss) on investments...................       (2.39)       (1.07)
                                                ------       ------

         Total from investment
           operations.....................       (2.34)       (1.06)

Less distributions
------------------
Dividends from net investment income......       (0.05)        ----
Distributions from capital gains..........       (0.58)        ----
Distributions from capital................        ----         ----
                                                ------       ------

         Total distributions..............       (0.63)        ----
                                                ------       ------

Net asset value, end of period............      $ 8.22       $11.19
                                                ======       ======

         Total return.....................      (22.16%)      (8.65%)

Net assets, end of period (000's).........     $19,370      $30,627

Ratio of operating expenses to average
  net assets (C)..........................        2.85%        2.57%(A)

Ratio of net investment income (loss) to
  average net assets......................        0.43%        0.37%(A)

Portfolio turnover rate...................          58%          65%(A)

Average commission rate per share (D).....          N/A          N/A

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method for fiscal year 1995.
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.04, $0.04, $0.02, $0.05 and $0.01 per share for the Value Equity Fund - Class C for the years ended October 31, 1996, 1995, 1994, 1993, 1992 and 1991, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.20%, 2.23%, 2.29%, 2.35%, 3.00% and 3.12% for the Value
    Equity Fund - Class C for the years ended October 31, 1996, 1995, 1994, 1993, 1992 and 1991, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                           Growth and Income Fund
                                               --------------------------------------------------------------------------------
                                                Year          Year        04/01/94*       Year           Year        04/01/94*
                                                Ended         Ended           to          Ended          Ended           to
                                              10/31/96      10/31/95**     10/31/94     10/31/96**     10/31/95**    10/31/94
                                               Class A       Class A       Class A       Class B        Class B       Class B
                                              ----------    ----------    -----------   -----------    ----------    ----------

Net asset value, beginning of period....        $14.72        $13.09        $12.29        $14.69        $13.08        $12.29

Income from investment operations
---------------------------------
Net investment income (B)...............          0.18          0.26          0.12          0.07          0.16          0.10
Net realized and unrealized gain
  on investments........................          2.99          1.90          0.76          2.99          1.94          0.77
                                                ------        ------        ------        ------        ------        ------

         Total from investment
           operations...................          3.17          2.16          0.88          3.06          2.10          0.87

Less distributions
------------------
Dividends from net investment income....         (0.21)        (0.23)        (0.08)        (0.13)        (0.19)        (0.08)
Distributions from capital gains........         (0.12)        (0.30)         ----         (0.12)        (0.30)         ----
                                                ------        ------      --------        ------        ------      --------

         Total distributions............         (0.33)        (0.53)        (0.08)        (0.25)        (0.49)        (0.08)
                                                ------        ------        ------        ------        ------        ------

Net asset value, end of period..........        $17.56        $14.72        $13.09        $17.50        $14.69        $13.08
                                                ======        ======        ======        ======        ======        ======

         Total return...................         21.84%        17.28%         5.06%(E)     21.08%        16.73%         4.98%(E)

Net assets, end of period (000's).......       $18,272       $12,180        $8,134       $34,740       $19,052        $3,885

Ratio of operating expenses to average
  net assets (C)........................          1.34%         1.34%         1.34%(A)      1.99%         1.99%         1.99%(A)

Ratio of net investment income to
  average net assets....................          1.10%         1.91%         1.72%(A)      0.45%         1.14%         1.07%(A)

Portfolio turnover rate.................            49%           40%           45%           49%           40%           45%

Average commission rate per share (D)...           $0.055         N/A           N/A           $0.055        N/A           N/A

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.
(A) Annualized
(B) After expense reimbursement by the adviser of $0.03 and $0.05 per share for the Growth and Income Fund - Class A and $0.03 and $0.05 per share for the Growth and Income Fund - Class B, for the years ended October 31, 1996 and 1995, respectively and $0.05 and $0.12 per share for the Growth and Income Fund - Classes A and B respectively, for the period April 1, 1994 to
    October 31, 1994.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.56% and 1.69% for the Growth and Income Fund - Class A and 2.20% and
    2.33% for the Growth and Income Fund - Class B, for the years ended October 31, 1996 and 1995, respectively and 2.08% and 3.12% for the Growth and Income Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                   Growth and Income Fund - Class C
                                              ----------------------------------------------------------------------------------
                                                                    Years Ended October, 31                          05/01/91*
                                                                                                                        to
                                                 1996          1995          1994          1993          1992        10/31/91
                                              -----------   -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of period....        $14.71        $13.08        $12.71        $11.21        $10.51        $10.00

Income from investment operations
---------------------------------
Net investment income (B)...............          0.07          0.18          0.15          0.14          0.18          0.11
Net realized and unrealized gain
  on investments........................          3.00          1.90          0.46          1.48          0.70          0.47
                                                ------        ------        ------        ------        ------        ------

         Total from investment
           operations...................          3.07          2.08          0.61          1.62          0.88          0.58

Less distributions
------------------
Dividends from net investment income....         (0.10)        (0.15)        (0.13)        (0.12)        (0.18)        (0.07)
Distributions from capital gains........         (0.12)        (0.30)        (0.11)         ----          ----          ----
                                                ------        ------        ------      --------      --------      --------

         Total distributions............         (0.22)        (0.45)        (0.24)        (0.12)        (0.18)        (0.07)
                                                ------        ------        ------        ------        ------        ------

Net asset value, end of period..........        $17.56        $14.71        $13.08        $12.71        $11.21        $10.51
                                                ======        ======        ======        ======        ======        ======

         Total return...................         21.12%        16.56%         4.85%        14.57%         8.42%         5.88% +

Net assets, end of period (000's).......       $74,825       $63,154       $46,078       $37,483       $10,821        $2,090

Ratio of operating expenses to average
  net assets (C)........................          1.99%         1.99%         1.99%         1.99%         1.94%         1.85%(A)

Ratio of net investment income to
  average net assets....................          0.45%         1.26%         1.11%         1.12%         1.51%         2.05%(A)

Portfolio turnover rate.................            49%           40%           45%           37%           48%          111%(A)

Average commission rate per share (D)...           $0.055         N/A           N/A           N/A           N/A           N/A

------------------------------

  * Commencement of operations
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.04, $0.05, $0.06, $0.15 and $0.37 per share for the Growth and Income Fund - Class C for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.20%, 2.26%, 2.38%, 2.46%, 3.18% and 10.69% for the Growth
    and Income Fund - Class C for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991 on an annualized basis, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                    International Growth and Income Fund
                                              --------------------------------------------------------------------------------
                                                Year        01/09/95*       Year        01/09/95*        Year        01/09/95*
                                                Ended          to           Ended          to            Ended          to
                                              10/31/96**    10/31/95**    10/31/96**    10/31/95**     10/31/96**    10/31/95**
                                               Class A       Class A       Class B       Class B        Class C       Class C
                                              ----------    ----------    -----------   -----------    ----------    ----------
Net asset value, beginning of period........    $10.11        $10.00        $10.10        $10.00        $10.10        $10.00

Income from investment operations:
---------------------------------
Net investment income (B)...................      0.09          0.06          0.06          0.01          0.06          0.01
Net realized and unrealized gain on investments
  and foreign currency transactions.........      1.33          0.08          1.30          0.12          1.30          0.12
                                                 -----         -----         -----         -----         -----         -----

         Total from investment
           operations.......................      1.42          0.14          1.36          0.13          1.36          0.13

Less distributions
------------------
Dividends from net investment income........     (0.08)        (0.03)        (0.05)        (0.03)        (0.05)        (0.03)
Distributions from capital gains............     (0.10)         ----         (0.11)         ----         (0.10)         ----
                                                ------        ------        ------        ------        ------        ------

         Total distributions................     (0.18)        (0.03)        (0.16)        (0.03)        (0.15)        (0.03)
                                                ------        ------        ------        ------        ------        ------

Net asset value, end of period..............    $11.35        $10.11        $11.30        $10.10        $11.31        $10.10
                                                ======        ======        ======        ======        ======        ======

         Total return.......................     14.25%         1.37% +      13.58%         1.28% +      13.63%         1.28% +


Net assets, end of period (000's)...........    $4,732        $6,897       $15,217        $8,421        $9,076        $6,324

Ratio of operating expenses to
  average net assets (C)....................      1.75%         1.75%(A)      2.40%         2.40%(A)      2.40%         2.40%(A)

Ratio of net investment income to
  average net assets........................      0.84%         0.70%(A)      0.57%         0.15%(A)      0.51%         0.13%(A)

Portfolio turnover rate.....................       170%           69%(A)       170%           69%(A)       170%           69%(A)

Average commission rate per share (D).......     $0.022           N/A        $0.022           N/A        $0.022           N/A

-----------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.
 +  Non-annualized
(A) Annualized
(B) After expense reimbursement by the adviser of $0.02, $0.02 and $0.02 per share for the International Growth and Income Fund - Classes A, B and C respectively, for the year ended October 31, 1996 and $0.04, $0.04 and $0.04 per share for the International Growth and Income Fund - Classes A, B and C respectively, for the period January 9, 1995 (commencement of operations) to October 31, 1995.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.97%, 2.60% and 2.60% for the International Growth and Income Fund, Classes A, B and C respectively, for the year ended October 31, 1996 and 2.18%, 2.93% and 2.93% for the International Growth and Income Fund, Classes A, B and C respectively, for the period January 9, 1995 (commencement of operations) to October 31, 1995 on an annualized basis.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                                Balanced Fund
                                                                    (formerly, the Asset Allocation Fund)
                                              ---------------------------------------------------------------------------------
                                                Year          Year         04/01/94*      Year           Year        04/01/94*
                                                Ended         Ended           to          Ended          Ended          to
                                              10/31/96**    10/31/95**     10/31/94     10/31/96**     10/31/95**    10/31/94
                                               Class A       Class A       Class A       Class B        Class B       Class B
                                              ----------    ----------    -----------   -----------    ----------    ----------

Net asset value, beginning of period....        $12.02        $11.13        $11.06        $11.98        $11.12        $11.06

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...............          0.39          0.38          0.17          0.31          0.30          0.12
Net realized and unrealized gain
  (loss) on investments.................          1.07          1.35         (0.10)         1.07          1.36         (0.06)
                                                ------        ------        ------        ------        ------        ------

         Total from investment
           operations...................          1.46          1.73          0.07          1.38          1.66          0.06

Less distributions
------------------
Dividends from net investment income....         (0.40)        (0.32)      ------          (0.35)        (0.28)       ------
Distributions from capital gains........         (0.75)        (0.52)      ------          (0.75)        (0.52)       ------
                                                ------        ------     --------         ------        ------      --------

         Total distributions............         (1.15)        (0.84)      ------          (1.10)        (0.80)       ------
                                                ------        ------     --------         ------        ------      --------

Net asset value, end of period..........        $12.33        $12.02        $11.13        $12.26        $11.98        $11.12
                                                ======        ======        ======        ======        ======        ======

         Total return...................         13.10%        16.95%         0.76%(E)     12.35%        16.31%         0.67%(E)

Net assets, end of period (000's).......       $10,873       $10,033        $7,830       $16,219        $9,875        $4,760

Ratio of operating expenses to average
  net assets (C)........................          1.34%         1.34%         1.34%(A)      1.99%         1.99%         1.99%(A)

Ratio of net investment income to average
  net assets............................          3.32%         3.39%         2.72%(A)      2.67%         2.69%         2.07%(A)

Portfolio turnover rate.................           253%          226%          246%          253%          226%          246%

Average commission rate per share (D)...        $0.059           N/A           N/A        $0.059           N/A           N/A

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.
(A) Annualized
(B) After expense reimbursement by the adviser of $0.02 and $0.04 for the Balanced Fund - Class A and $0.02 and $0.04 for the Balanced Fund - Class
    B, for the years ended October 31, 1996 and 1995, respectively and $0.03 and $0.04 for the Balanced Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.55% and 1.69% for the Balanced Fund - Class A and 2.20% and 2.37% for the Balanced Fund - Class B, for the years ended October 31, 1996 and 1995, respectively and 1.86% and 2.73% for the Balanced Fund - Classes A and B respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.
(E) Historical total returns for Classes A and B shares are one year performance returns which include Class C performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                    Balanced Fund - Class C (E)
                                                         (formerly, the Asset Allocation Fund - Class C (E))
                                              ---------------------------------------------------------------

                                                                      Years Ended October 31,
                                              ---------------------------------------------------------------
                                                  1996**       1995**       1994        1993         1992
                                              -------------  ----------  -----------  ----------   ----------

Net asset value, beginning of period......       $12.02       $11.12       $11.52      $10.20       $ 9.76

Income (loss) from investment operations
----------------------------------------
Net investment income (B).................         0.32         0.31         0.22        0.21         0.20
Net realized and unrealized gain
  (loss) on investments...................         1.07         1.35        (0.15)       1.30         0.87
                                                 ------       ------       ------      ------       ------

         Total from investment
           operations.....................         1.39         1.66         0.07        1.51         1.07

Less distributions
------------------
Dividends from net investment income......        (0.31)       (0.24)       (0.18)      (0.09)       (0.19)
Distributions from capital gains..........        (0.75)       (0.52)       (0.29)      (0.10)       (0.44)
Distributions from capital................       ------       ------       ------      ------       ------
                                               --------     --------     --------    --------     --------

         Total distributions..............        (1.06)       (0.76)       (0.47)      (0.19)       (0.63)
                                                 ------       ------       ------      ------       ------

Net asset value, end of period............       $12.35       $12.02       $11.12      $11.52       $10.20
                                                 ======       ======       ======      ======       ======

         Total return.....................        12.41%       16.25%        0.67%      15.02%       11.25%

Net assets, end of period (000's).........      $72,821      $80,626      $86,902     $96,105      $48,160

Ratio of operating expenses to
  average net assets (C)..................         1.99%        1.99%        1.99%       1.99%        2.40%

Ratio of net investment income to
  average net assets......................         2.67%        2.76%        1.93%       1.96%        1.93%

Portfolio turnover rate...................          253%         226%         246%        196%         171%

Average commission rate per share (D).....        $0.059          N/A         N/A          N/A          N/A

                                                            Balanced Fund - Class C (E)
                                                 (formerly, the Asset Allocation Fund - Class C (E))
                                                 ---------------------------------------------------
                                                                                  08/28/89*
                                                         Years Ended October 31,      to
                                                         -----------------------
                                                           1991         1990      10/31/89
                                                         ----------  -----------  ----------

Net asset value, beginning of period......                $ 8.12       $ 9.84       $10.17

Income (loss) from investment operations
----------------------------------------
Net investment income (B).................                  0.27         0.32         0.05
Net realized and unrealized gain
  (loss) on investments...................                  1.70        (1.66)       (0.38)
                                                          ------       ------       ------

         Total from investment
           operations.....................                  1.97        (1.34)       (0.33)

Less distributions
------------------
Dividends from net investment income......                 (0.33)       (0.26)     ------
Distributions from capital gains..........                ------       ------      ------
Distributions from capital................                ------        (0.12)     ------
                                                         -------       ------    --------

         Total distributions..............                 (0.33)       (0.38)     ------
                                                          ------       ------    --------

Net asset value, end of period............                $ 9.76       $ 8.12       $ 9.84
                                                          ======       ======       ======

         Total return.....................                 24.53%      (13.97%)      (3.24%) +

Net assets, end of period (000's).........               $30,724      $34,713      $43,915

Ratio of operating expenses to
  average net assets (C)..................                  2.88%        2.63%        2.13%(A)

Ratio of net investment income to
  average net assets......................                  2.77%        3.34%        3.09%(A)

Portfolio turnover rate...................                    84%          73%          84%(A)

Average commission rate per share (D).....                    N/A          N/A           N/A

-----------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.01, $0.03, $0.04, $0.03 and $0.04 for the Balanced Fund - Class C for the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.20%, 2.24%, 2.22%, 2.28% and 2.89% for the Balanced Fund - Class C for the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.
(E) On July 10, 1992, the Aggressive Fund and Conservative Fund portfolios of the old Asset Allocation Funds were liquidated and shares were exchanged for shares of the new Asset Allocation Fund. The new Asset Allocation Fund is comprised of the Moderate Fund portfolio of the old Asset Allocation
    Fund (the accounting "survivor") and the assets of the former Aggressive and Conservative portfolios of the old Asset Allocation Funds. For purposes of presenting financial highlights - selected per share data and ratios, only the historical results of the old Moderate Fund have been presented since it is considered the accounting survivor of the merger because, among other reasons, the investment objective of the new Asset Allocation Fund is substantially the same as that of the old Moderate Fund. At the date of the merger, 3,567,198 shares of the old Moderate Fund with a per share value of $8.11 were decreased to 2,891,572 shares with a per share value of $10.00, similar to a reverse stock split, and re-named as shares of the new Asset Allocation Fund. The historical per share data presented above has been adjusted as though a reverse stock split had occurred at the beginning of the earliest period presented which results in fewer shares outstanding at a correspondingly higher net asset value per share.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                       Strategic Income Fund
                                              --------------------------------------------------------------------
                                                 Year        Year      11/01/93*     Year       Year     04/01/94*
                                                 Ended       Ended       to         Ended      Ended       to
                                               10/31/96    10/31/95    10/31/94    10/31/96   10/31/95   10/31/94
                                               Class A     Class A     Class A     Class B    Class B    Class B
                                              ----------  ---------- ---------- -----------  ---------  ----------

Net asset value, beginning of period....       $9.07       $8.90       $10.00      $9.07       $8.90     $ 9.31

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...............        0.80        0.78         0.65       0.73        0.73       0.38
Net realized and unrealized gain (loss)
  on investments and foreign currency
    transactions........................        0.72        0.18        (1.10)      0.73        0.17      (0.41)
                                              ------      ------       ------     ------      ------     ------

         Total from investment
           operations...................        1.52        0.96        (0.45)      1.46        0.90      (0.03)

Less distributions
------------------
Dividends from net investment income....       (0.79)      (0.79)       (0.65)     (0.73)      (0.73)     (0.38)
                                              ------      ------       ------     ------      ------     ------

Net asset value, end of period..........       $9.80       $9.07        $8.90      $9.80       $9.07      $8.90
                                               =====       =====        =====      =====       =====      =====

         Total return...................       17.35%      11.43%       (3.79%)    16.59%      10.72%     (4.18%)(D)

Net assets, end of period (000's).......     $13,382     $10,041      $15,507    $30,890     $20,672     $5,440

Ratio of operating expenses to
  average net assets (C)................        1.50%       1.07%        0.41%      2.15%       1.95%      1.00%(A)

Ratio of net investment income to
  average net assets....................        8.28%       9.08%        8.26%      7.63%       8.10%      8.59%(A)

Portfolio turnover rate.................          68%        180%         136%        68%        180%       136%


                                                    Strategic Income Fund
                                              ---------------------------------
                                                 Year       Year      4/01/94*
                                                Ended       Ended       to
                                               10/31/96   10/31/95    10/31/94
                                               Class C     Class C    Class C
                                              ----------- ----------  ---------

Net asset value, beginning of period....         $9.07       $8.90     $ 9.31

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...............          0.73        0.73       0.38
Net realized and unrealized gain (loss)
  on investments and foreign currency
    transactions........................          0.73        0.17      (0.41)
                                                ------      ------     ------

         Total from investment
           operations...................          1.46        0.90      (0.03)

Less distributions
------------------
Dividends from net investment income....         (0.73)      (0.73)     (0.38)
                                                ------      ------     ------

Net asset value, end of period..........         $9.80       $9.07      $8.90
                                                 =====       =====      =====

         Total return...................         16.59%      10.72%     (4.20%)(D)

Net assets, end of period (000's).......       $22,783     $14,273     $8,439

Ratio of operating expenses to
  average net assets (C)................          2.15%       1.95%      1.00% (A)

Ratio of net investment income to
  average net assets....................          7.63%       8.25%      8.59% (A)

Portfolio turnover rate.................            68%        180%       136%

------------------------------

  * Commencement of operations
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.01, $0.05 and $0.04 per share for the Strategic Income Fund - Class A for the years ended October 31, 1996, 1995 and 1994, respectively, $0.01 and $0.04 for the Strategic Income Fund - Class B and $0.01 and $0.05 for the Strategic
    Income Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and $0.05 and $0.04 for the Strategic Income Fund Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.65%, 1.69% and 0.96% for the Strategic Income Fund Class A for the years ended October 31, 1996, 1995 and 1994, respectively. The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.27% and 2.38% for the Strategic Income Fund - Class B and 2.28% and 2.37% for the Strategic Income Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and 2.04% and 1.96% for the Strategic Income Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                   Investment Quality Bond Fund - Class A
                                               --------------------------------------------------------------------------------
                                                                   Years Ended October, 31                           05/01/91*
                                              -------------------------------------------------------------------        to
                                                 1996          1995          1994          1993          1992        10/31/91
                                              -----------   -----------   -----------    ----------    ----------    ----------

Net asset value, beginning of period....        $10.56         $9.74        $11.16        $10.56        $10.26        $10.00

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...............          0.66          0.68          0.60          0.66          0.82          0.40
Net realized and unrealized gain (loss)
  on investments........................         (0.20)         0.82         (1.37)         0.64          0.27          0.30
                                                ------        ------        ------        ------        ------        ------

         Total from investment
           operations...................          0.46          1.50         (0.77)         1.30          1.09          0.70

Less distributions
------------------
Dividends from net investment income....         (0.68)        (0.68)        (0.56)        (0.64)        (0.79)        (0.40)
Distributions from capital gains........        ------        ------         (0.09)        (0.06)       ------        ------
Distributions from capital..............        ------        ------        ------        ------        ------         (0.04)
                                              --------      --------      --------      --------      --------        ------

         Total distributions............         (0.68)        (0.68)        (0.65)        (0.70)        (0.79)        (0.44)
                                                ------        ------        ------        ------        ------        ------

Net asset value, end of period..........        $10.34        $10.56        $ 9.74        $11.16        $10.56        $10.26
                                                ======        ======        ======        ======        ======        ======

         Total return...................          4.52%        15.91%        (7.08%)       12.66%        11.00%         7.21% +

Net assets, end of period (000's).......        $9,056       $10,345       $11,150       $14,674        $6,773        $2,713

Ratio of operating expenses to
  average net assets (C)................          1.25%         1.25%         1.25%         0.98%         0.00%         0.00%(A)

Ratio of net investment income to
  average net assets....................          6.37%         6.72%         5.86%         5.82%         7.76%         7.08%(A)

Portfolio turnover rate.................            56%          132%          186%           41%           44%           39%(A)

------------------------------

  * Commencement of operations
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.05, $0.06, $0.07, $0.27 and $0.19 per share for the Investment Quality Bond Fund - Class A for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.55%, 1.73%, 1.74%, 1.57%, 2.56% and 3.37% for the Investment
    Quality Bond Fund - Class A for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 and the period May 1, 1991 (commencement of operations) to October 31, 1991 on an annualized basis, respectively.

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                        Investment Quality Bond Fund
                                               --------------------------------------------------------------------------------
                                                Year          Year         04/01/94*        Year         Year        04/01/94*
                                                Ended         Ended           to            Ended        Ended          to
                                              10/31/96       10/31/95      10/31/94       10/31/96      10/31/95     10/31/94
                                               Class B       Class B       Class B        Class C       Class C       Class C
                                              ----------    ----------    -----------    ----------    ----------    ----------

Net asset value, beginning of period....        $10.55         $9.74        $10.21        $10.55         $9.74        $10.21

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...............          0.60          0.61          0.33          0.60          0.61          0.33
Net realized and unrealized gain (loss)
  on investments........................         (0.20)         0.82         (0.51)        (0.20)         0.82         (0.51)
                                                ------        ------        ------        ------        ------        ------

         Total from investment
           operations...................          0.40          1.43         (0.18)         0.40          1.43         (0.18)

Less distributions
------------------
Dividends from net investment income....         (0.62)        (0.62)        (0.29)        (0.62)        (0.62)        (0.29)

Net asset value, end of period..........        $10.33        $10.55        $ 9.74        $10.33        $10.55        $ 9.74
                                                ======        ======        ======        ======        ======        ======

         Total return...................          3.92%        15.12%        (7.34%)(D)     3.92%        15.12%        (7.34%)(D)

Net assets, end of period (000's).......        $4,678        $3,472          $489        $7,543        $7,206        $2,406

Ratio of operating expenses to
  average net assets (C)................          1.90%         1.90%         1.90%(A)      1.90%         1.90%         1.90%(A)

Ratio of net investment income to
  average net assets....................          5.72%         5.95%         5.70%(A)      5.72%         6.00%         5.70%(A)

Portfolio turnover rate.................            56%          132%          186%           56%          132%          186%

------------------------------

 *  Commencement of operations
(A) Annualized
(B) After expense reimbursement by the adviser of $0.03 and $0.08 per share for the Investment Quality Bond Fund - Class B and $0.03 and $0.06 per share for the Investment Quality Bond Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and $0.19 and $0.07 per share for the Investment Quality Bond Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 2.27% and 2.69% for the Investment Quality Bond Fund - Class B and 2.22% and 2.50% for the Investment Quality Bond Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and 4.88% and 3.05% for the Investment Quality Bond Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                           U.S. Government Securities Fund - Class A
                                              ---------------------------------------------------------------


                                                                   Years Ended October 31,
                                              ---------------------------------------------------------------
                                                  1996**       1995         1994        1993         1992
                                              -------------  ----------  -----------  ----------   ----------

Net asset value, beginning of period.........     $9.98        $9.45       $10.35      $10.04       $ 9.89

Income (loss) from investment operations
----------------------------------------
Net investment income (B)....................      0.56         0.63         0.53        0.51         0.74
Net realized and unrealized gain (loss)
  on investments.............................     (0.12)        0.57        (0.74)       0.34         0.13
                                                 ------       ------       ------      ------       ------

         Total from investment
           operations........................      0.44         1.20        (0.21)       0.85         0.87

Less distributions
------------------
Dividends from net investment income.........     (0.56)       (0.67)       (0.50)      (0.50)       (0.72)
Dividends in excess of net investment income.     (0.06)      ------       ------      ------       ------
Distributions from capital gains.............    ------       ------        (0.19)      (0.04)      ------
Distributions from capital...................    ------       ------       ------      ------       ------
                                               --------     --------     --------    --------     --------

         Total distributions.................     (0.62)       (0.67)       (0.69)      (0.54)       (0.72)
                                                 ------       ------       ------      ------       ------

Net asset value, end of period...............     $9.80       $ 9.98       $ 9.45      $10.35       $10.04
                                                  =====       ======       ======      ======       ======

         Total return........................      4.64%       13.15%       (2.13%)      8.64%        9.15%

Net assets, end of period (000's)............   $72,774      $81,179     $100,622    $163,296     $118,543

Ratio of operating expenses to
  average net assets (C).....................      1.25%        1.25%        1.25%       1.07%        0.24%

Ratio of net investment income to
  average net assets.........................      5.71%        6.54%        5.39%       4.97%        7.21%

Portfolio turnover rate......................       477%         469%         279%        208%         108%

                                              U.S. Government Securities Fund - Class A
                                              -----------------------------------------

                                              Years Ended October 31,    08/28/89*
                                              -------------------------      to
                                                  1991         1990      10/31/89
                                                ----------  -----------  ----------

Net asset value, beginning of period.........    $ 9.47       $ 9.74        $9.73

Income (loss) from investment operations
----------------------------------------
Net investment income (B)....................      0.84         0.75         0.15
Net realized and unrealized gain (loss)
  on investments.............................      0.42        (0.20)        0.01
                                                 ------       ------       ------

         Total from investment
           operations........................      1.26         0.55         0.16

Less distributions
------------------
Dividends from net investment income.........     (0.84)       (0.75)       (0.15)
Dividends in excess of net investment income.    ------       ------       ------
Distributions from capital gains.............    ------       ------       ------
Distributions from capital...................    ------        (0.07)      ------
                                               --------       ------     --------

         Total distributions.................     (0.84)       (0.82)       (0.15)
                                                 ------       ------       ------

Net asset value, end of period...............    $ 9.89       $ 9.47       $ 9.74
                                                 ======       ======       ======

         Total return........................     13.86%        5.90%        1.66% +

Net assets, end of period (000's)............   $45,662      $43,299      $56,069

Ratio of operating expenses to
  average net assets (C).....................      0.68%        2.28%        2.18%(A)

Ratio of net investment income to
  average net assets.........................      8.65%        7.89%        8.54%(A)

Portfolio turnover rate......................       195%          71%          93%(A)

------------------------------

  * Commencement of operations
 ** Net investment income per share has been calculated using the average shares method.
  + Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.02, $0.02, $0.02, $0.04, $0.19, $0.18 and $0.03 per share for the U.S. Government
    Securities Fund - Class A for the years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.41%, 1.45%, 1.47%, 1.42%, 2.13%, 2.61% and 2.57% for the
    years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and 1990,
    respectively.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                       U.S. Government Securities Fund
                                              --------------------------------------------------------------------------------
                                                Year         Year         04/01/94*        Year          Year         04/01/94*
                                                Ended        Ended           to            Ended         Ended           to
                                              10/31/96**    10/31/95       10/31/94       10/31/96      10/31/95      10/31/94
                                               Class B       Class B       Class B        Class C       Class C       Class C
                                              ----------    ----------    -----------    ----------    ----------    ----------

Net asset value, beginning of period.........    $9.98         $9.45         $9.77         $9.98         $9.45         $9.77

Income (loss) from investment operations
----------------------------------------
Net investment income (B)....................     0.50          0.56          0.29          0.50          0.56          0.26
Net realized and unrealized gain (loss)
  on investments.............................    (0.12)         0.58         (0.35)        (0.12)         0.58         (0.32)
                                                 -----         -----         -----         -----         -----         -----

         Total from investment
           operations........................     0.38          1.14         (0.06)         0.38          1.14         (0.06)

Less distributions
------------------
Dividends from net investment income.........    (0.50)        (0.61)        (0.26)        (0.50)        (0.61)        (0.26)
Dividends in excess of net investment income.    (0.06)       ------        ------         (0.06)       ------        ------
                                                 -----       -------       -------         -----       -------       -------


         Total distributions.................    (0.56)        (0.61)        (0.26)        (0.56)        (0.61)        (0.26)
                                                ------        ------        ------        ------        ------        ------

Net asset value, end of period...............    $9.80         $9.98         $9.45         $9.80         $9.98         $9.45
                                                 =====         =====         =====         =====         =====         =====

         Total return........................     3.97%        12.45%        (2.44%)(D)     3.97%        12.45%        (2.44%)(D)

Net assets, end of period (000's)............  $19,444       $13,993        $2,746       $20,009       $20,186       $10,766

Ratio of operating expenses to average
  net assets (C).............................     1.90%         1.90%         1.90%(A)      1.90%         1.90%         1.90%(A)

Ratio of net investment income to average
  net assets.................................     5.06%         5.53%         5.06%(A)      5.06%         5.74%         5.06%(A)

Portfolio turnover rate......................      477%          469%          279%          477%          469%          279%

------------------------------

 *  Commencement of operations
** Net investment income per share has been calculated using the average shares method.
(A) Annualized
(B) After expense reimbursement by the adviser of $0.02 and $0.04 per share for the U.S. Government Securities Fund - Class B and $0.02 and $0.03 per share for the U.S. Government Securities Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and $0.08 and $0.03 per share for the U.S. Government Securities Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 2.06% and 2.28% for the U.S. Government Securities Fund - Class B and 2.06% and 2.15% for the U.S. Government Securities Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and 3.40% and 2.44% for the U.S. Government Securities Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                             National Municipal Bond Fund - Class A
                                                              ---------------------------------------------------------------------
                                                                                                                      07/06/93*
                                                                           Years Ended October 31,                       to
                                                                  1996              1995               1994           10/31/93
                                                             ----------------  ---------------    ---------------  ----------------
Net asset value, beginning of period........                     $9.62             $8.82              $10.25            $10.00

Income (loss) from investment operations
----------------------------------------
Net investment income (B)...................                      0.48              0.51                0.51              0.17
Net realized and unrealized gain (loss)
  on investments............................                      0.11              0.80               (1.43)             0.24
                                                                ------             -----              ------            ------

         Total from investment
           operations.......................                      0.59              1.31               (0.92)             0.41

Less distributions
------------------
Dividends from net investment income........                     (0.48)            (0.51)              (0.51)            (0.16)
                                                                ------            ------              ------            ------

Net asset value, end of period..............                     $9.73             $9.62               $8.82            $10.25
                                                                 =====             =====               =====            ======

         Total return.......................                      6.31%            15.26%              (9.24%)            4.17% +

Net assets, end of period (000's)...........                    $7,710            $7,618              $7,663            $9,131

Ratio of operating expenses to
  average net assets (C)....................                      0.99%             0.80%               0.57%             0.23%(A)

Ratio of net investment income to
  average net assets........................                      4.99%             5.55%               5.28%             4.86%(A)

Portfolio turnover rate.....................                        49%               44%                  6%              150%(A)

------------------------------

 *  Commencement of operations
 +  Non-annualized
(A) Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03, $0.05, $0.07 and $0.03 per share for the National Municipal Bond Fund - Class A for the years ended October 31, 1996, 1995 and 1994 and the period July 6, 1993 (commencement of operations) to October 31, 1993, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 1.25%, 1.34%, 1.26% and 1.10% for the National Municipal Bond Fund - Class A for the years ended October 31, 1996, 1995 and 1994 and the period July 6, 1993 (commencement of operations) to October 31, 1993 on an annualized basis, respectively.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                        National Municipal Bond Fund
                                              ---------------------------------------------------------------------------------
                                                 Year          Year        04/01/94*       Year          Year        04/01/94*
                                                Ended         Ended           to          Ended         Ended           to
                                               10/31/96      10/31/95      10/31/94      10/31/96      10/31/95      10/31/94
                                                Class B      Class B       Class B        Class C       Class C       Class C
                                              ----------    ----------    -----------    ----------    ----------    ----------
Net asset value, beginning of period.......      $9.62         $8.81         $9.30         $9.62         $8.81         $9.30

Income (loss) from investment operations
----------------------------------------
Net investment income (B)..................       0.40          0.43          0.25          0.40          0.43          0.25
Net realized and unrealized gain (loss)
 on investments............................       0.11          0.81         (0.49)         0.11          0.81         (0.49)
                                                ------         -----        ------        ------         -----        ------
         Total from investment
          operations.......................       0.51          1.24         (0.24)         0.51          1.24         (0.24)

Less distributions
------------------
Dividends from net investment income.......      (0.40)        (0.43)        (0.25)        (0.40)        (0.43)        (0.25)
                                                ------        ------        ------        ------        ------        ------

Net asset value, end of period.............      $9.73         $9.62         $8.81         $9.73         $9.62         $8.81
                                                 =====         =====         =====         =====         =====         =====

         Total return......................       5.41%        14.42%        (9.71%)(D)     5.41%        14.42%        (9.71%)(D)

Net assets, end of period (000's)..........    $6,130        $5,876        $2,036         $5,693        $6,834        $1,911

Ratio of operating expenses to
 average net assets (C)....................       1.84%         1.70%         1.24%(A)      1.84%         1.70%         1.24%(A)

Ratio of net investment income to
 average net assets........................       4.14%         4.59%         4.62%(A)      4.14%         4.53%         4.62%(A)

Portfolio turnover rate....................         49%           44%            6%           49%           44%            6%

------------------------------

 *   Commencement of operations
(A)  Annualized
(B) After expense reimbursement and waiver by the adviser of $0.03 and $0.07 per share for the National Municipal Bond Fund - Class B and $0.04 and $0.09 per share for the National Municipal Bond Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and $0.09 and $0.09 per share for the National Municipal Bond Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 2.11% and 2.41% for the National Municipal Bond Fund-Class B and 2.25% and 2.63% for the National Municipal Bond Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and 2.81% and 2.78% for the National Municipal Bond Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                          Money Market Fund - Class A
                                                --------------------------------------------------

                                                              Years Ended October 31,
                                                --------------------------------------------------
                                                    1996         1995         1994        1993
                                                -------------  ----------  -----------  ----------
Net asset value, beginning of period......          $1.00        $1.00        $1.00       $1.00

Income from investment operations
---------------------------------
Net investment income (B).................           0.05         0.05         0.03        0.03

Less distributions
------------------
Dividends from net investment income......          (0.05)       (0.05)       (0.03)      (0.03)
                                                    -----        -----        -----       -----

Net asset value, end of period............          $1.00        $1.00        $1.00       $1.00
                                                    =====        =====        =====       =====

         Total return.....................           5.16%        5.60%        3.48%       2.80%

Net assets, end of period (000's).........         $8,087      $11,379       $8,499     $18,109

Ratio of operating expenses to average
 net assets (C)...........................           0.50%        0.50%        0.50%       0.50%

Ratio of net investment income to
 average net assets.......................           5.02%        5.45%        3.40%       2.75%


                                                          Money Market Fund - Class A
                                              -------------------------------------------------

                                                     Years Ended October 31,          08/28/89*
                                              --------------------------------------     to
                                                  1992         1991         1990      10/31/89
                                              ------------   ----------  -----------  ---------
Net asset value, beginning of period......        $1.00        $1.00        $1.00        $1.00

Income from investment operations
---------------------------------
Net investment income (B).................         0.04         0.06         0.06         0.01

Less distributions
------------------
Dividends from net investment income......        (0.04)       (0.06)       (0.06)       (0.01)
                                                  -----        -----        -----        -----

Net asset value, end of period............        $1.00        $1.00        $1.00        $1.00
                                                  =====        =====        =====        =====

         Total return.....................         3.69%        6.22%        5.76%        0.53%+

Net assets, end of period (000's).........       $2,244       $3,421       $4,526       $7,781

Ratio of operating expenses to average
 net assets (C)...........................         0.50%        1.00%        2.45%        1.96%(A)

Ratio of net investment income to
 average net assets.......................         3.77%        6.01%        5.52%        6.59%(A)

------------------------------

 *   Commencement of operations
 +   Non-annualized
(A)  Annualized
(B) After expense reimbursement and waiver by the adviser of $0.004, $0.004, $0.0044, $0.0084, $0.0211, $0.0270 and $0.0002 per share for the Money
     Market Fund - Class A for the years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
(C) The ratio of operating expenses, before reimbursement and waiver by the adviser, was 0.95%, 0.96%, 0.95%, 1.32%, 2.71%, 2.68% and 2.47% for the
     Money Market Fund - Class A for the years ended October 31, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------




                                                                              Money Market Fund
                                               --------------------------------------------------------------------------------
                                                 Year          Year        04/01/94*        Year          Year       04/01/94*
                                                Ended         Ended           to           Ended         Ended          to
                                               10/31/96      10/31/95      10/31/94       10/31/96      10/31/95     10/31/94
                                               Class B       Class B       Class B        Class C       Class C       Class C
                                              ----------    ----------    -----------    ----------    ----------    ----------
Net asset value, beginning of period..           $1.00         $1.00         $1.00         $1.00         $1.00         $1.00

Income from investment operations
---------------------------------
Net investment income (B).............            0.05          0.05          0.02          0.05          0.05          0.02

Less distributions
------------------
Dividends from net investment income..           (0.05)        (0.05)        (0.02)        (0.05)        (0.05)        (0.02)
                                                 -----         -----         -----         -----         -----         -----

Net asset value, end of period........           $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                                 =====         =====         =====         =====         =====         =====

         Total return.................            5.16%         5.60%         3.48%(D)      5.16%         5.60%         3.48%(D)

Net assets, end of period (000's).....          $3,062        $1,564          $312        $9,840        $9,394       $12,170

Ratio of operating expenses to average
 net assets (C).......................            0.50%         0.50%         0.50%(A)      0.50%         0.50%         0.50%(A)

Ratio of net investment income to average
 net assets...........................            5.02%         5.52%         3.96%(A)      5.02%         5.46%         3.96%(A)

------------------------------

 *   Commencement of operations
(A)  Annualized
(B) After expense reimbursement by the adviser of $0.007 and $0.009 per share for the Money Market Fund - Class B and $0.005 and $0.005 per share for the Money Market Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and $0.0228 and $0.0037 per share for the Money Market Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994.
(C) The ratio of operating expenses, before reimbursement by the adviser, was 1.18% and 1.41% for the Money Market Fund - Class B and 0.98% and 0.95% for the Money Market Fund - Class C, for the years ended October 31, 1996 and 1995, respectively and 4.83% and 1.18% for the Money Market Fund - Classes B and C respectively, for the period April 1, 1994 to October 31, 1994 on an annualized basis.
(D) Historical total returns for Classes B and C shares are one year performance returns which include Class A performance prior to April 1, 1994.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

Small/Mid Cap Fund

                                                   Shares           Value
                                                   ------           -----
COMMON STOCKS - 90.15%
Aerospace - 1.02%
Gulfstream Aerospace Corporation*                   3,700         $87,412
Rohr Industries, Incorporated                       5,000          92,500
                                                                  ------
                                                                  179,912
Agricultural Products - 0.34%
DEKALB Genetics Corporation, Class B                1,500          59,250
                                                                   ------

Apparel & Textiles - 6.12%
Cintas Corporation                                  5,000         291,250
G & K Services, Class A                             3,000          87,000
Gucci Group NV                                      4,800         331,200
Nautica Enterprises,                                2,000          61,500
Incorporated*
Oakley, Incorporated*                               6,000          89,250
Stage Stores, Incorporated*                         4,700          85,775
Tommy Hilfiger Corporation*                         2,500         130,000
                                                                ---------
                                                                1,075,975

Business Services - 7.23%
Employee Solutions, Incorporated*                   5,000         110,625
FactSet Research Systems,
  Incorporated*                                     3,000          72,000
Gartner Group, Incorporated, Class A*               2,500          76,875
Leasing Solutions, Incorporated*                    5,000         157,500
Loewen Group, Incorporated                          4,900         194,162
Nokia Corporation                                   4,000         185,500
Paychex, Incorporated                               1,400          79,800
Service Corporation International                  13,800         393,300
                                                                ---------
                                                                1,269,762

Chemicals - 0.35%
Waters Corporation*                                 2,000          62,000
                                                                   ------

Computers & Business Equipment - 4.45%
3Com Corporation*                                   4,900         331,362
Applix, Incorporated*                               2,900          70,325
Medic Computer Systems, Incorporated*               5,500         155,375
Sundstrand Corpration                               5,600         225,400
                                                                  -------
                                                                  782,462

Crude Petroleum & Natural Gas - 0.97%
B.J. Services Company*                              3,800         170,525
                                                                  -------

Drugs & Health Care - 4.79%
Access Health Marketing, Incorporated*              4,100         135,300
American Medical Response*                          3,500         105,000
Biopsys Medical, Incorporated*                      4,000          68,500
Centocor, Incorporated*                             2,000          58,750
Conmed Corporation*                                 5,000          86,250
Guidant Corporation                                 3,400         156,825
IDEXX Laboratories, Incorporated*                   1,000          39,250
Mentor Corporation                                  2,000          44,250
Phycor, Incorporated*                               3,100          96,100
VISX, Incorporated*                                 2,000          50,500
                                                                  -------
                                                                  840,725

Electrical Equipment - 1.46%
American Power Conversion Corporation*              5,900         126,112
Cable Design Technologies Corporation*              5,000         130,000
                                                                  -------
                                                                  256,112

Electronics - 11.29%
Adaptec, Incorporated*                              6,700         407,863
Altera Corporation*                                 4,500         279,000
Electronics For Imaging, Incorporated*              2,500         180,000
Glenayre Technologies, Incorporated*                1,500          38,625
Hologic, Incorporated*                              6,700         152,425
Input/Output, Incorporated*                         6,700         199,325
Maxim Integrated Products,
  Incorporated*                                     1,600          56,000
PictureTel Corporation*                             6,100         164,700
S3, Incorporated*                                   5,000          94,375
Target Therapeutics, Incorporated*                  3,000         111,000
Tellabs, Incorporated*                              1,300         110,662
Xilinx, Incorporated*                               5,800         189,950
                                                                ---------
                                                                1,983,925

Financial Services - 3.86%
Case Corporation                                    1,300          60,450
Green Tree Financial Corporation                    5,400         213,975
Money Store, Incorporated*                         15,700         404,275
                                                                  -------
                                                                  678,700

Hotels & Restaurants - 4.86%
Boston Market, Incorporated*                        4,000         145,500
Landrys Seafood Restaurants*                        3,000          61,500
Lone Star Steakhouse & Saloon,
  Incorporated*                                    13,000         333,125
Mirage Resorts, Incorporated*                      10,000         220,000
Outback Steakhouse, Incorporated*                   4,000          92,750
                                                                  -------
                                                                  852,875

Industrial Machinery - 1.15%
Tyco International, Ltd.                            2,000          99,250
U.S. Filter Corporation*                            3,000         103,500
                                                                  -------
                                                                  202,750

Insurance - 2.94%
CompDent Corporation*                               2,600          89,375
Equifax, Incorporated                               6,000         178,500
MGIC Investment Corporation                         2,300         157,837
Travelers/Aetna Property Casual
  Corporation, Class A                              3,000          90,000
                                                                  -------
                                                                  515,712

Investment Companies - 1.00%
The Charles Schwab Corporation                      7,000         175,000
                                                                  -------

Leisure Time - 4.12%
International Game Technology                      18,000         380,250
Sports Authority, Incorporated*                    14,200         344,350
                                                                  -------
                                                                  724,600

Miscellaneous Manufacturing - 0.55%
Blyth Industries, Incorporated                      2,500          97,188
                                                                   ------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares           Value
                                                   ------           -----
Medical Supplies - 0.38%
Heartport, Incorporated*                            2,500         $65,938
                                                                   ------

Metal & Metal Products - 1.05%
Titanium Metals Corporation*                        6,000         184,500
                                                                  -------

Mobile Homes - 0.24%
Clayton Homes, Incorporated                         2,500          42,187
                                                                   ------

Office Furnishings & Supplies - 1.19%
OfficeMax, Incorporated*                           15,450         208,575
                                                                  -------

Petroleum Services - 2.52%
Global Marine, Incorporated*                        8,000         147,000
Halliburton Company                                 3,200         181,200
Smith International, Incorporated                   3,000         114,000
                                                                  -------
                                                                  442,200
Plastics - 1.26%
Sealed Air Corporation*                             5,700         221,588
                                                                  -------

Pollution Control - 2.97%
United Waste Systems, Incorporated*                 4,000         137,500
USA Waste Services, Incorporated*                  12,000         384,000
                                                                  -------
                                                                  521,500
Retail Grocery - 0.61%
Safeway, Incorporated*                              2,500         107,188
                                                                  -------

Retail Trade - 5.73%
Dollar General Corporation                          9,100         252,525
Nine West Group, Incorporated*                      5,500         274,313
PETsMART, Incorporated*                             4,000         108,000
Saks Holdings, Incorporated*                        2,200          77,000
Rite Aid Corporation                                3,600         122,400
TJX Companies, Incorporated                         4,300         172,000
                                                              -----------
                                                                1,006,238
Software - 8.71%
Compuware Corporation*                              3,900         205,725
HBO & Company                                       1,500          90,187
Informix Corporation*                              15,400         341,688
Microchip Technology, Incorporated*                 1,900          68,875
Parametric Technology Corporation*                  6,200         303,025
Softkey International, Incorporated                 5,400         109,350
Sterling Commerce, Incorporated*                    6,700         188,438
Structural Dynamics Research
  Corporation*                                     12,600         223,650
                                                               ----------
                                                                1,530,938
Telecommunication Services - 4.75%
Ascend Communications, Incorporated*                2,800         183,050
Cascade Communications Corporation*                 1,500         108,937
EXCEL Communications, Incorporated*                 2,700          70,200
MFS Communications, Incorporated*                   1,700          85,212
PairGain Technologies, Incorporated*                1,100          75,763
QUALCOMM, Incorporated*                             5,300         210,675
Univision Communications,
 Incorporated, Class A                              3,000         101,250
                                                                  -------
                                                                  835,087
Telephone - 2.98%
LCI International, Incorporated*                    8,100         258,188
Worldcom, Incorporated*                            10,900         265,687
                                                                  -------
                                                                  523,875
Trucking & Freight - 1.25%
Tidewater, Incorporated                             5,000         218,750
                                                                  -------

TOTAL COMMON STOCKS
  (Cost $15,239,875)                                          $15,836,037
                                                               ----------

                                                 Principal
SHORT TERM INVESTMENTS - 9.85%                     Amount          Value
                                                   ------          -----
Barton Capital Corporation,
  5.27% due 11/08/96                             $800,000        $799,180
Commed Fuel, Incorporated,
  5.25% due 11/05/96                              800,000         799,534
Seven Seas Money Market Fund                      132,198         132,198
                                                                ---------
                                                                1,730,912
TOTAL INVESTMENTS
(Small/Mid Cap Fund) (Cost $16,970,787)                       $17,566,949
                                                               ==========
International Small Cap Fund
                                                   Shares           Value
                                                   ------           -----
COMMON STOCKS - 77.38%
Agricultural Machinery - 1.78%
Kverneland AS                                       9,500        $223,326
                                                                  -------

Agricultural Products - 0.95%
London Sumatra Indonesia*                          46,000         119,478
                                                                  -------

Banking - 3.54%
Banco de A. Edwards, ADR                            5,975         114,272
Banco Latinoamericano
  de Exportaciones SA                               3,700         193,325
Bank Tiara                                        150,000         135,234
                                                                  -------
                                                                  442,831
Broadcasting - 3.15%
Flextech PLC                                       25,800         258,252
Sistem Televisyen Malaysia                         60,000         135,365
                                                                  -------
                                                                  393,617
Business Services - 2.74%
Altran Technologies SA                                450         134,670
Kobenhavns Lufthavne                                2,000         208,179
                                                                  -------
                                                                  342,849
Computers & Business Equipment - 0.89%
Enator AB*                                          5,000         111,015
                                                                  -------

Chemicals - 0.57%
Budi Acid Jaya                                     55,000          70,837
                                                                   ------

Conglomerates - 3.80%
Amer Group, Ltd.                                    7,000         159,757
Hunter Douglas NV                                   3,300         233,394
Solid Group, Incorporated*                        400,000          82,192
                                                                  -------
                                                                  475,343

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares           Value
                                                   ------           -----
Containers & Glass - 1.08%
International Container                           205,000        $134,560
                                                                  -------

Drugs & Health Care - 3.09%
Medeva PLC                                         12,275         210,209
Schwarz Pharma AG                                   2,300         177,087
                                                                  -------
                                                                  387,296
Electrical Equipment - 0.95%
TLG PLC                                            63,200         118,294
                                                                  -------

Electronics - 2.65%
Gold Peak Industries, Ltd.                        180,000         111,740
VTech Holdings, Ltd.*                             112,800         220,284
                                                                  -------
                                                                  332,024
Financial Services - 4.43%
Guoco Group                                        43,000         227,452
JBA Holdings                                       21,000         176,025
Manhattan Card Company                            304,000         150,384
                                                                  -------
                                                                  553,861
Food & Beverages - 5.59%
Doutor Coffee Company                               5,000         221,773
Grolsch NV                                          5,600         224,436
J.D. Wetherspoon PLC                               13,158         253,780
                                                                  -------
                                                                  699,989
Household Appliances Furnishing - 3.71%
DFS Furniture Company                              21,000         186,450
Industrie Natuzzi SPA, ADR                          2,875         130,453
Laox Company                                        8,800         147,627
                                                                  -------
                                                                  464,530
Industrial Machinery - 4.30%
IHC Caland NV                                       3,900         217,675
KCI Konecranes International                        5,950         164,002
Tomra Systems AS                                   11,000         156,015
                                                                  -------
                                                                  537,692
International Oil - 4.07%
British-Borneo Petroleum
  Syndicate PLC                                    12,000         128,320
Cairn Energy PLC*                                  22,000         130,339
Gulf Canada Resources, Ltd.*                       36,500         250,937
                                                                  -------
                                                                  509,596
Leisure Time - 4.59%
AAPC, Ltd.                                        155,009          93,379
Cinar Films, Incorporated, Class B*                 5,175         126,787
Euro Disney SCA*                                   17,133          33,680
Tiemco                                              2,000         151,069
Village Roadshow                                   41,000         169,642
                                                                  -------
                                                                  574,557
Miscellaneous - 4.11%
Axxicon Group NV                                    4,000          92,415
Noritsu Koki Company                                4,000         209,038
Rofin-Sinar Technologies, Incorporated*            17,400         213,150
                                                                  -------
                                                                  514,603
Office Furnishings & Supplies - 1.01%
Turbon International AG                             5,650         126,849
                                                                  -------

Paper - 1.65%
Guilbert SA                                         1,300         206,729
                                                                  -------

Petroleum Services - 1.79%
Petroleum Geological Services AS                    6,500         222,625
                                                                  -------

Publishing - 1.77%
Dorling Kindersley Holdings PLC                    25,000         221,761
                                                                  -------

Retail Trade - 4.16%
Bulgari SPA                                         9,700         168,167
Matahari Putra Prima                               85,000          73,896
Next PLC                                           19,800         179,824
Paris Miki, Incorporated                            2,500          98,810
                                                                  -------
                                                                  520,697

Software - 3.27%
Baan Company NV*                                    4,500         166,500
Psion PLC                                          28,900         199,440
Dassault Systemes SA*                               1,000          43,032
                                                                 --------
                                                                  408,972
Telecommunication Services - 1.69%
Comcast UK Cable Partners,
   Ltd., Class A*                                  10,500         132,562
Smartone Telecommunications*                       37,000          78,956
                                                                  -------
                                                                  211,518

Telephone - 1.57%
Cellular Communications International*              6,250         196,094
                                                                  -------

Toys, Amusements & Sporting Goods - 1.72%
Salomon SA                                          1,000          89,584
Skis Rossignol SA                                   4,600         125,066
                                                                  -------
                                                                  214,650

Transportation - 2.77%
ASG AB                                              8,800         183,342
Tranz Rail Holdings, Ltd., ADR*                    10,000         163,750
                                                                  -------
                                                                  347,092
TOTAL COMMON STOCKS
  (Cost $9,413,514)                                            $9,683,285
                                                                ---------

PREFERRED STOCKS - 2.10%
Financial Services - 2.10%
Marschollek, Lautenschlaeger und
  Partner AG                                        1,900         263,471
                                                                  -------

TOTAL PREFERRED STOCKS (Cost $213,783)                          $263,471
                                                                 -------

RIGHTS - 0.32%*
Financial Services - 0.02%
Marschollek, Lautenschlaeger und
  Partner AG (Expiration date 11/11/96;
  strike price DEM 190)                             1,900           2,384
                                                                    -----

Retail Trade - 0.30%
Matahari Putra Prima (Expiration date
  11/14/96; strike price IDR 1000)                 85,000          37,404
                                                                   ------

TOTAL RIGHTS (Cost $0)                                            $39,788
                                                                   ------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


   Principal
    Amount                                                     Value
    ------                                                     -----
REPURCHASE AGREEMENT - 20.20%
$2,528,000      Repurchase Agreement with State Street
                Bank & Trust Company dated 10/31/96
                at 4.75%, to be repurchased at $2,528,334
                on 11/01/96, collateralized by $2,005,000
                U.S. Treasury Bonds, 9.25% due 02/15/16
                (valued at $2,620,516, including interest)  $2,528,000

TOTAL INVESTMENTS (International
  Small Cap Fund) (Cost $12,155,297)                       $12,514,544
                                                           ===========

Growth Equity Fund
                                                   Shares          Value
                                                   ------          -----
COMMON STOCKS - 85.91%
Aerospace - 4.23%
Boeing Company                                      1,100       $104,912
Computer Sciences Corporation*                      2,475        183,769
Gulfstream Aerospace Corporation*                   7,000        165,375
Lockheed Martin Corporation                         1,200        107,550
                                                                 -------
                                                                 561,606
Banking - 1.28%
BankAmerica Corporation                             1,850        169,275
                                                                 -------

Business Services - 2.82%
First Data Corporation                              1,350        107,662
Fiserv, Incorporated*                               3,600        138,150
Gartner Group, Incorporated*                        3,200         98,400
Oakley, Incorporated*                               2,050         30,494
                                                                 -------
                                                                 374,706
Chemicals - 0.81%
The B.F. Goodrich Company                           2,550        108,056
                                                                 -------

Computers & Business Equipment - 7.50%
3Com Corporation*                                   2,100        142,012
Cisco Systems, Incorporated*                        2,625        162,422
Compaq Computer Corporation*                        2,050        142,731
Fore Systems*                                       3,450        137,138
International Business Machines,
  Corporation                                       1,550        199,950
Oce-Van Der Grinten NV                                750         80,008
Sun Microsystems, Incorporated*                     2,150        131,150
                                                                 -------
                                                                 995,411
Conglomerates - 0.75%
Hunter Douglas NV                                   1,400         99,016
                                                                  ------

Construction & Mining Equipment - 0.66%
Foster Wheeler Corporation                          2,150         88,150
                                                                  ------

Containers & Glass - 0.65%
Crown Cork & Seal, Incorporated                     1,800         86,400
                                                                  ------
Domestic Oil - 0.57%
Phillips Petroleum Company                          1,850        $75,850
                                                                  ------

Drugs & Health Care - 11.13%
Astra AB                                              400         17,950
Astra AB - SEK                                      2,150         98,088
Baxter International, Incorporated                  2,450        101,981
Bristol Myers Squibb Company                        1,375        145,406
Cardinal Health, Incorporated                       1,441        113,119
Columbia/HCA Healthcare Corporation                 4,425        158,194
Johnson & Johnson                                   2,100        103,425
Oxford Health Plans, Incorporated*                  3,100        141,050
Pacificare Health Systems, Incorporated*            1,000         70,250
Phycor, Incorporated                                3,700        114,700
SmithKline Beecham PLC                              2,125        133,078
Tenet Healthcare Corporation*                       1,750         36,531
United States Surgical Corporation                  2,025         84,797
Warner-Lambert Company                              2,500        159,063
                                                               ---------
                                                               1,477,632
Electrical Equipment - 2.67%
Duracell International, Incorporated                1,900        126,825
General Electric Company                            2,350        227,362
                                                                 -------
                                                                 354,187
Electronics - 13.65%
ADC Telecommunications,
  Incorporated*                                     2,350        160,681
Altera Corporation*                                 3,350        207,700
Analog Devices, Incorporated*                       3,000         78,000
Andrew Corporation*                                 1,450         70,688
Gateway 2000, Incorporated*                         2,300        108,244
Intel Corporation                                   4,250        466,969
Linear Technology Corporation                         900         30,150
Maxim Integrated Products,
  Incorporated*                                     2,100         73,500
Picturetel Corporation*                             4,425        119,475
Tellabs, Incorporated*                              2,500        212,812
Xilinx, Incorporated*                               8,700        284,925
                                                               ---------
                                                               1,813,144

Financial Services - 3.15%
Associates First Capital Corporation                3,400        147,475
The Chase Manhattan Corporation                     1,234        105,816
Federal Home Loan Mortgage
  Corporation                                         775         78,275
Federal National Mortgage Association               2,225         87,053
                                                                 -------
                                                                 418,619

Food & Beverages - 2.13%
The Coca-Cola Company                               2,550        128,775
Coca-Cola Enterprises, Incorporated                 3,625        154,516
                                                                 -------
                                                                 283,291
Hotels & Restaurants - 4.70%
The Cheesecake Factory, Incorporated*               2,575         47,637
HFS, Incorporated*                                  1,550        113,538
Host Marriot Corporation                            5,650         86,869
ITT Corporation*                                    1,750         73,500

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------          -----
Hotels & Restaurants - continued
Marriot International, Incorporated                 2,800       $159,250
Planet Hollywood International,
  Incorporated*                                     1,900         39,425
Sun International Hotels, Ltd.*                     2,200        103,950
                                                                 -------
                                                                 624,169

Household Appliances Furnishing - 1.21%
Sunbeam Corporation                                 6,500        160,062
                                                                 -------
Insurance - 1.43%
Everest Reinsurance Holdings                        3,525         89,887
General Re Corporation                                350         51,538
The Progressive Corporation                           700         48,125
                                                                 -------
                                                                 189,550
International Oil - 2.73%
The British Petroleum Company PLC                     650         83,606
Exxon Corporation                                     750         66,469
Gulf Canada Resources, Ltd.*                        5,000         34,375
Royal Dutch Petroleum Company                         400         66,150
Texaco, Incorporated                                1,100        111,788
                                                                 -------
                                                                 362,388
Leisure Time - 0.83%
International Game Technology                       5,200        109,850
                                                                 -------

Office Furnishings & Supplies - 0.37%
Staples, Incorporated*                              2,650         49,356
                                                                  ------

Petroleum Services - 1.94%
Global Marine, Incorporated*                        3,000         55,125
Rowan Companies, Incorporated*                      5,500        123,062
Schlumberger, Ltd.                                    800         79,300
                                                                 -------
                                                                 257,487
Retail Grocery - 1.57%
Kroger Company*                                     1,700         75,862
Safeway, Incorporated*                              3,100        132,913
                                                                 -------
                                                                 208,775
Retail Trade - 2.90%
Borders Group, Incorporated*                        1,325         41,737
Consolidated Stores Corporation*                    2,600        100,425
Federated Department Stores,
  Incorporated*                                     2,800         92,400
The Home Depot, Incorporated                        2,750        150,563
                                                                 -------
                                                                 385,125
Software - 8.23%
BMC Software, Incorporated*                         1,900        157,700
Cadence Design Systems,
  Incorporated*                                     4,275        156,038
Computer Associates International,
  Incorporated                                      3,750        221,719
Documentum, Incorporated*                             950         35,387
Microsoft Corporation*                                500         68,625
Parametric Technology Corporation*                  3,300        161,287
PeopleSoft, Incorporated*                           1,875        168,281
Shared Medical System                               2,575        124,244
                                                               ---------
                                                               1,093,281

Telecommunication Services - 5.84%
Advanced Fibre Communications*                        200        $11,425
Ascend Communications, Incorporated*                2,600        169,975
Cascade Communications Corporation*                 2,500        181,563
Korea Mobile Telecommunications, ADR*               4,600         57,500
Lucent Technologies, Incorporated                   2,750        129,250
Premisys Communications,
  Incorporated*                                     2,700        135,000
TeleCom Brazil-Telebras, ADR                        1,225         91,263
                                                                 -------
                                                                 775,976
Telephone - 2.16%
DDI Corporation                                        10         75,096
Worldcom, Incorporated*                             8,700        212,062
                                                                 -------
                                                                 287,158
TOTAL COMMON STOCKS
  (Cost $10,705,235)                                         $11,408,520
                                                              ----------

   Principal
    Amount                                                         Value
    ------                                                         -----
REPURCHASE AGREEMENT - 14.09%
$1,871,000      Repurchase Agreement with State Street Bank
                & Trust Company  dated 10/31/96 at 4.75%,
                to be repurchased at $1,871,247 on 11/01/96,
                collateralized by $1,835,000 U.S. Treasury
                Note, 7.50% due 10/31/99 (valued at
                $1,911,934, including interest)                $1,871,000
                                                                ---------

TOTAL INVESTMENTS
 (Growth Equity Fund) (Cost $12,576,235)                      $13,279,520
                                                               ==========

Global Equity Fund
                                                   Shares          Value
                                                   ------          -----
COMMON STOCKS - 99.07%
Air Travel - 1.66%
AMR Corporation*                                   22,000      $1,848,000
                                                                ---------

Aluminum - 1.04%
Aluminum Company of America                        19,800       1,160,775
                                                                ---------

Automobiles - 3.62%
General Motors Corporation                         24,400       1,314,550
Peugeot SA                                          8,000         834,034
Volkswagen AG                                       4,800       1,889,857
                                                                ---------
                                                                4,038,441
Banking - 11.19%
ABN AMRO Holdings NV                               21,100       1,192,603
Bank of New York, Incorporated                     79,700       2,640,063
Banque Nationale de Paris                          30,900       1,156,219
Den Norske Bank                                   183,700         610,337
First Chicago NBD Corporation                      25,900       1,320,900
HSBC Holdings                                      92,000       1,885,221
Jardine Strategic Holdings, Ltd.                  735,000       2,396,100
Mellon Bank Corporation                            19,700       1,282,963
                                                               ----------
                                                               12,484,406

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------          -----

Chemicals - 6.05%
Akzo Nobel NV, ADS                                  9,600      $1,209,690
BASF AG                                            38,600       1,233,650
Bayer AG                                           64,000       2,418,172
Potash Corporation Saskatchewan,
  Incorporated                                     26,700       1,890,636
                                                                ---------
                                                                6,752,148
Computers & Business Equipment - 2.54%
Data General Corporation                           62,700         932,663
Olivetti & C. SPA*                                960,000         279,077
Tandy Corporation                                  43,200       1,625,400
                                                                ---------
                                                                2,837,140
Conglomerates - 1.04%
CSR, Ltd.                                         344,000       1,156,119
                                                                ---------

Construction & Mining Equipment - 0.69%
Greenfield Industries, Incorporated                29,000         768,500
                                                                  -------

Construction Materials - 0.99%
Holderbank Financier Glarus AG                      1,600       1,107,595
                                                                ---------

Containers & Glass - 1.02%
Toyo Seikan Kaisha                                 36,000       1,138,290
                                                                ---------

Crude Petroleum & Natural Gas - 1.08%
Elf Aquitaine                                      15,000       1,199,413
                                                                ---------

Electric Utilities - 3.39%
Iberdrola SA                                      120,700       1,281,778
Southern Electric PLC                              63,000         659,326
VEBA AG                                            34,500       1,840,046
                                                                ---------
                                                                3,781,150
Electrical Equipment - 0.96%
Hitachi                                           121,000       1,073,383
                                                                ---------

Electronics - 3.08%
Ascom Holdings AG                                     560         544,937
GenRad, Incorporated*                              56,000       1,134,000
SGS Thomson Microelectronics,
  Incorporated*                                    12,200         646,451
TDK Corporation                                    19,000       1,114,751
                                                                ---------
                                                                3,440,139
Financial Services - 3.05%
Enhance Financial Services Group,
  Incorporated                                     22,450         749,269
Internationale Nederlanden Groep NV                56,150       1,750,654
PennCorp Financial Group, Incorporated              5,850         202,556
UST Corporation                                    39,300         704,944
                                                                ---------
                                                                3,407,423
Food & Beverages - 8.86%
Danone                                              4,000         547,677
Kao Corporation                                   281,000       3,307,189
Nestle SA                                           1,600       1,737,975
Reckitt & Colman PLC                              209,000       2,422,005
Tate & Lyle PLC                                   239,850       1,866,021
                                                                ---------
                                                                9,880,867

Household Appliances Furnishing - 2.06%
Matsushita Electric Industrial
  Company, Ltd.                                    72,000      $1,150,938
Philips Electronics NV                             32,400       1,141,934
                                                                ---------
                                                                2,292,872
Household Products - 2.11%
Unilever                                          111,900       2,351,284
                                                                ---------

Industrial Machinery - 4.83%
Bobst AG                                              400         518,038
Schindler Holding AG                                  600         611,393
Sulzer AG                                           1,000         568,829
Sumitomo Rubber Industries                         80,000         566,334
Tecumseh Products Company                          21,600       1,215,000
Valeo                                              31,800       1,908,311
                                                                ---------
                                                                5,387,905
Insurance - 3.66%
MBIA, Incorporated                                 20,500       1,816,812
Sumitomo Marine & Fire                            148,000       1,060,718
WPP Group PLC, ADR*                               325,000       1,206,055
                                                                ---------
                                                                4,083,585
Investment Companies - 0.39%
India Gateway Fund                                 73,890         359,105
Indian Opportunities Fund                           8,518          73,763
                                                                 --------
                                                                 432,868
Paper - 1.43%
Boise Cascade Corporation                          51,600       1,599,600
                                                                ---------

Petroleum Services - 1.55%
Repsol SA                                          53,100       1,733,308
                                                                ---------

Photography - 1.98%
Fuji Photo Film Company                            77,000       2,211,497
                                                                ---------

Pollution Control - 2.20%
Browning-Ferris Industries,
  Incorporated                                     93,600       2,457,000
                                                                ---------

Publishing - 2.22%
Houghton Mifflin Company                           49,800       2,471,325
                                                                ---------

Railroads & Equipment - 0.99%
East Japan Railway                                    240       1,102,455
                                                                ---------

Retail Trade - 9.36%
Coles Myer, Ltd.                                  322,000       1,176,617
Delhaize-Le Lion SA                                21,100       1,180,491
G.I.B. Holdings, Ltd.                              14,100         594,921
Karstadt AG                                         6,800       2,479,952
Limited, Incorporated                              61,200       1,124,550
D.S. Revco, Incorporated*                          20,200         608,525
Vendex International NV                            15,000         605,587
Waban, Incorporated*                              102,300       2,672,588
                                                               ----------
                                                               10,443,231

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------          -----
Software - 0.44%
Novell, Incorporated*                              53,200        $492,100
                                                                  -------

Steel - 0.25%
Lukens, Incorporated                               20,400         280,500
                                                                  -------

Telecommunication Services - 2.79%
Comsat Corporation                                103,500       2,432,250
Lucent Technologies, Incorporated                   5,995         281,765
US Order, Incorporated*                            41,300         400,094
                                                               ----------
                                                                3,114,109
Telephone - 8.74%
American Telephone & Telegraph
  Corporation                                      60,800       2,120,400
MCI Communications                                 68,500       1,721,063
Corporation
Nippon Telegraph & Telephone
  Corporation                                         419       2,925,695
STET                                              650,000       1,731,048
Telefonica de Espana SA                            62,700       1,257,980
                                                                ---------
                                                                9,756,186
Tobacco - 2.71%
B.A.T. Industries PLC                              87,000         603,223
Philip Morris Companies, Incorporated              26,100       2,417,512
                                                                ---------
                                                                3,020,735
Trucking & Freight - 1.10%
Peninsular & Oriental Steam
  Navigation Company                              125,000       1,224,772
                                                                ---------

TOTAL COMMON STOCKS
  (Cost $111,327,852)                                        $110,529,121
                                                              -----------


   Principal
    Amount                                                     Value
    ------                                                     -----
REPURCHASE AGREEMENT- 0.93%
$1,041,000      Repurchase Agreement with State Street Bank & Trust Company dated 10/31/96 at 4.75%, to be repurchased at $1,041,137 on
                11/01/96, collateralized by $845,000 U.S. Treasury Bond, 8.75%
                due 05/15/17 (valued at $1,097,358, including
                interest)                                     $1,041,000
                                                               ---------

TOTAL INVESTMENTS
 (Global Equity Fund) (Cost $112,368,852)                   $111,570,121
                                                            ============

Value Equity Fund
                                                   Shares          Value
                                                   ------          -----
COMMON STOCKS - 90.12%
Aluminum - 0.77%
Reynolds Metals Company                            19,200     $1,080,000
                                                               ---------

Auto Parts - 0.65%
Eaton Corporation*                                 10,000        597,500
Genuine Parts Company                               7,000        306,250
                                                                 -------
                                                                 903,750
Automobiles - 0.64%
Ford Motor Company                                 11,200       $350,000
General Motors Corporation                         10,100        544,137
                                                                 -------
                                                                 894,137
Banking - 8.89%
Banc One Corporation                               17,900        758,513
BankBoston Corporation                             16,800      1,075,200
Bankers Trust  New York Corporation                10,700        904,150
Fleet Financial Group, Incorporated                23,000      1,147,125
Mellon Bank Corporation                            31,200      2,031,900
Mercantile Bankshares Corporation                  14,100        424,762
J.P. Morgan & Company, Incorporated                16,100      1,390,638
National City Corporation                          20,000        867,500
PNC Bank Corporation                               21,500        779,375
Signet Banking Corporation                         20,000        577,500
U.S. Bancorp                                       18,000        720,000
Wells Fargo & Company                               6,500      1,736,312
                                                              ----------
                                                              12,412,975
Business Services - 1.68%
H & R Block, Incorporated                          33,000        816,750
Deluxe Corporation                                  9,000        293,625
R.R. Donnelley & Sons Company                      25,900        786,712
PHH Corporation                                    15,000        446,250
                                                               ---------
                                                               2,343,337
Chemicals - 6.48%
Betz Dearborn, Incorporated                        19,000        997,500
Ciba-Geigy AG*                                      1,000      1,231,804
The Dow Chemical Company                           15,500      1,205,125
E.I. Du Pont De Nemours & Company                  20,400      1,892,100
FMC Corporation                                     6,000        441,750
Great Lakes Chemical Corporation                   17,000        886,125
Lubrizol Corporation                               25,000        743,750
Nalco Chemical Company                             24,000        873,000
Witco Corporation                                  24,900        771,900
                                                               ---------
                                                               9,043,054
Computers & Business Equipment - 0.26%
Pitney Bowes, Incorporated                          6,400        357,600
                                                                 -------

Conglomerates - 0.34%
Lonrho PLC                                        197,000        480,957
                                                                 -------

Construction Materials - 0.40%
Armstrong World Industries, Incorporated            8,400        560,700
                                                                 -------
Cosmetics & Toiletries - 0.76%
International Flavors & Fragrances,
  Incorporated                                     25,700      1,063,337
                                                               ---------

Crude Petroleum & Natural Gas - 0.20%
Union Pacific Resources Group,
  Incorporated                                      9,994        274,834
                                                                 -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------          -----
Domestic Oil - 2.76%
Atlantic Richfield Company                         20,400     $2,703,000
Pennzoil Company                                    1,400         71,400
Sun Company, Incorporated                          11,400        255,075
USX-Marathon Group                                 38,000        831,250
                                                               ---------
                                                               3,860,725
Drugs & Health Care - 7.91%
Abbott Laboratories                                26,900      1,361,813
Allegiance Corporation*                             3,480         65,250
American Home Products Corporation                 24,900      1,525,125
Bausch & Lomb, Incorporated                        19,000        641,250
Baxter International, Incorporated                 21,500        894,937
Eli Lilly & Company                                17,300      1,219,650
Pharmacia & Upjohn, Incorporated                   39,000      1,404,000
SmithKline Beecham PLC, ADR                        22,700      1,421,588
Tambrands, Incorporated                            20,000        852,500
Warner-Lambert Company                             26,000      1,654,250
                                                              ----------
                                                              11,040,363
Electric Utilities - 5.79%
Baltimore Gas & Electric Company                   16,500        449,625
Dominion Resources, Incorporated                   17,000        641,750
DQE, Incorporated                                  10,000        287,500
Edison International                               25,800        509,550
Entergy Corporation                                30,000        840,000
Florida Progress Corporation                        9,000        300,375
GPU, Incorporated                                   9,000        295,875
Ohio Edison Company                                20,000        417,500
Pacific Gas & Electric Company                     27,900        655,650
PacifiCorp                                         40,000        845,000
PECO Energy Company                                36,000        909,000
Public Service Enterprise Group,
  Incorporated                                     24,500        658,437
Southern Company                                   22,400        495,600
Unicom Corporation                                 30,000        780,000
                                                               ---------
                                                               8,085,862
Electrical Equipment - 3.34%
Cooper Industries, Incorporated                    19,000        764,750
General Electric Company                           30,100      2,912,175
Hubbell, Incorporated                              24,100        985,087
                                                               ---------
                                                               4,662,012
Electronics - 0.81%
AMP, Incorporated                                   8,800        298,100
Honeywell, Incorporated                            13,500        838,687
                                                               ---------
                                                               1,136,787
Financial Services - 5.30%
American Express Company                           27,000      1,269,000
Chase Manhattan Corporation                        28,500      2,443,875
Federal National Mortgage Association              32,800      1,283,300
Student Loan Marketing Association                 14,000      1,158,500
Travelers Group, Incorporated                      23,000      1,247,750
                                                               ---------
                                                               7,402,425
Food & Beverages - 5.18%
General Mills, Incorporated                        27,500      1,570,938
H.J. Heinz Company                                 35,000      1,242,500
McCormick & Company, Incorporated                  44,000      1,061,500
Quaker Oats Company                                39,000      1,384,500
Sara Lee Corporation                               17,000        603,500
Unilever NV                                         9,000      1,375,875
                                                               ---------
                                                               7,238,813
Forest Products - 1.07%
Georgia Pacific Corporation                        19,900      1,492,500
                                                               ---------

Gas & Pipeline Utilities - 0.14%
TransCanada Pipelines, Ltd.                        12,000        202,500
                                                                 -------

Gold - 0.55%
Newmont Mining Corporation                         16,500        763,125
                                                                 -------

Hotels & Restaurants - 0.36%
ITT Corporation*                                   12,000        504,000
                                                                 -------

Household Products - 0.80%
Corning, Incorporated                              29,000      1,123,750
                                                               ---------

Industrial Machinery - 0.12%
TRINOVA Corporation                                 5,000        164,375
                                                                 -------

Insurance - 3.46%
Alexander & Alexander Services,
  Incorporated                                      7,500        114,375
American General Corporation                       36,100      1,344,725
Lincoln National Corporation,
  Incorporated                                     11,900        577,150
Provident Companies, Incorporated                  13,000        482,625
SAFECO Corporation                                  9,000        339,750
St. Paul Companies, Incorporated                   13,000        706,875
Travelers/Aetna Property Casual
  Corporation                                       1,500         45,000
UNUM Corporation                                    4,000        251,500
USF & G Corporation                                30,000        570,000
Willis Corroon Group PLC                           40,000        395,000
                                                               ---------
                                                               4,827,000
International Oil - 8.01%
Amoco Corporation                                  16,800      1,272,600
The British Petroleum Company PLC                   9,800      1,260,525
Chevron Corporation                                23,600      1,551,700
Exxon Corporation                                  25,800      2,286,525
Mobil Corporation                                   8,800      1,027,400
Royal Dutch Petroleum Company                       9,700      1,604,137
Texaco, Incorporated                               21,500      2,184,938
                                                              ----------
                                                              11,187,825
Liquor - 1.57%
Anheuser-Busch Companies,
  Incorporated                                     31,400      1,208,900
Brown-Forman Corporation, Class B                  22,800        986,100
                                                               ---------
                                                               2,195,000
Newspapers - 0.54%
Gannett, Incorporated                              10,000        758,750
                                                                 -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------          -----
Paper - 4.36%
Consolidated Papers, Incorporated                  14,500     $    726,813
International Paper Company                        23,600        1,008,900
James River Corporation of Virginia                16,000          504,000
Kimberly Clark Corporation                         12,000        1,119,000
Minnesota Mining & Manufacturing
  Company                                          17,200        1,317,950
Union Camp Corporation                             28,900        1,408,875
                                                                 ---------
                                                                 6,085,538
Petroleum Services - 0.69%
McDermott International,
  Incorporated                                     14,000          248,500
Repsol SA                                          22,000          717,750
                                                                   -------
                                                                   966,250
Photography - 0.83%
Eastman Kodak Company                              14,500        1,156,375
                                                                 ---------

Publishing - 1.68%
Dun & Bradstreet Corporation                       16,000          926,000
McGraw-Hill Companies, Incorporated                15,000          703,125
The Reader's Digest Association,
  Incorporated                                     20,200          719,625
                                                                 ---------
                                                                 2,348,750
Railroads & Equipment - 1.01%
Conrail, Incorporated                               5,400          513,675
GATX Corporation                                    5,000          238,750
Union Pacific Corporation                          11,800          662,275
                                                                 ---------
                                                                 1,414,700
Real Estate - 1.87%
General Growth Properties, Incorporated             8,000          202,000
Rouse Company                                       9,000          228,375
Security Capital Pacific Trust                      6,000          135,000
Simon DeBartolo Group, Incorporated                60,100        1,585,138
Weingarten Realty Investors                        12,000          460,500
                                                                 ---------
                                                                 2,611,013
Retail Grocery - 0.58%
Fleming Companies, Incorporated                    11,000          191,125
Grand Metropolitan PLC                             20,000          612,500
                                                                   -------
                                                                   803,625
Retail Trade - 1.24%
May Department Stores Company                      12,600          596,925
J.C. Penney Company, Incorporated                  21,500        1,128,750
                                                                 ---------
                                                                 1,725,675
Telephone - 6.47%
ALLTEL Corporation                                 31,100          948,550
American Telephone & Telegraph
  Corporation                                      38,400        1,339,200
BCE, Incorporated                                  21,100          970,600
Bell Atlantic Corporation                          14,600          879,650
BellSouth Corporation                              31,100        1,267,325
GTE Corporation                                    30,100        1,267,963
Pacific Telesis Group                              17,700          601,800
SBC Communications, Incorporated                   13,400          651,575
Southern New England
  Telecommunications Corporation                   14,100          525,225
U.S. West, Incorporated                            19,300          586,237
                                                                 ---------
                                                                 9,038,125
Tobacco - 2.38%
American Brands, Incorporated                      26,000        1,241,500
Philip Morris Companies, Incorporated              10,100          935,513
RJR Nabisco Holdings Corporation                   12,800          369,600
UST, Incorporated                                  27,000          779,625
                                                                 ---------
                                                                 3,326,238
Trucking & Freight - 0.23%
Alexander & Baldwin, Incorporated                  13,000          320,125
                                                                   -------

TOTAL COMMON STOCKS
  (Cost $123,711,971)                                         $125,856,907
                                                               -----------

                                                 Principal
SHORT TERM INVESTMENTS - 9.88%                     Amount          Value
                                                   ------          -----
BHF Finance Delaware,
  5.25% due 11/25/96                           $3,815,000     $  3,801,648
General Electric Capital Corporation,
  5.25% due 12/11/96                            1,105,000        1,098,554
Kellogg Company,
  5.25% due 12/13/96                            1,950,000        1,938,056
Minnesota Mining & Manufacturing
  Company, 5.23% due 12/16/96                   5,000,000        4,967,313
Warner-Lambert Company,
  5.25% due 12/02/96                            2,000,000        1,990,958
                                                                ----------
                                                                13,796,529

TOTAL INVESTMENTS
(Value Equity Fund) (Cost $137,508,500)                       $139,653,436
                                                               ===========
Growth and Income Fund
                                                   Shares          Value
                                                   ------          -----
COMMON STOCKS - 98.0.2%
Aerospace - 3.41%
Boeing Company                                     14,500     $  1,382,937
Northrop Grumman Corporation                       19,500        1,574,625
United Technologies Corporation                    10,800        1,390,500
                                                                 ---------
                                                                 4,348,062
Air Travel - 0.92%
Southwest Airlines Company                         52,000        1,170,000
                                                                 ---------

Aluminum - 0.90%
Aluminium Company of America                       19,600        1,149,050
                                                                 ---------

Automobiles - 2.32%
Ford Motor Company                                 94,703        2,959,469
                                                                 ---------

Banking - 5.84%
Citicorp                                           30,200        2,989,800
First Union Corporation                            23,000        1,673,250
NationsBank Corporation                            29,400        2,770,950
                                                                 ---------
                                                                 7,434,000
Broadcasting - 1.20%
Viacom, Incorporated*                              47,000        1,533,375
                                                                 ---------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------          -----
Business Services - 2.98%
Cognizant Corporation                              24,000       $750,000
First Data Corporation                             20,800      1,658,800
Nokia Corporation, ADR                             30,000      1,391,250
                                                               ---------
                                                               3,800,050
Chemicals - 3.34%
The Dow Chemical Company                           26,000      2,021,500
E.I. Du Pont De Nemours & Company                   8,000        742,000
Zeneca Group PLC, ADR                              18,300      1,491,450
                                                               ---------
                                                               4,254,950
Computers & Business Equipment - 5.78%
3Com Corporation*                                  26,000      1,758,250
Hewlett-Packard Company                            34,400      1,517,900
International Business Machines
  Corporation                                      23,000      2,967,000
Xerox Corporation                                  24,000      1,113,000
                                                               ---------
                                                               7,356,150
Construction & Mining Equipment - 1.90%
Caterpillar, Incorporated                          18,300      1,255,838
Foster Wheeler Corporation                         28,500      1,168,500
                                                               ---------
                                                               2,424,338
Crude Petroleum & Natural Gas - 0.53%
Union Pacific Resources Group,
  Incorporated                                     24,327        668,984
                                                                 -------

Drugs & Health Care - 10.74%
Abbott Laboratories                                48,000      2,430,000
Bristol-Myers Squibb Company                       13,200      1,395,900
Johnson & Johnson                                  28,000      1,379,000
Merck & Company, Incorporated                      15,500      1,148,938
Pfizer, Incorporated                               29,200      2,416,300
Pharmacia & Upjohn, Incorporated                   17,000        612,000
Rhone Poulenc Rorer, Incorporated                  26,200      1,758,675
Tenet Healthcare Corporation*                      54,600      1,139,775
Warner-Lambert Company                             22,000      1,399,750
                                                              ----------
                                                              13,680,338
Electric Utilities - 2.75%
DPL, Incorporated                                  45,000      1,074,375
Pinnacle West Capital Corporation                  43,000      1,327,625
Texas Utilities Company                            27,000      1,093,500
                                                               ---------
                                                               3,495,500
Electrical Equipment - 3.31%
General Electric Company                           28,000      2,709,000
Hubbell, Incorporated                              37,000      1,512,375
                                                               ---------
                                                               4,221,375
Electronics - 2.58%
AMP, Incorporated                                  51,000      1,727,625
Intel Corporation                                  14,200      1,560,225
                                                               ---------
                                                               3,287,850
Financial Services - 8.64%
Allstate Corporation                               44,000      2,469,500
American Express Company                           51,000      2,397,000
Federal National Mortgage Association              50,800      1,987,550
State Street Boston Corporation                    25,000      1,584,375
Travelers Group, Incorporated                      47,400      2,571,450
                                                              ----------
                                                              11,009,875
Food & Beverages - 2.46%
General Mills, Incorporated                        20,000      1,142,500
Sara Lee Corporation                               56,000      1,988,000
                                                               ---------
                                                               3,130,500
Forest Products - 0.82%
Georgia-Pacific Corporation                        14,000      1,050,000
                                                               ---------

Hotels and Restaurants - 1.10%
McDonalds Corporation                              31,500      1,397,812
                                                               ---------

Household Products - 2.71%
Colgate Palmolive Company                          17,000      1,564,000
Procter & Gamble Company                           19,000      1,881,000
                                                               ---------
                                                               3,445,000
Industrial Machinery - 0.91%
York International Corporation                     24,000      1,161,000
                                                               ---------

Insurance - 2.56%
ACE, Ltd.                                          24,200      1,324,950
Chubb Corporation                                  38,600      1,930,000
                                                               ---------
                                                               3,254,950
International Oil - 6.61%
Amoco Corporation                                  25,700      1,946,775
Chevron Corporation                                30,000      1,972,500
Exxon Corporation                                  23,500      2,082,688
Royal Dutch Petroleum Company                      14,600      2,414,475
                                                               ---------
                                                               8,416,438
Liquor - 1.20%
Anheuser-Busch Companies,
  Incorporated                                     39,800      1,532,300
                                                               ---------

Newspapers - 1.61%
Gannett, Incorporated                              27,000      2,048,625
                                                               ---------

Non-Ferrous Metals - 0.63%
Engelhard Corporation                              43,825        799,806
                                                                 -------

Paper - 4.55%
International Paper Company                        50,000      2,137,500
Kimberly Clark Corporation                         22,000      2,051,500
Minnesota Mining & Manufacturing
  Company                                          21,000      1,609,125
                                                               ---------
                                                               5,798,125
Petroleum Services - 1.68%
Schlumberger, Ltd.                                 21,600      2,141,100
                                                               ---------

Photography - 0.51%
Eastman Kodak Company                               8,200        653,950
                                                                 -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                                   Shares          Value
                                                   ------          -----
Railroads & Equipment - 1.06%
Union Pacific Corporation                          24,000     $1,347,000
                                                               ---------

Retail Trade - 4.88%
The May Department Stores Company                  32,800      1,553,900
J.C. Penney Company, Incorporated                  28,000      1,470,000
Sears Roebuck & Company                            22,000      1,064,250
Wal-Mart Stores, Incorporated                      80,000      2,130,000
                                                               ---------
                                                               6,218,150
Software - 1.80%
Microsoft Corporation                               9,900      1,358,775
Policy Management Systems
  Corporation*                                     26,000        936,000
                                                                 -------
                                                               2,294,775
Telecommunication Services - 0.53%
Lucent Technologies, Incorporated                  14,246        669,562
                                                                 -------

Telephone - 4.46%
American Telephone and Telegraph
  Corporation                                      31,000      1,081,125
MCI Communications Corporation                     42,000      1,055,250
NYNEX Corporation                                  37,000      1,646,500
SBC Communications, Incorporated                   39,000      1,896,375
                                                               ---------
                                                               5,679,250
Tires & Rubber - 0.79%
The Goodyear Tire and Rubber
  Company                                          22,000      1,009,250
                                                               ---------

TOTAL COMMON STOCKS
  (Cost $98,171,600)                                        $124,840,959
                                                             -----------

PREFERRED STOCKS - 0.87%
Domestic Oil - 0.87%
Sun Company, Incorporated, Series A                47,000      1,110,375
                                                               ---------

TOTAL PREFERRED STOCKS
  (Cost $1,427,778)                                           $1,110,375
                                                               ---------
   Principal
    Amount                                                         Value
    ------                                                         -----
REPURCHASE AGREEMENT - 1.11%
$1,410,000 Repurchase Agreement with Swiss Bank dated
           10/31/96 at 5.51%, to be repurchased at
           $1,410,216 on 11/01/96, collateralized
           by $1,369,00 Treasury Note, 7.375% due
           11/15/97 (valued at $1,439,325,
           including interest)                                $1,410,000
                                                               ---------

TOTAL INVESTMENTS
(Growth & Income Fund) (Cost $101,009,378)                  $127,361,334
                                                             ===========

International Growth and Income Fund
                                                   Shares          Value
                                                   ------          -----
COMMON STOCKS - 83.37%
Aerospace - 1.28%
British Airways PLC                                12,000       $108,008
LucasVarity PLC, ADS*                              63,700        257,641
                                                                 -------
                                                                 365,649
Apparel & Textiles - 0.41%
Tomen Corporation                                  36,000        117,940
                                                                 -------

Automobiles - 2.52%
Fiat SPA*                                          55,000        147,017
Nissan Motor Company, Ltd.                         16,000        120,996
Peugeot SA                                          1,825        190,264
Toyota Motor Corporation                           11,000        259,892
                                                                 -------
                                                                 718,169
Banking - 11.90%
Asahi Bank, Ltd.                                    6,000         61,657
Bank of Ireland                                    28,000        231,623
Bank of Tokyo-Mitsubishi, ADS                       3,000         61,130
Banco Intercontinental Espanol                      1,200        143,799
Banco Popular Espanol SA                              850        162,479
Bayerische Hypotheken und
  Wechsel Bank AG                                   4,560        133,542
Dai Ichi Kangyo Bank                                5,000         81,244
Daiwa Bank                                         23,000        130,297
Dresdner Bank AG                                   11,140        297,920
Fukui Bank                                         16,000         71,951
Hang Seng Bank                                      4,100         48,651
Hokuriku Bank                                       8,000         44,197
HSBC Holdings - (Pounds)                           14,200        298,376
HSBC Holdings - HKD                                 7,600        154,807
Kredietbank NV                                        290         93,676
Lloyds TSB Group PLC                               36,800        233,294
National Australia Bank, Ltd.                      16,200        177,846
Sakura Bank                                        20,000        189,715
Sanwa Bank                                          6,000        102,235
Schweizerischer Bankverein                            977        188,212
Societe Generale                                    2,973        320,415
Toyo Trust & Banking                               19,000        162,206
                                                               ---------
                                                               3,389,272
Business Services - 0.82%
Eaux (Cie Generale Des)                             1,955        233,644
                                                                 -------

Chemicals - 4.27%
Air Liquide                                         1,197        184,730
BASF AG                                            13,300        425,066
Henkel KGaA                                         3,229        143,497
Kemira OY                                          13,500        147,652
Mitsui Toatsu Chemical                             35,000        122,349
Solvay SA                                             250        149,688
UBE Industries                                     13,000         42,018
                                                               ---------
                                                               1,215,000

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                   Shares          Value
                                                   ------          -----
Conglomerates - 3.48%
Nokia OY AB, Series A                               9,799       $452,461
Swire Pacific, Ltd.                                30,000        264,802
Tomkins                                            65,000        272,949
                                                                 -------
                                                                 990,212
Construction & Mining Equipment -  0.16%
Nishimatsu Construction                             5,000         46,111
                                                                  ------

Construction Materials - 1.40%
CRH                                                16,000        164,924
Nippon Hodo Company                                 3,000         41,896
Tarmac                                            132,600        193,159
                                                                 -------
                                                                 399,979
Crude Petroleum & Natural Gas - 0.54%
ENI SPA, ADS                                       32,000        153,250
                                                                 -------

Drugs & Health Care - 4.73%
Chugai Pharmaceutical Company                       4,000         36,538
Glaxo Wellcome                                     23,900        375,382
Ono Pharmaceutical                                  4,000        124,720
Sandoz AG                                             165        190,716
Synthelabo                                          3,700        353,174
Zeneca Group PLC                                    9,800        267,012
                                                               ---------
                                                               1,347,542
Electric Utilities - 4.30%
Electrabel                                          1,235        286,675
Fuerzas Electricas De Cataluna SA,
  Series A                                         31,950        255,410
Iberdrola SA                                       26,500        281,418
Scottish Power                                     53,000        270,866
Tokyo Electric Power                                5,700        130,666
                                                               ---------
                                                               1,225,035
Electrical Equipment - 1.85%
Fuji Electric Company                               8,000         36,327
Hitachi, Ltd.                                      20,000        177,419
Sanden Corporation                                  2,000         14,896
Siemens AG                                          5,770        298,139
                                                                 -------
                                                                 526,781
Electronics - 1.81%
Murata Manufacturing Company, Ltd.                  4,000        128,585
Racal Electronics                                  43,300        195,216
Rexel SA                                              650        192,616
                                                                 -------
                                                                 516,417
Food & Beverages - 5.49%
Danone                                              1,570        214,963
Greencore Group PLC                                26,000        149,878
Guinness                                           26,000        186,198
Hillsdown Holdings                                 71,200        201,641
Itoham Foods, Incorporated                          6,000         38,997
Japan Tobacco, Incorporated                             4         28,246
Lion Nathan, Ltd.                                 110,200        284,563
Nestle SA                                             170        184,660
Sapporo Breweries                                  14,000        122,594
Seita                                               3,800        153,041
                                                               ---------
                                                               1,564,781
Forest Products - 0.82%
Sumitomo Forestry Company                           6,000         84,845
UPM-Kymmene OY                                      7,400        150,121
                                                                 -------
                                                                 234,966
Gas & Pipeline Utilities - 0.45%
Hyder                                              11,200        128,333
                                                                 -------

Homebuilders - 0.95%
Bilfinger & Berger
  Bauaktiengesellschaft AG                          2,000         80,956
Bouygues                                            1,922        188,347
                                                                 -------
                                                                 269,303
Hotel & Restaurants - 0.72%
Ladbroke Group                                     63,000        204,565
                                                                 -------

Household Appliances Furnishing - 1.44%
Matsushita Electric Industrial
  Company, Ltd.                                     5,000         79,926
Philips Electronics NV                              5,940        209,355
Sony Corporation                                    2,000        119,977
                                                                 -------
                                                                 409,258
Household Products - 0.89%
Unilever NV                                         1,660        252,419
                                                                 -------

Industrial Machinery - 2.83%
Daiken Corporation                                 14,000        103,290
Daikin Industries                                   3,000         28,457
Ebara Corporation                                  10,000        144,043
IMI PLC                                            10,000         79,136
Krupp  AG Hoesch                                      950        149,614
Mitsubishi Heavy Industries,                       15,000        115,278
Ltd.
Sidel                                               2,800        186,813
                                                                 -------
                                                                 806,631
Insurance - 6.95%
Abbey National                                     24,000        249,219
Aegon NV                                            4,054        206,200
Allianz AG Holdings                                   150        269,216
Assicurazioni Generali                              8,800        169,967
Fortis AG                                           1,380        193,793
Guardian Royal Exchange                            56,000        229,687
Irish Life PLC                                     33,000        141,866
Munchener Ruckvers                                    113        270,114
Tokio Marine & Fire Insurance
  Company                                           8,000         87,831
Union des Assurance Federales                       1,440        161,956
                                                               ---------
                                                               1,979,849
International Oil - 1.69%
The British Petroleum Company                      35,137        377,591
Cosmo Oil Company                                   9,000         48,694
Petrofina SA                                          180         55,345
                                                                --------
                                                                 481,630
Investment Companies - 0.58%
Nomura Securities                                  10,000        165,122
                                                                 -------

Leisure Time - 0.92%
Rank Group PLC, ADR                                39,500        262,626
                                                                 -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                                   Shares          Value
                                                   ------          -----
Non-Ferrous Metals - 0.62%
RTZ Corporation PLC                                11,000       $175,993
                                                                 -------

Paper - 1.76%
Fletcher Challenge                                170,500        308,794
OJI Paper Company                                   5,000         36,538
Jefferson Smurfit Group PLC                        57,000        155,007
                                                                 -------
                                                                 500,339
Petroleum Services - 3.80%
Broken Hill Proprietary Company, Ltd.              13,700        181,892

Repsol SA                                           5,400        176,269
Royal Dutch Petroleum Company                       2,150        355,060
Total SA "B" Shares                                 4,715        368,807
                                                               ---------
                                                               1,082,028
Photography - 0.18%
Canon Sales Company, Incorporated                   2,000         50,766
                                                                  ------

Publishing - 0.79%
Arnoldo Mondadori Editore                           8,000         59,064
Lagardere Groupe                                    5,295        167,265
                                                                 -------
                                                                 226,329
Railroads & Equipment - 0.37%
East Japan Railway Company                             23        105,652
                                                                 -------

Real Estate - 2.59%
Cheung Kong Holdings                               31,000        248,571
Daiwa Kosho Lease                                   9,000         82,210
Henderson Land Development
  Company, Ltd.                                     9,000         80,022
Sumitomo Realty & Development                      20,000        145,448
Sun Hung Kai Properties                            16,000        182,096
                                                                 -------
                                                                 738,347
Retail Grocery - 0.92%
J. Sainsbury PLC                                   44,000        260,677
                                                                 -------

Retail Trade - 3.31%
Ava Allgemeine Handels-Der Verbr AG*                  250         66,033
Douglas Holding AG                                  2,100         88,055
Izumiya Company                                     7,000        111,282
Kingfisher                                         22,500        239,868
Promodes*                                           1,300        350,904
Safeway                                               200          1,186
Takashimaya Company, Ltd.                           6,000         85,899
                                                                 -------
                                                                 943,227
Steel - 1.67%
Arbed SA                                            1,400        164,283
Nippon Steel Corporation                           48,000        139,968
Rautaruukki OY                                     19,600        172,013
                                                                 -------
                                                                 476,264
Telephone - 2.90%
Hong Kong Telecommunications, Ltd.                 38,800         68,495
Nippon Telegraph & Telephone
  Corporation                                          11         76,808
Telecom Corporation of New Zealand                 56,000        291,192
Telekom Italia                                     72,000        160,422
Vodafone Group, ADR                                59,100        228,455
                                                                 -------
                                                                 825,372
Tires & Rubber - 0.31%
Continental AG                                      5,000         87,493
                                                                  ------

Tobacco - 0.68%
B.A.T. Industries PLC                              28,100        194,834
                                                                 -------

Trucking & Freight - 0.26%
Peninsular & Oriental Steam
  Navigation                                          100            980
Company
Yamato Transport                                    7,000         72,548
                                                                  ------
                                                                  73,528
TOTAL COMMON STOCKS
  (Cost $23,269,021)                                         $23,745,333
                                                              ----------

PREFERRED STOCKS - 3.32%
Automobiles - 1.05%
Volkswagen AG                                         990        300,386
                                                                 -------

Industrial Machinery - 0.64%
GEA AG                                                250         84,027
M.A.N. AG                                             496         97,765
                                                                 -------
                                                                 181,792
International Oil - 0.50%
RWE AG                                              4,200        142,551
                                                                 -------

Newspapers - 0.89%
News Corporation, Ltd., ADS                        45,000        253,963
                                                                 -------

Software - 0.23%
SAP AG                                                490         65,942
                                                                  ------

TOTAL PREFERRED STOCKS
  (Cost $840,548)                                               $944,634
                                                                 -------

WARRANTS - 0.61%*
Banking - 0.00%
Schweizerischer Bankverein (Expiration
  date 06/30/00; strike price CHF 250)                 85            219
                                                                     ---
Financial Services - 0.55%
Veba International Finance BV (Expiration
  date 04/06/98; strike price DEM 375)                554        156,937
                                                                 -------

Mining - 0.04%
Dowa Mining Company (Expiration
  date 12/09/97; strike price <L107>428)               17         12,750
                                                                  ------

Non-Ferrous Metals - 0.01%
Maeda Corporation (Expiration date
  02/05/97; strike price $856)                         10          4,250
                                                                   -----

TOTAL WARRANTS (Cost $178,710)                                  $174,156
                                                                 -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                                 Principal
                                                   Amount          Value
                                                   ------          -----
CONVERTIBLE BONDS - 1.43%
Bot Cayman Finance,
  4.25% due 03/31/49               (YEN)       10,000,000       $125,159
Daido Hoxan, Incorporated,
  1.60% due 03/29/02                           14,000,000        132,186
NEC Corporation,
  1.90% due 03/30/01                            9,000,000        101,972
Sagami Railway Company,
  3.80% due 09/30/99                            5,000,000         49,185
                                                                  ------

TOTAL CONVERTIBLE BONDS
  (Cost $422,913)                                               $408,502
                                                                --------

CORPORATE BONDS - 1.92%
Treuhandanstalt,
  7.125% due 01/29/03               DEM           650,000        465,910
  7.75% due 10/01/02                              110,000         81,171
                                                                  ------

TOTAL CORPORATE BONDS
  (Cost $556,962)                                               $547,081
                                                                --------

FOREIGN GOVERNMENT OBLIGATIONS - 9.34%
Kingdom of Denmark - 0.66%
7.00% due 12/15/04                  DKK            50,000          8,830
8.00% due 11/15/01                                260,000         48,982
8.00% due 03/15/06                                700,000        129,611
                                                                 -------
                                                                 187,423
Government of Germany - 1.45%
6.00% due 01/05/06                  DEM           280,000        184,836
9.00% due 10/20/00                                300,000        228,507
                                                                 -------
                                                                 413,343
Government of Great Britain - 3.06%
United Kingdom Treasury,
  7.50% due 12/07/06              (POUND)         425,000        686,544
  8.00% due 12/07/00                              111,000        186,084
                                                                 -------
                                                                 872,628
Republic of Italy - 1.53%
6.50% due 06/28/01                  ITL        25,000,000         16,707
10.50% due 07/15/00                           580,000,000        420,185
                                                                 -------
                                                                 436,892
Government of Netherlands - 1.35%
6.00% due 01/15/06                  NLG           141,000         83,834
8.75% due 05/01/00                                450,000        300,760
                                                                 -------
                                                                 384,594
Government of Spain - 1.29%
10.10% due 02/28/01                 ESP        42,000,000        366,231
                                                                 -------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS  (Cost $2,591,787)                                $2,661,111
                                                               ---------

TOTAL INVESTMENTS
 (International Growth & Income Fund)
  (Cost $27,859,941)                                         $28,480,817
                                                              ==========

Balanced Fund
                                                   Shares          Value
                                                   ------          -----
COMMON STOCKS - 49.13%
Aerospace - 1.99%
McDonnell Douglas Corporation                      27,700     $1,509,650
Northrop Grumman Corporation                        6,500        524,875
                                                               ---------
                                                               2,034,525
Apparel & Textiles - 1.16%
Fruit of The Loom,
  Incorporated, Class A*                           32,600      1,185,825
                                                               ---------

Auto Parts - 0.53%
Genuine Parts Company                               1,950         85,312
Lear Seating Corporation*                          12,300        455,100
                                                                 -------
                                                                 540,412
Banking - 2.81%
BankAmerica Corporation                            12,800      1,171,200
NationsBank Corporation                            13,600      1,281,800
Republic NY Corporation                             5,600        427,000
                                                               ---------
                                                               2,880,000
Chemicals - 1.17%
Agrium, Incorporated                               20,000        267,500
ARCO Chemical Company                              15,000        716,250
E.I. Du Pont De Nemours & Company                   2,250        208,687
                                                               ---------
                                                               1,192,437
Computers & Business Equipment - 0.42%
Hewlett-Packard Company                             9,700        428,012
                                                                 -------

Containers & Glass - 0.38%
Owens-Illinois, Incorporated*                      25,200        390,600
                                                                 -------

Domestic Oil - 2.04%
Ashland, Incorporated                              13,100        556,750
Atlantic Richfield Company                          8,700      1,152,750
Sun Company, Incorporated                          17,000        380,375
                                                               ---------
                                                               2,089,875
Drugs & Health Care - 4.59%
Baxter International Incorporated                  26,100      1,086,413
Merck & Company, Incorporated                      15,200      1,126,700
Pharmacia & Upjohn, Incorporated                   44,400      1,598,400
Tenet Healthcare Corporation*                      42,700        891,362
                                                               ---------
                                                               4,702,875
Electric Utilities - 2.69%
CMS Energy Corporation                             15,000        474,375
Idaho Power Company                                17,000        529,125
IES Industries, Incorporated                       57,000      1,752,750
                                                               ---------
                                                               2,756,250
Electronics - 1.44%
Intel Corporation                                   5,000        549,375
Raytheon Company                                    5,300        261,025
Teradyne, Incorporated*                            26,800        425,450
Texas Instruments, Incorporated                     4,900        235,812
                                                               ---------
                                                               1,471,662
Financial Services - 0.41%
The Chase Manhattan Corporation                     4,900        420,175
                                                                 -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                                   Shares          Value
                                                   ------          -----
Food & Beverages - 3.03%
Archer-Daniels-Midland Company                     62,500     $1,359,375
PepsiCo, Incorporated                              36,200      1,072,425
Pioneer Hi Bred International,
  Incorporated                                     10,000        671,250
                                                               ---------
                                                               3,103,050
Forest Products - 0.47%
Georgia-Pacific Corporation                         6,400        480,000
                                                                 -------

Gas & Pipeline Utilities - 3.68%
Brooklyn Union Gas Company                         19,200        556,800
Equitable Resourses, Incorporated                  42,725      1,228,344
Questar Corporation                                33,400      1,202,400
Williams Companies, Incorporated                   15,000        783,750
                                                               ---------
                                                               3,771,294
Gold - 0.82%
Barrick Gold Corporation                           12,200        318,725
Santa Fe Pacific Gold Corporation                  43,800        520,125
                                                                 -------
                                                                 838,850
Household Appliances Furnishing - 0.37%
Sunbeam Corporation                                15,400        379,225
                                                                 -------

Insurance - 7.17%
Aetna, Incorporated                                13,200        882,750
W.R. Berkley Corporation                           41,600      2,163,200
Chubb Corporation                                   6,000        300,000
CIGNA Corporation                                  12,400      1,618,200
Integon Corporation                                 4,690         88,524
Lincoln National Corporation,
  Incorporated                                     25,000      1,212,500
PartnerRe, Ltd.                                    25,000        718,750
St. Paul Companies, Incorporated                    6,600        358,875
                                                               ---------
                                                               7,342,799
International Oil - 4.20%
Mobil Corporation                                  13,600      1,587,800
Royal Dutch Petroleum Company                       8,300      1,372,613
Texaco, Incorporated                               13,200      1,341,450
                                                               ---------
                                                               4,301,863
Investment Companies - 0.36%
Lehman Brothers Holdings,
  Incorporated                                     14,800        371,850
                                                                 -------

Leisure Time - 0.25%
Brunswick Corporation                              11,000        258,500
                                                                 -------

Miscellaneous - 1.94%
Canadian Pacific, Ltd.                             78,800      1,989,700
                                                               ---------

Petroleum Services - 1.42%
Tosco Corporation                                  17,300        970,963
Ultramar Corporation                               16,800        480,900
                                                               ---------
                                                               1,451,863
Railroads & Equipment - 0.59%
Illinois Central Corporation                       18,600        602,175
                                                                 -------

Retail Trade - 1.52%
J.C. Penney Company,                               21,900      1,149,750
  Incorporated
Sears Roebuck & Company                             8,300        401,513
                                                               ---------
                                                               1,551,263
Telecommunication Services - 0.51%
Lucent Technologies, Incorporated                  11,100        521,700
                                                                 -------

Telephone - 2.23%
Ameritech Corporation                              14,500        793,875
Frontier Corporation                               36,925      1,070,825
NYNEX Corporation                                   9,400        418,300
                                                               ---------
                                                               2,283,000
Tobacco - 0.93%
RJR Nabisco Holdings Corporation                   18,040        520,905
Universal Corporation                              15,700        427,825
                                                                 -------
                                                                 948,730
TOTAL COMMON STOCKS
  (Cost $43,504,564)                                         $50,288,510
                                                              ----------

                                                 Principal
                                                   Amount          Value
                                                   ------          -----
CORPORATE BONDS - 5.00%
Finance & Banking - 3.78%
BankAmerica Corporation,
  7.75% due 07/15/02                             $400,000       $419,848
British Aerospace Finance,
  Incorporated, 7.55% due 05/15/97                350,000        352,387
Capital One Financial,
  8.625% due 01/15/97                             900,000        904,500
Countrywide Funding Corporation,
  8.43% due 11/16/99                              500,000        527,305
Financiera Energetica Nacional,
  6.625% due 12/13/96                             360,000        359,640
Ford Holdings, Incorporated,
  9.25% due 03/01/00                              500,000        542,635
General Motors Acceptance Corporation,
  7.50% due 11/04/97                              175,000        177,866
  7.625% due 03/09/98                             575,000        587,679
                                                               ---------
                                                               3,871,860
Petroleum Services - 0.82%
TransCanada Pipelines, Ltd.,
  8.55% due 02/01/06                            1,000,000        835,696
                                                                 -------

Industrials - 0.40%
News America Holdings, Incorporated,
  7.50% due 03/01/00                               30,000         30,817
  9.125% due 10/15/99                             351,000        376,412
                                                                 -------
                                                                 407,229

TOTAL CORPORATE BONDS
  (Cost $5,037,917)                                           $5,114,785
                                                               ---------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                Principal
                                                   Amount         Value
                                                   ------         -----
U.S. TREASURY OBLIGATIONS - 17.21%
U.S. Treasury STRIPS - 1.85%
Principal Only due 08/15/99                      $470,000       $399,336
Principal Only due 08/15/09                     1,500,000        645,375
Principal Only due 08/15/20                       370,000         72,427
Principal Only due 05/15/20                     3,910,000        778,598
                                                               ---------
                                                               1,895,736
U.S. Treasury Bonds - 0.87%
8.75% due 05/15/17                                730,000        893,338
                                                                 -------

U.S Treasury Notes - 14.49%
5.625% due 10/31/97                               280,000        280,305
5.75% due 09/30/97                              1,000,000      1,002,190
5.875% due 04/30/98                               300,000        300,936
5.875% due 02/15/04                               650,000        635,479
6.00% due 09/30/98                              5,000,000      5,022,650
6.00% due 08/15/99                              5,000,000      5,013,300
6.125% due 07/31/00                               830,000        833,113
6.875% due 08/31/99                             1,700,000      1,742,500
                                                              ----------
                                                              14,830,473
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $17,220,358)                                         $17,619,547
                                                              ----------

U.S. GOVERNMENT
AGENCY OBLIGATIONS - 19.26%
Federal Home Loan Bank - 0.36%
6.125% due 09/20/00                               370,000        369,537
                                                                 -------

Federal Home Loan
Mortgage Corporation - 4.16%
6.00% due 11/15/16                                906,508        884,407
7.50% TBA**                                     2,000,000      2,006,860
7.50% due 07/01/11 - 09/01/11                   1,000,000      1,016,871
8.20% due 01/16/98                                350,000        352,023
                                                               ---------
                                                               4,260,161
Federal National Mortgage Association - 7.69%
zero coupon due 03/09/02                          570,000        558,777
3.50% due 05/25/19                              1,000,000        871,560
6.25% due 07/25/18                                500,000        492,810
7.00% due 02/01/26                              3,964,587      3,888,983
8.00% due 10/01/26                              1,000,000      1,020,000
8.50% due 06/01/26 - 08/01/26                   1,000,000      1,034,680
                                                               ---------
                                                               7,866,810
Government National
Mortgage Association - 6.98%
7.00% due 08/15/23 - 12/15/23                   1,905,439      1,879,849
7.50% due 03/15/23                                971,642        979,531
8.00% due 07/15/26 - 10/15/26                   4,000,001      4,090,001
9.00% due 01/15/22                                180,231        191,833
                                                               ---------
                                                               7,141,214

Resolution Funding Corporation - 0.07%
zero coupon due 01/15/21                         $390,000        $71,889
                                                                  ------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $19,422,937)                               $19,709,611
                                                              ----------


FOREIGN GOVERNMENT BONDS - 2.34%
Government of Canada - 2.34%
Province of British Columbia,
  7.75% due 06/16/03                            1,000,000        812,706
Province of Manitoba,
  6.50% due 09/04/01                            1,000,000        774,018
Province of Ontario,
  7.75% due 07/24/06                            1,000,000        808,305
                                                               ---------
                                                               2,395,029
TOTAL FOREIGN BONDS
  (Cost $2,366,351)                                           $2,395,029
                                                               ---------

  Principal
    Amount                                                       Value
    ------                                                       -----
REPURCHASE AGREEMENT - 7.06%***
     $7,224,000 Repurchase Agreement with State Street Bank
                & Trust Company dated
                10/31/96 at 4.75%, to be repurchased
                at $7,224,953 on 11/01/96, collateralized
                by $7,070,000 U.S. Treasury Notes, 6.375%
                due 05/31/01 (valued at
                $7,557,672, including interest)                $7,224,000
                                                                ---------

TOTAL INVESTMENTS
 (Balanced Fund) (Cost $94,776,127)                          $102,351,482
                                                              ===========

Strategic Income Fund

CORPORATE BONDS - 50.53%
Apparel & Textiles - 0.78%
Clark-Schwebel, Incorporated,
  10.50% due 04/15/06                            $500,000       $520,000
                                                                 -------

Auto Parts - 0.77%
Speedy Muffler King, Incorporated,
  10.875% due 10/01/06                            500,000        512,500
                                                                 -------

Business Services - 0.73%
Borg-Warner Security Corporation,
  9.125% due 05/01/03                             500,000        485,000
                                                                 -------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                                 Principal
                                                   Amount          Value
                                                   ------          -----
Chemical Products - 1.58%
NL Industries, Incorporated,
  Step up to 13.00% due 10/15/05                 $750,000       $615,000
Revlon Worldwide Corporation,
  Series B, zero coupon due 03/15/98              500,000        440,000
                                                               ---------
                                                               1,055,000
Construction & Building Materials - 0.78%
Southdown, Incorporated, Series B,
  10.00% due 03/01/06                             500,000        522,500
                                                                 -------

Crude Petroleum & Natural Gas - 0.60%
National Energy Group, Incorporated,
  10.75% due 11/01/06                             400,000        400,000
                                                                 -------

Drugs & Health Care - 0.80%
Dade International, Incorporated,
  11.125% due 05/01/06                            500,000        535,000
                                                                 -------

Energy & Utilities - 1.58%
KSC Energy, Incorporated, Series B,
  11.00% due 01/15/03                             500,000        541,250
Petro PSC Properties,
  12.50% due 06/01/02                             500,000        515,000
                                                               ---------
                                                               1,056,250
Finance & Banking - 4.42%
Foamex Capital Corporation,
  11.875% due 10/01/04                            500,000        525,000
Korea Development Bank,
  9.60% due 12/01/00                            1,000,000      1,108,170
Mellon Financial Company,
  9.75% due 06/15/01                              500,000        560,000
Paine Webber Group, Incorporated,
  7.00% due 03/01/00                              400,000        403,944
Venture Holdings Trust,
  9.75% due 04/01/04                              390,000        349,050
                                                               ---------
                                                               2,946,164
Food & Beverages - 3.09%
Dole Foods, Incorporated,
  6.75% due 07/15/00                            1,000,000      1,001,210
Smith's Food & Drug Centers,
  11.25% due 05/15/07                             500,000        540,000
The Stroh Brewery Company,
  11.10% due 07/01/06                             500,000        520,000
                                                               ---------
                                                               2,061,210
Food Stores - 1.73%
Big V Supermarkets, Incorporated,
  Series B, 11.00% due 02/15/04                   500,000        480,000
Carr Gottstein Foods Company,
  12.00% due 11/15/05                             400,000        420,000
Penn Traffic Company,
  9.625% due 04/15/05                             500,000        250,000
                                                               ---------
                                                               1,150,000

Forest Products - 0.71%
Doman Industries, Ltd.,
  8.75% due 03/15/04                              500,000       $470,000
                                                                 -------

General Obligation - 0.33%
United States Leasing International,
  8.45% due 01/25/05                              200,000        217,346
                                                                 -------

Household Appliances & Furnishing - 0.51%
Decorative Home Accents, Incorporated,
  Series B, 13.00% due 06/30/02                   500,000        340,000
                                                                 -------

Industrials - 15.59%
Arkla, Incorporated,
  8.875% due 07/15/99                             500,000        528,115
Alvey Systems, Incorporated,
  11.375% due 01/31/03                            500,000        520,000
Berry Plastics Corporation,
  12.25% due 04/15/04                             650,000        702,000
Ekco Group, Incorporated, Series B,
  9.25% due 04/01/06                              500,000        470,000
Exide Electronics Group, Incorporated,
  Series B, 11.50% due 03/15/06                   500,000        520,000
Forest Oil Corporation,
  11.25% due 09/01/03                             500,000        532,500
Four M Corporation,
  12.00% due 06/01/06                             500,000        523,750
Guitar Center Management Company,
  Incorporated, 11.00% due 07/01/06               500,000        525,000
Harris Chemical North America,
 Incorporated, 10.75% due 10/15/03                500,000        502,500
Hollinger, Incorporated,
  zero coupon, due 10/05/13                     1,500,000        517,500
ICG Holding, Incorporated,
  Step up to 13.50% due 09/15/05                  500,000        330,000
Jordan Industries, Incorporated,
  10.375% due 08/01/03                            500,000        485,000
Marcus Cable Company,
  14.25% due 12/15/05                             750,000        498,750
Norcal Waste Systems, Incorporated,
  Series B, 12.75% due 11/15/05                   500,000        540,000
Plastic Specialties & Technologies,
  Incorporated, 11.25% due 12/01/03               500,000        510,000
Rayovac Corporation,
  10.25% due 11/01/06                             550,000        558,250
SC International Services,
  Incorporated, 13.00% due 10/01/05               500,000        555,000
Specialty Equipment Companies,
  Incorporated, 11.375% due 12/01/03              500,000        540,625
Terex Corporation,
  13.75% due 05/15/02                             500,000        530,000
Twin Laboratories, Incorporated,
  10.25% due 05/15/06                             500,000        505,000
                                                              ----------
                                                              10,393,990

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                                Principal
                                                  Amount           Value
                                                  ------           -----
Leather Products - 0.40%
Samsonite Corporation, Series B,
  11.125% due 07/15/05                           $250,000       $265,000
                                                                 -------

Leisure Time - 1.14%
Hollywood Casino, Incorporated,
  12.75% due 11/01/03                             250,000        237,500
Wyndham Hotel Corporation,
  10.50% due 05/15/06                             500,000        522,500
                                                                 -------
                                                                 760,000
Other - 3.17%
American Media Operations,
  Incorporated,11.625% due 11/15/04               500,000        533,750
Herff Jones, Incorporated, Series B,
  11.00% due 08/15/05                             500,000        525,000
Hines Horticulture, Incorporated,
  Series B, 11.75% due 10/15/05                   500,000        521,250
The Selmer Company, Incorporated,
  11.00% due 05/15/05                             500,000        530,000
                                                               ---------
                                                               2,110,000
Retail Trade - 2.24%
Cole National Group, Incorporated,
  11.25% due 10/01/01                             500,000        535,000
Finlay Fine Jewerly Corporation,
  10.625% due 05/01/03                            500,000        506,250
Hills Stores Company, Series B,
  12.50% due 07/01/03                             500,000        450,000
                                                               ---------
                                                               1,491,250
Rubber & Plastic - 0.76%
Remington Product Company,
 11.00% due 05/15/06                              500,000        503,750
                                                                 -------

Steel - 0.78%
Algoma Steel, Incorporated,
  12.375% due 07/15/05                            500,000        517,500
                                                                 -------

Telephone - 1.62%
In Flight Phone Corporation, Series B,
  Step up to 14.00% due 05/15/02                  650,000        234,000
Telex Communications, Incorporated,
  12.00% due 07/15/04                             550,000        594,000
Wireless One, Incorporated,
  13.00% due 10/15/03                             250,000        253,750
                                                               ---------
                                                               1,081,750
Telecommunication Services - 4.88%
Adelphia Communications
  Corporation, 12.50% due 05/15/02                375,000        371,250
Cablevision Systems Corporation,
  10.50% due 05/15/16                             500,000        487,500
International Cabletel, Incorporated,
  Step up to 11.50% due 02/01/06                1,000,000        600,000
Nextlink Communications,
  12.50% due 04/15/06                             250,000        255,000
People's Choice TV Corporation,
  Step up to 13.125% due 06/01/04                 500,000        270,000
Telewest Communication PLC,
  Step up to 11.00% due 10/01/07                  750,000        478,125
United International Holdings,
  Incorporated, zero coupon
  due 11/15/99                                    750,000        517,500
Winstar Communications,
  Incorporated, 14.00% due 10/15/05               500,000        275,000
                                                               ---------
                                                               3,254,375
Transportation - 0.77%
Iron Mountain, Incorporated,
  10.125% due 10/01/06                            500,000        513,750
                                                                 -------

Transportation Equipment - 0.77%
Hayes Wheels International,
  Incorporated, 11.00% due 07/15/06               500,000        516,250
                                                                 -------







TOTAL CORPORATE BONDS
  (Cost $33,471,071)                                         $33,678,585
                                                              ----------

U.S. TREASURY OBLIGATIONS - 12.75%
U.S. Treasury Bonds - 0.35%
6.75% due 08/15/26                                230,000        232,730
                                                                 -------

U.S. Treasury Notes - 12.40%
5.625% due 02/28/01                             2,790,000      2,744,663
5.875% due 11/15/05                             1,110,000      1,073,925
6.25% due 04/30/01                              1,000,000      1,006,720
6.50% due 08/31/01                              1,000,000      1,016,410
6.50% due 10/15/06                                500,000        504,920
6.875% due 05/15/06                             1,850,000      1,915,323
                                                               ---------
                                                               8,261,961
TOTAL U.S. TREASURY OBLIGATIONS (Cost
$8,398,624)                                                   $8,494,691
                                                               ---------

U.S. GOVERNMENT
AGENCY OBLIGATIONS - 9.85%
Federal Home Loan Banks - 0.67%
5.89% due 07/24/00                                450,000        446,202
                                                                 -------

Federal Home Loan Mortgage Corporation - 3.20%
6.50% TBA**                                       700,000        670,684
8.50% due 05/01/08                                616,628        644,518
10.00% due 05/15/20                               750,000        817,965
                                                               ---------
                                                               2,133,167
Federal National Mortgage Association - 5.28%
6.50% due 03/01/26 - 04/01/26                   2,485,362      2,377,398
7.00% TBA**                                       837,500        821,529
10.40% due 04/25/19                               163,371        178,279
13.00% due 01/01/99                               118,580        141,851
                                                               ---------
                                                               3,519,057

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                Principal
                                                   Amount          Value
                                                   ------          -----
Student Loan Marketing Association - 0.70%
7.20% due 11/09/00                               $450,000       $466,029
                                                                 -------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $6,539,429)                                 $6,564,455
                                                               ---------

FOREIGN GOVERNMENT OBLIGATIONS - 15.54%
Republic of Argentina - 1.39%
6.625% due 03/31/05                             1,127,000        924,140
                                                                 -------

Federal Republic of Brazil - 4.31%
4.50% due 04/15/14                                826,033        565,832
5.00% due 04/15/24                              1,500,000        900,000
6.00% due 09/15/13                                750,000        525,000
6.50% due 04/15/24                              1,200,000        880,500
                                                               ---------
                                                               2,871,332
Government of Canada - 0.66%
7.50% due 09/01/00                     CAD        550,000        442,823
                                                                 -------

Government of Costa Rica - 0.34%
Series B, 6.25% due 05/21/15                     $300,000        223,500
                                                                 -------

Kingdom of Denmark - 0.59%
8.00% due 11/15/01                     DKK      2,100,000        395,626
                                                                 -------

Republic of Ecuador - 0.57%
3.00% due 02/27/15                               $687,303        383,171
                                                                 -------

Federal Republic of Germany - 1.77%
6.00% due 04/20/98                     DEM        530,000        362,187
6.375% due 08/14/98                             1,180,000        815,497
                                                                 -------
                                                               1,177,684
Government of Mexico - 1.58%
Series B, 6.25% due 12/31/19                   $1,500,000      1,054,688
                                                               ---------

Government of Morocco - 1.91%
6.593% due 01/01/09                             1,600,000      1,270,000
                                                               ---------

Government of Panama - 0.50%
3.50% due 07/17/14                                500,000        330,000
                                                                 -------

Republic of Philippines - 1.00%
6.437% due 12/01/09                               700,000        669,830
                                                                 -------

Republic of Venezuela - 0.92%
6.625% due 12/18/07                               750,000        615,450
                                                                 -------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS  (Cost $9,605,237)                               $10,358,244
                                                              ----------

                                                 Shares            Value
                                                 ------            -----
COMMON STOCKS - 0.00%
Household Appliances & Furnishing - 0.00%
Decorative Home Accents, Incorporated               500           $3,000
                                                                   -----

TOTAL COMMON STOCKS (Cost $5,000)                                 $3,000
                                                                   -----
WARRANTS - 0.04%*
Electronics - 0.02%
Exide Electronics Group (Expiration
  date 03/15/06; strike price $13.475)              500          $15,000
                                                                  ------

Financial Services - 0.02%
BPC Holdings Corporation (Expiration
  date 04/15/04; strike price $18.797)              500           10,000
                                                                  ------

Telephone - 0.00%
Wireless One, Incorporated (Expiration
  date 10/19/00; strike price $11.50)               750            3,000
                                                                   -----

TOTAL WARRANTS  (Cost $0)                                        $28,000
                                                                  ------


  Principal
    Amount                                                     Value
    ------                                                     -----

REPURCHASE AGREEMENT - 11.29%***
$7,524,000 Repurchase Agreement with State
           Street Bank & Trust Company
           dated 10/31/96 at 5.47%, to be
           repurchased at $7,525,143
           on 11/01/96, collateralized by
           $6,105,000 U.S. Treasury Bonds,
           8.875% due 02/15/19 (valued at
           $7,790,261, including interest)                     $7,524,000
                                                               ----------

TOTAL INVESTMENTS
(Strategic Income Fund) (Cost $65,543,361)                    $66,650,975
                                                               ==========

Investment Quality Bond Fund
                                                 Principal
                                                   Amount          Value
                                                   ------          -----
CORPORATE BONDS - 33.46%
Apparel & Textiles - 0.34%
Collins & Aikman Products Company,
  11.50% due 04/15/06                             $50,000        $51,750
Dominion Textile (USA),
  Incorporated, 9.25% due 04/01/06                 20,000         20,050
                                                                  ------
                                                                  71,800
Broadcasting - 0.28%
Chancellor Broadcasting Company,
  9.375% due 10/01/04                              10,000          9,700
Granite Broadcasting Corporation,
  10.375% due 05/15/05                             25,000         24,875
Young Broadcasting, Incorporated,
  9.00% due 01/15/06                               25,000         22,750
                                                                  ------
                                                                  57,325
Chemical Products - 0.31%
Rexene Corporation,
  11.75% due 12/01/04                              50,000         55,000
Texas-Petro Chemical Corporation,
  11.125% due 07/01/06                             10,000         10,625
                                                                  ------
                                                                  65,625

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount          Value
                                                   ------          -----

Drug & Health Care - 0.54%
Integrated Health Services,
  Incorporated, 10.25% due 04/30/06               $15,000        $15,300
OrNda Healthcorp, 11.375%, 08/15/04                50,000         56,750
Owens & Minor, Incorporated,
  10.875% due 06/01/06                             25,000         26,125
Quorum Health Group, Incorporated
  8.75% due 11/01/05                               15,000         15,150
                                                                 -------
                                                                 113,325
Electric Utilities - 1.56%
El Paso Electric Company, Series D,
  8.90% due 02/01/06                               50,000         51,681
Virginia Electric & Power Company,
  9.375% due 06/01/98                             262,000        274,343
                                                                 -------
                                                                 326,024
Food & Beverages - 0.26%
Smith's Food & Drug Centers,
  11.25% due 05/15/07                              50,000         54,000
                                                                  ------

Finance & Banking - 14.00%
American General Finance
  Corporation, 8.00% due 02/15/05                 230,000        240,803
Associates Corporation of North
  America, 6.95% due 08/01/02                     320,000        325,584
BankAmerica Corporation,
  9.50% due 04/01/01                              114,000        126,908
BanPonce Financial Corporation,
  6.80% due 12/21/05                              250,000        245,370
Beneficial Corporation,
  8.40% due 05/15/08                               75,000         84,916
Commercial Credit Group,
  Incorporated, 10.00% due 05/01/99                50,000         54,316
First Financial Caribbean Corporation,
  7.84% due 10/10/06                               70,000         70,596
General Motors Acceptance
  Corporation, 6.00% due 01/11/99                 150,000        149,400
International Lease Finance
  Corporation, 7.50% due 03/01/99                 200,000        205,318
Mesa Operate Company,
  10.625% due 07/01/06                             25,000         26,500
NBD Bancorp, 8.25% due 11/01/24                   300,000        339,630
Norwest Corporation,
  6.00% due 03/15/00                              100,000         99,048
Republic New York Corporation,
  9.75% due 12/01/00                              155,000        172,761
Sun Canada Financial Company,
  7.25% due 12/15/15                              200,000        191,526
Tembec Finance Corporation,
  9.875% due 09/30/05                              50,000         48,000
Trump Atlantic City,
  11.25% due 05/01/06                              15,000         14,175
United Bankshares, Incorporated,
  8.625% due 04/15/98                             200,000        206,456
U.S. Bancorp, 7.50% due 06/01/26                  300,000        314,913
                                                               ---------
                                                               2,916,220
Forest Products - 0.54%
Boise Cascade Corporation,
  9.85% due 06/15/02                              100,000        112,021
                                                                 -------

Gas & Pipeline Utilities - 0.25%
Transport De Gas Del Sur,
  10.25% due 04/25/01                              50,000         51,250
                                                                  ------

Industrials - 5.91%
Armco, Incorporated,
  9.375% due 11/01/00                              50,000         49,500
Bell & Howell Company, Series B,
  Step-up to 11.50% due 03/01/05                   50,000         35,500
Cablevision Systems Corporation,
  9.25% due 11/01/05                               25,000         23,750
Cincinnati Milacron, Incorporated,
  7.875% due 05/15/00                             130,000        131,922
Coastal Corporation,
  8.75% due 05/15/99                              400,000        419,148
Container Corporation of America,
  9.75% due 04/01/03                               50,000         51,250
Fort Howard Corporation,
  9.25% due 03/15/01                               50,000         51,500
Harris Chemical North America,
 Incorporated,  10.25% due 07/15/01                25,000         25,469
Interlake Corporation,
  12.00% due 11/15/01                              25,000         26,500
K & F Industries, Incorporated,
  11.875% due 12/01/03                             50,000         54,000
Moog, Incorporated, Series B,
  10.00% due 05/01/06                              50,000         51,500
Muzak L.P./Muzak Capital,
  10.00% due 10/01/03                               5,000          5,000
News America Holdings,
  Incorporated, 9.25% due 02/01/13                150,000        168,479
Plains Resources, Incorporated,
  Series B, 10.25% due 03/15/06                    50,000         52,000
Repap New Brunswick, Incorporated,
  9.875% due 07/15/00                              50,000         51,000
Westvaco Corporation,
  9.65% due 03/01/02                               30,000         33,442
                                                               ---------
                                                               1,229,960
Insurance - 2.70%
Equitable Life Assurance Society of the
  United States, 6.95% due 12/01/05               250,000        247,760
Ohio National Life Insurance,
  Company, 8.50% due 05/15/26                     150,000        155,568

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount          Value
                                                   ------          -----
Insurance - continued
Security Benefit Life Company,
  8.75% due 05/15/16                             $150,000       $159,000
                                                                 -------
                                                                 562,328
International Oil - 0.48%
Amoco Canada Petroleum Company,
  Ltd., 7.95% due 10/01/22                        100,000        100,658
                                                                 -------

Metal Products - 0.26%
Howmet Corporation, 10.00%, 12/01/03               50,000         53,750
                                                                  ------

Non-Bank Finance - 1.32%
KFW International Financial, Incorporated,
  8.85% due 06/15/99                               50,000         53,248
  9.125% due 05/15/01                             200,000        221,704
                                                                 -------
                                                                 274,952
Publishing - 0.37%
S.D. Warren Company, Series B,
  12.00% due 12/15/04                              25,000         26,750
World Color Press, Incorporated,
  9.125% due 03/15/03                              50,000         50,000
                                                                  ------
                                                                  76,750
Telecommunication Services - 1.98%
Comcast Corporation,
  9.125% due 10/15/06                              50,000         48,750
Heritage Media Services,
  11.00% due 06/15/02                              50,000         53,500
Tele-Communications, Incorporated,
  9.80% due 02/01/12                              275,000        283,762
Videotron, Ltd., 10.25% due 10/15/02               25,000         26,500
                                                                 -------
                                                                 412,512
Telephone - 1.72%
360 Communications,
  7.125% due 03/01/03                             150,000        148,661
Arch Communications Group,
  Incorporated, Step-up to
  10.875% due 03/15/08                             50,000         27,500
Benedek Communications,
  13.25% due 05/15/06                              65,000         35,750
MobileMedia Communications,
  Incorporated, 9.375% due 11/01/07                50,000         27,500
New York Telephone Company,
  7.875% due 06/15/17                             100,000        103,475
Paging Network, Incorporated,
  10.125% due 08/01/07                             15,000         15,000
                                                                 -------
                                                                 357,886
Transportation - 0.52%
CSX Corporation, 9.04% due 02/28/97                75,000         75,734
Southern Railway Company,
  8.75% due 10/15/03                               30,000         33,217
                                                                 -------
                                                                 108,951
Transportation Equipment - 0.12%
Hayes Wheels International,
  Incorporated, 11.00% due 07/15/06               $10,000        $10,325
Walbro Corporation, Series B,
  9.875% due 07/15/05                              15,000         15,225
                                                                  ------
                                                                  25,550
TOTAL CORPORATE BONDS
  (Cost $6,927,325)                                           $6,970,887
                                                               ---------

U.S. TREASURY OBLIGATIONS - 31.79%
U.S. Treasury Bonds - 31.16%
10.75% due 02/15/03                               300,000        370,173
11.625% due 11/15/04                              350,000        465,608
11.875% due 11/15/03                            1,400,000      1,841,658
12.00% due 08/15/13                             2,650,000      3,815,179
                                                               ---------
                                                               6,492,618
U.S. Treasury Notes - 0.63%
7.875% due 11/15/99                               125,000        131,680
                                                                 -------

TOTAL U.S. TREASURY
OBLIGATIONS  (Cost $6,558,603)                                $6,624,298
                                                               ---------

U.S. GOVERNMENT
AGENCY OBLIGATIONS - 27.73%
Federal Home Loan Mortgage Corporation - 14.16%
6.00% due 10/01/03 - 09/25/22                     706,590        679,155
6.50% due 02/01/11 - 04/01/24                     963,170        928,911
7.00% due 09/01/03 - 10/01/25                   1,352,377      1,342,671
                                                               ---------
                                                               2,950,737
Federal National Mortgage Association - 4.17%
4.50% due 01/25/98, REMIC                          74,043         73,163
6.25% due 11/25/19, REMIC                         500,000        492,810
6.60% due 09/25/18, REMIC                         300,000        301,875
                                                                 -------
                                                                 867,848
Government National
  Mortgage Association - 9.40%
7.00% due 06/15/23 - 10/15/23                     801,192        790,432
8.00% due 10/15/16 - 08/15/23                   1,132,495      1,168,448
                                                               ---------
                                                               1,958,880
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $5,724,218)                                 $5,777,465
                                                               ---------

FIXED INCOME - OTHER - 3.87%
Miscellaneous Asset Backed Securities - 3.87%
Advanta Credit Card Master Trust, Series
  1994, Class A, 5.66% due 10/01/01               300,000        301,125
Premier Auto Trust, Series 1993,
  Class A2, 4.65% due 11/02/99                     59,755         59,063
Western Financial Grantor Trust, Series
  1995, Class A1, 7.10% due 07/01/00              116,461        118,202
World Omni Automobile Lease, Series
  1995, Class A, 6.05% due 11/25/01               200,000        199,750

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount          Value
                                                        ------          -----
Miscellaneous Asset Backed Securities - continued
World Omni Automobile Lease, Series
  1994, Class A, 6.45% due 09/25/00                   $127,312       $127,631
                                                                      -------
                                                                      805,771
TOTAL FIXED INCOME - OTHER
  (Cost $801,695)                                                    $805,771
                                                                      -------

FOREIGN BONDS - 3.15%
Canada - 2.11%
Hydro-Quebec, 8.05% due 07/07/24                       400,000        438,992
                                                                      -------

Japan - 1.04%
Japan Financial Corporation,
  9.125% due 10/11/00                                  200,000        217,080
                                                                      -------

TOTAL FOREIGN BONDS
  (Cost $663,584)                                                    $656,072
                                                                      -------

TOTAL INVESTMENTS
 (Investment Quality Bond Fund)
  (Cost $20,675,425)                                              $20,834,493
                                                                   ==========
U.S. Government Securities Fund

U.S. TREASURY OBLIGATIONS - 9.61%
U.S. Treasury Bonds - 0.27%
6.75% due 08/15/26                                    $400,000       $404,748
                                                                      -------

U.S. Treasury Notes - 9.34%
5.00% due 01/31/98                                   6,000,000      5,954,040
6.25% due 10/31/01                                   3,500,000      3,522,960
6.50% due 08/15/05                                   2,920,000      2,950,572
6.50% due 10/15/06                                   1,000,000      1,009,840
7.00% due 07/15/06                                     325,000        339,320
                                                                   ----------
                                                                   13,776,732
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $14,320,311)                                              $14,181,480
                                                                   ----------

U.S. GOVERNMENT
AGENCY OBLIGATIONS - 66.37%
Federal Home Loan Mortgage Corporation - 8.34%
6.00% due 09/01/10 - 10/01/10                          680,161        658,688
6.50% TBA**                                         11,000,000     10,539,320
7.00% due 07/01/11                                      11,833         11,851
8.00% due 06/01/08                                     275,782        285,865
8.25% due 07/01/06                                     246,079        254,412
8.50% due 05/01/08                                     475,330        491,657
11.75% due 08/01/13                                     65,495         73,432
                                                                   ----------
                                                                   12,315,225

Federal National Mortgage Association - 45.26%
6.50% due 12/01/99 - 04/01/26                       $4,866,453     $4,655,055
7.00% TBA**                                         36,287,500     36,079,997
7.00% due 05/01/26                                   4,261,607      4,180,338
7.52% due 08/26/05                                   1,000,000      1,008,826
8.00% TBA**                                          7,500,000      7,650,000
8.00% due 08/01/04                                      79,155         81,339
8.25% due 03/25/06, REMIC                              675,000        725,625
8.50% due 08/01/02                                     167,076        174,069
9.50% due 08/01/22                                   3,047,686      3,293,406
11.00% due 02/01/15                                        683            769
11.50% due 04/01/19 - 02/01/20                       2,811,240      3,199,528
12.00% due 04/01/16                                    589,473        690,421
12.50% due 07/01/15 - 08/01/15                       2,011,264      2,377,447
13.00% due 11/01/15                                  1,634,533      1,955,310
14.50% due 11/01/14                                    576,562        719,981
                                                                   ----------
                                                                   66,792,111

Government National Mortgage Association - 12.77%
7.00% TBA**                                          6,400,000      6,275,968
7.00% due 03/15/26 - 05/15/26                        9,237,972      9,060,364
7.50% due 04/15/02 - 02/15/07                          507,357        513,345
7.75% due 04/15/04                                      74,045         76,128
8.00% due 11/15/06 - 02/15/08                           41,638         43,344
10.25% due 02/15/00 - 03/15/01                         182,019        191,859
10.50% due 01/15/01                                     18,081         19,336
11.00% due 03/15/00 - 09/20/15                         175,521        190,178
11.25% due 04/15/98 - 10/20/15                          12,683         14,076
11.50% due 08/20/00 - 09/20/15                         532,810        606,259
11.75% due 09/15/98                                      1,141          1,210
12.50% due 09/15/14                                     78,225         92,388
13.00% due 01/15/11 - 06/15/15                         851,602      1,013,417
13.25% due 07/15/14                                     41,288         49,004
13.50% due 11/15/12 - 02/15/13                          72,727         87,737
15.00% due 07/15/11 - 09/15/12                         158,777        197,763
15.50% due 07/15/11 - 12/15/11                         295,563        373,148
16.00% due 11/15/11 - 12/15/11                          29,454         36,817
                                                                  -----------
                                                                   18,842,341

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (Cost $98,028,692)                                    $97,949,677
                                                                   ----------


COLLATERALIZED MORTGAGE OBLIGATIONS - 0.01%
Drexel Burnham Lambert, 9.30%
  due 06/01/17 (Collateralized by
   GNMA, 10.00%)                                        13,431         13,670
                                                                       ------

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS  (Cost $14,004)                                           $13,670
                                                                       ------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


  Principal
    Amount                                                      Value
    ------                                                      -----
REPURCHASE AGREEMENTS - 24.01%***
$17,719,000     Repurchase Agreement with J.P. Morgan
                dated 10/31/96 at 5.50%, to be
                repurchased at $17,721,707 on 11/01/96,
                collateralized by $12,584,000
                U.S. Treasury Bonds, 10.625% due 08/15/15
                (valued at $18,353,533, including interest)  $17,719,000

 17,719,000     Repurchase Agreement with State Street
                Bank & Trust Company dated 10/31/96 at
                5.47%, to be repurchased at $17,721,692
                on 11/01/96, collateralized by
                $14,375,000 U.S. Treasury Bonds, 8.875%
                due 02/15/19 (valued at $18,343,160,
                including interest)                           17,719,000
                                                             -----------
                                                             $35,438,000
TOTAL INVESTMENTS
(U.S. Government Securities Fund)
  (Cost $147,801,006)                                       $147,582,827
                                                            ============


National Municipal Bond Fund

                                                 Principal
                                                   Amount          Value
                                                   ------          -----
LONG-TERM INVESTMENTS - 98.98%
Alabama - 2.74%
Alabama Housing Finance Authority
  Single Family Mortgage Revenue
  Collateralized Home Mortgage Program,
  Series B-2, 6.40%, 04/01/25                       $520,000    $535,735
                                                                 -------

California - 15.65%
California Housing Finance Agency
  Revenue, Series H, 6.15%, 08/01/16               1,000,000   1,014,930
California State Public Works Board
  Lease Revenue, Various Community
  College Projects, 7.00%, 03/01/14                  500,000     577,370
Los Angeles, California Harbor Department
  Revenue, Series B, 6.625%, 08/01/19                390,000     414,309
Santa Clara, California Electric
  Revenue, Series A,  6.25%, 07/01/13              1,000,000   1,053,830
                                                               ---------
                                                               3,060,439
Florida - 2.41%
Gainesville, Florida Utilities Systems
  Revenue, Series A, 5.20%, 10/01/22                 500,000     471,495
                                                                 -------
Illinois - 6.79%
Illinois Health Facilities Authority
  Revenue (OSF Health Care System),
  6.00%, 11/15/23                                   $200,000    $198,408
Illinois Health Facilities Authority
  Revenue (Hospital Association
  Project), 7.00%, 02/15/22                          200,000     212,250
Chicago, Illinois Wastewater Transmission
  Revenue, 5.125%, 01/01/25                        1,000,000     915,840
                                                              ----------
                                                               1,326,498
Iowa - 0.80%
Iowa Finance Authority Hospital Facility
  Revenue Refunding (Trinity Regional
  Hospital Project), 7.00%, 07/01/12                 150,000     156,567
                                                                 -------

Louisiana - 2.45%
Louisiana Public Facilities Authority Hospital
  Revenue Refunding (Touro Infirmary
  Project), Series B, 6.125%, 08/15/23               500,000     478,000
                                                                 -------

Maine - 0.13%
Maine State Housing Authority Mortgage
  Purchase, Series A-4, 6.375%, 11/15/12              25,000      25,577
                                                                  ------

Massachusetts - 3.60%
Massachusetts State Water Pollution,
 Series A, 5.70%, 02/01/14                           700,000     703,626
                                                                 -------

Missouri - 2.57%
Missouri State Health & Educational
 Facilities Authority Revenue,
 6.25%, 02/15/11                                     500,000     501,870
                                                                 -------

Nebraska - 6.30%
Nebraska Higher Education Loan Program
  Income Revenue, 6.65%, 06/01/08                  1,200,000   1,231,104
                                                               ---------

Nevada - 4.73%
Nevada Housing Division, Single-Family
  Program, 6.35%, 10/01/12                           600,000     612,330
Nevada Housing Division, Single-Family
  Program, Series B-2, 6.95%, 10/01/26               300,000     313,023
                                                                 -------
                                                                 925,353
New Jersey - 5.64%
New Jersey Economic Development
  Authority Water Facilities Revenue
  (New Jersey American Water
  Company, Incorporated Project),
  6.875%, 11/01/34                                 1,000,000   1,101,670
                                                               ---------

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount          Value
                                                   ------          -----
New York - 21.54%
Metropolitan Transportation Authority,
  New York Service Contract (Transit
  Facilities), Series O, 6.25%, 07/01/14         $375,000       $398,501
New York State Local Government Assistance
  Corporation, Series A, 6.00%, 04/01/16        1,000,000      1,016,200
New York State Dormitory Authority
  Revenue, State University Educational
  Facilities, Series A, 6.25%, 05/15/08           500,000        521,460
New York State Environmental Facilities
  Corporation Pollution Control Revenue
  Refunding (IBM Corporation Project),
  7.125%, 07/01/12                                580,000        626,794
New York State Mortgage Agency
  Revenue, Series 40-A, 6.35%, 04/01/21           630,000        645,391
Triborough Bridging & Tunnel Authority
  Revenue, Series Y, 5.50%, 01/01/17            1,000,000      1,003,550
                                                               ---------
                                                               4,211,896
Pennsylvania - 5.20%
Monroeville, Pennsylvania Hospitals
  Authority Hospitals Revenue,
  6.25%, 10/01/15                               1,000,000      1,017,350
                                                               ---------

South Carolina - 2.57%
Greenville Hospital Systems
  Hospital Facilities Revenue,
  Series B, 5.70%, 05/01/12                       500,000        502,515
                                                                 -------

Tennessee - 2.47%
Humphreys County, Tennessee Industrial
  Development Board Solid Waste Disposal
  Revenue (E.I. Du Pont De Nemours &
  Company Project), 6.70%, 05/01/24               450,000        482,216
                                                                 -------

Texas - 3.08%
Fort Worth, Texas,
 Series A, 5.10%, 03/01/06                        500,000        502,990
Texas State Veterans Housing
  Assistance, 6.80%, 12/01/23                      95,000         98,307
                                                                --------
                                                                 601,297
Virginia - 1.57%
Virginia State Housing Development
  Authority Commonwealth Mortgage,
  Subseries I-1, 6.55%, 07/01/17                  300,000        307,647
                                                                 -------

Washington - 2.51%
Washington State Health Care Facilities
  Authority Revenue, 5.50%, 10/01/14              500,000        491,590
                                                                 -------
Wisconsin - 6.23%
Wisconsin Housing & Economic
  Development Authority Home Ownership
  Revenue, Series D, 6.10%, 07/01/24             $175,000      $176,258
Wisconsin State Health & Educational
  Facilities Authority Revenue, Mercy
  Hospital of Janesville, Incorporated,
  6.60%, 08/15/22                               1,000,000     1,041,200
                                                               ---------
                                                               1,217,458

TOTAL LONG-TERM INVESTMENTS
  (Cost $18,817,867)                                         $19,349,903
                                                              ----------


SHORT-TERM INVESTMENTS - 1.02%
Ohio - 0.51%
Ohio State Air Quality
  Development Authority Revenue,
  VR, 3.60%, 09/01/30                             100,000        100,000
                                                                 -------
Wyoming - 0.51%
Kemmerer, Wyoming
  Pollution Control Revenue,
  VR, 3.50%, 11/01/24                             100,000        100,000
                                                                 -------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $200,000)                                               $200,000
                                                                 -------

TOTAL INVESTMENTS
  (National Municipal Bond Fund)
    (Cost $19,017,867)                                       $19,549,903
                                                              ==========

Money Market Fund                                Principal
                                                   Amount          Value
                                                   ------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.81%
Federal Home Loan Bank  - 4.64%
5.35% due 11/25/96 - 12/16/96                  $1,025,000     $1,019,296
                                                               ---------

Federal National Mortgage Association  - 4.51%
5.21% due 01/15/97                              1,000,000        989,146
                                                                 -------

Student Loan Marketing Association  - 12.66%
5.53% due 11/01/96                              2,780,000      2,780,000
                                                               ---------

TOTAL U.S. GOVERNMENT OBLIGATIONS                             $4,788,442
                                                              ==========
U.S. TREASURY OBLIGATIONS - 3.67%
U.S. Treasury Notes - 3.67%
7.50% due 01/31/97                                800,000        804,514
                                                                 -------

TOTAL U.S. TREASURY OBLIGATIONS                                 $804,514
                                                                ========

   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1996 - continued
(showing percentage of total value of investments)
--------------------------------------------------------------------------------


                                                 Principal
                                                   Amount          Value
                                                   ------          -----
COMMERCIAL PAPER - 74.52%
American Brands, Incorporated,
  5.28% due 01/03/97                             $800,000       $792,608
American Express Credit Corporation,
  5.27% due 12/02/96                              800,000        796,397
Anheuser-Busch, Incorporated,
  5.25% due 12/09/96                              800,000        795,609
Bear Stearns Companies, Incorporated,
  5.35% due 11/06/96                              200,000        199,851
  5.38% due 11/04/96                              500,000        499,776
BHP Finance USA,
  5.35% due 12/06/96                              700,000        696,359
Canadian Wheat Board,
  5.25% due 01/17/97                              800,000        791,017
The Coca-Cola Enterprises,
  Incorporated, 5.35% due 11/20/96                700,000        698,024
Commerzbank U.S. Finance,
  5.40% due 01/22/97                              700,000        691,390
Daimler-Benz of North America,
  5.50% due 12/05/96                              500,000        497,403
Walt Disney Company,
  5.27% due 01/13/97                              800,000        791,451
Ford Motor Company of Canada, Ltd.,
  5.31% due 01/22/97                              800,000        790,324
General Motors Acceptance
  Corporation, 5.45% due 11/08/96                 500,000        499,470
Goldman Sachs Group L.P.,
  5.24% due 11/25/96                              800,000        797,205
Her Majesty In Right of Canada,
  5.25% due 01/27/97                              800,000        789,850
Merrill Lynch & Company,
  Incorporated, 5.34% due 01/15/97                800,000        791,100
Philip Morris Companies,
  Incorporated, 5.30% due 01/13/97                800,000        791,402
Private Export Funding Corporation,
  5.31% due 11/14/96                              500,000        499,041
Province of British Columbia,
  5.28% due 01/22/97                              800,000        790,379
Province of Quebec,
  5.40% due 01/28/97                              500,000        493,400
Toshiba America, Incorporated,
  5.50% due 01/17/97                              700,000        691,765
Transamerica Finance Group,
  Incorporated, 5.30% due 01/30/97                800,000        789,400
Xerox Corporation,
  5.30% due 02/05/97                              800,000        788,693
Zeneca Wilmington Company,
  5.50% due 12/17/96                              600,000        595,783

TOTAL COMMERCIAL PAPER                                       $16,357,697
                                                              ----------
TOTAL INVESTMENTS
(Money Market Fund)                                          $21,950,653
                                                              ----------


Key to Currency Abbreviations
-----------------------------
CAD     - Canadian Dollar
DKK     - Danish Krone
DEM     - German Deustche Mark
(POUND) - Great British Pound
HKD     - Hong Kong Dollar
IDR     - Indonesian Rupiah
ITL     - Italian Lira
(YEN)   - Japanese Yen
NLG     - Netherland Guilder
ESP     - Spanish Peseta
SEK     - Swedish Krona
CHF     - Swiss Franc


Key to Security Abbreviations and Legend
----------------------------------------
ADR  -  American Depository Receipt
ADS  -  American Depository Shares
FRN  -  Floating Rate Note
REMIC-  Real Estate Mortgage Investment Conduit
TBA  -  To Be Announced
VR   -  Variable Rate Demand Note (Rate effective as of October 31, 1996.)
*    -  Non-Income producing
**   -  Purchased on a forward commitment (Note 2)
*** - At October 31, 1996 a portion of this security was pledged to cover forward commitments purchased.


   The accompanying notes are an integral part of the financial statements.

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND. North American Funds (the "Fund") is an open-end, diversified management investment company. The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. It is a series company, which means it has several portfolios, each with a stated investment objective which it pursues through separate investment policies. As of October 31, 1996, the Fund offered the following thirteen portfolios: the Small/Mid Cap Fund, the International Small Cap Fund, the Growth Equity Fund, the Global Equity Fund (formerly, the Global Growth Fund), the Value Equity Fund (formerly, the Growth Fund), the Growth and Income Fund, the International Growth and Income Fund, the Balanced Fund (formerly, the Asset Allocation Fund), the Strategic Income Fund, the Investment Quality Bond Fund, the U.S. Government Securities Fund, the National Municipal Bond Fund and the Money Market Fund.

On April 1, 1994, the multiple class structure as approved by the Board of Trustees and shareholders was implemented. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time shares are held. Class B shares will automatically convert to Class A shares of the same portfolio six years after purchase. Class C shares are sold without an initial sales charge. Class C shares will automatically convert to Class A shares of the same portfolio ten years after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class has exclusive voting rights with respect to its distribution plan (See Note 5). Class A, Class B and Class C of the Money Market Fund have the same expense structure and no distribution expense.

NASL Financial Services, Inc. ("NASL Financial"), a wholly-owned subsidiary of North American Security Life Insurance Company, serves as investment adviser, principal underwriter and distributor for the Fund.

New Portfolios. On March 4, 1996, the Small/Mid Cap, International Small Cap and Growth Equity Funds commenced operations. Fred Alger Management, Inc. is the subadviser to the Small/Mid Cap Fund. The subadviser to the International Small Cap and Growth Equity Funds is Founders Asset Management, Inc.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Funds' financial statements. These policies are in accordance with generally accepted accounting principles ("GAAP").

Security Valuation. Securities held by the Money Market Fund and money market instruments with remaining maturities of 60 days or less held by the other portfolios are valued at either the amortized cost basis or original cost plus accrued interest, both of which approximate current market value. All other securities held by the Fund are valued at the last sale price as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading on the Exchange. Other assets and securities for which no such quotation or valuations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees.

Foreign Currency Translations.   The accounting records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of securities, other assets and other liabilities at the current rate of exchange of such currencies against U.S. dollars; and
   (ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Gains and losses that arise from changes in foreign exchange rates have been segregated from gains and losses that arise from changes in the market prices of investments. These gains and losses are included with gains and losses on foreign currency and forward foreign currency contracts in the Statements of Operations.

Forward Foreign Currency Contracts. All portfolios with the exception of the U.S. Government Securities, National Municipal Bond and Money Market Funds may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or portfolio position.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period and the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward currency exchange rates supplied by a quotation service. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Net realized gains (losses) on forward foreign currency contracts, shown in the Statements of Operations, includes net gains or losses realized by a portfolio on contracts which have matured or which the portfolio has terminated by entering into an offsetting commitment.

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2 - continued

Futures. All portfolios other than the U.S. Government Securities and Money Market Fund may purchase and sell financial futures contracts and options on those contracts. The portfolios invest in contracts based on financial instruments such as U.S. Treasury bonds or notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the portfolios.

When a portfolio sells a futures contract based on a financial instrument, the portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Upon entering into futures contracts, the portfolio is required to deposit with a broker an amount, initial margin, which represents 5% of the purchase price indicated in the futures contract.

Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the portfolio realizes a gain or loss.

Forward Commitments. The Fund may make forward commitments to purchase and sell securities. Delivery and payment for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities underlying a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the portfolios net asset value starting on the day the portfolio agrees to purchase the securities. At October 31, 1996, forward commitments in the Balanced, Strategic Income and U.S. Government Securities Funds were valued at $2,006,860, $1,492,213 and $60,545,285, respectively.

Mortgage Dollar Rolls. The Strategic Income and U.S. Government Securities Funds may enter into mortgage dollar rolls in which they sell mortgage-backed securities for normal delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at the same price on an agreed upon date. The portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Mortgage dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Securities Lending. The Fund may lend its portfolio securities in amounts up to 33% of its total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully collateralized by cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and marked to market to the value of the loaned securities on a daily basis. The portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of portfolio securities will only be made to firms deemed by the Subadvisers to be creditworthy.

The portfolio receives compensation for lending its securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Income generated from the investment of cash collateral is included as interest income in the Statements of Operations. All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and must be maintained at that level during the period of the loan. During the loan period, the portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. At October 31, 1996, the value of the securities loaned amounted to $1,876,034, $7,635,641, $10,556,189, $3,666,651, $12,368,122, $8,533,896, $4,533,414 and
$6,440,993 in the Global Equity, Value Equity, Growth and Income, International Growth and Income, Balanced, Strategic Income, Investment Quality Bond and U.S. Government Securities Funds, respectively. At October 31, 1996, the value of cash collateral amounted to $1,982,701, $7,967,100, $10,797,480, $3,845,306,
$12,651,263, $8,825,965, $4,629,699 and $6,567,000 in the Global Equity, Value
Equity, Growth and Income, International Growth and Income, Balanced, Strategic Income, Investment Quality Bond and U.S. Government Securities Funds, respectively.

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2 - continued

Organization Costs. Cost incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares is being amortized on a straight line basis over a five-year period for the International Growth and Income, Strategic Income and the National Municipal Bond Funds.

Federal Income Taxes. The Fund's policy is for each portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each portfolio is treated as a separate taxpayer for federal income tax purposes.

Distributions of Income and Gains.   Distribution of net investment income is
declared as a dividend to shareholders of record as of the close of business each day and is paid monthly for the Investment Quality Bond and U.S. Government Securities Funds, semi-annually to shareholders of the Growth and Income and International Growth and Income Funds, and annually to shareholders of the Small/Mid Cap, International Small Cap, Growth Equity, Global Equity, Value Equity and Balanced Funds. All of the net investment income of the Strategic Income, National Municipal Bond and Money Market Funds is declared as a dividend to shareholders of record as of the close of business each day and is paid monthly. During any particular year, net realized gains from investment, futures and foreign currency transactions for each portfolio, in excess of available capital loss carryforwards of each portfolio, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

Pursuant to Section 852 of the Internal Revenue Code, the distributions set forth below have been designated as capital gains distributions for the fiscal year ended October 31, 1996:


Portfolio                                     Capital Gain Distribution
-----------------------------------       --------------------------------
Global Equity......................                 $12,813,300
Value Equity.......................                  14,983,316
Growth and Income..................                   6,194,241
International Growth and Income....                     666,284
Balanced...........................                   7,326,163
Strategic Income...................                   1,249,004

Capital Loss Carryforwards. At October 31, 1996, capital loss carryforwards available to offset future realized gains were approximately:

                                       Capital Loss Carryforwards
                                             Expiration Year
                                  --------------------------------------
Portfolio                           2002           2003           2004
------------------------------    --------      ----------      --------
Small/Mid Cap.................          --              --      $761,000
International Small Cap.......          --              --        54,000
Growth Equity.................          --              --       414,000
Investment Quality Bond.......    $535,000              --            --
U.S. Government Securities....          --      $2,263,000            --
National Municipal Bond.......          --         425,000            --

Equalization. The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of the Fund's shares are allocated, on a per share basis, to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2 - continued

Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements and, additionally, the U.S. Government Securities Fund may enter into reverse repurchase agreements. When a portfolio enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to 102% of the resale price, and such portfolio will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, a portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price. Under a reverse repurchase agreement, the U.S. Government Securities Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price.

Other. Investment security transactions are accounted for on the trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for financial and federal income tax reporting purposes. The Fund uses the First In, First Out method for determining realized gain or loss on investments, futures and foreign currency for both financial and federal income tax reporting purposes. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each portfolio of the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value.

3. CAPITAL SHARES. Share activity for the year ended October 31, 1996 is as follows:

                                                                          Additional
                                               Shares      Par Value    Paid-in Capital
                                            -----------    ---------    ---------------
Small/Mid Cap Fund-Class A
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        323,804         $324       $4,125,082
 Redeemed...............................        (88,850)         (89)      (1,126,067)
                                                -------         ----       ----------
  Net increase..........................        234,954          235        2,999,015
                                                -------         ----       ----------
Outstanding at October 31, 1996.........        234,954         $235       $2,999,015
                                                =======         ====       ==========
Small/Mid Cap Fund-Class B
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        562,252         $562       $7,191,046
 Redeemed...............................        (33,141)         (33)        (420,978)
                                                -------         ----       ----------
  Net increase..........................        529,111          529        6,770,068
                                                -------         ----       ----------
Outstanding at October 31, 1996.........        529,111         $529       $6,770,068
                                                =======         ====       ==========
Small/Mid Cap Fund-Class C
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        714,630         $715       $9,110,987
 Redeemed...............................        (60,166)         (60)        (775,461)
                                                -------         ----       ----------
  Net increase..........................        654,464          655        8,335,526
                                                -------         ----       ----------
Outstanding at October 31, 1996.........        654,464         $655       $8,335,526
                                                =======         ====       ==========
International Small Cap Fund-Class A
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        187,102         $187       $2,441,008
 Redeemed...............................        (29,251)         (29)        (388,442)
                                                -------         ----       ----------
  Net increase..........................        157,851          158        2,052,566
                                                -------         ----       ----------
Outstanding at October 31, 1996.........        157,851         $158       $2,052,566
                                                =======         ====       ==========

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3 - continued

                                                                          Additional
                                              Shares        Par Value   Paid-in Capital
                                            -----------     ---------   ---------------
International Small Cap Fund-Class B
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        388,668         $389       $5,096,099
 Redeemed...............................         (9,698)         (10)        (127,551)
                                            -----------         ----       ----------
  Net increase..........................        378,970          379        4,968,548
                                            -----------         ----       ----------
Outstanding at October 31, 1996.........        378,970         $379       $4,968,548
                                            ===========         ====       ==========
International Small Cap Fund-Class C
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        437,910         $438       $5,723,107
 Redeemed...............................        (25,444)         (25)        (337,108)
                                            -----------         ----       ----------
  Net increase..........................        412,466          413        5,385,999
                                            -----------         ----       ----------
Outstanding at October 31, 1996.........        412,466         $413       $5,385,999
                                            ===========         ====       ==========
Growth Equity Fund-Class A
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        296,685         $297       $3,885,431
 Redeemed...............................       (133,859)        (134)      (1,825,177)
                                            -----------         ----       ----------
  Net increase..........................        162,826          163        2,060,254
                                            -----------         ----       ----------
Outstanding at October 31, 1996.........        162,826         $163       $2,060,254
                                            ===========         ====       ==========
Growth Equity Fund-Class B
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        441,286         $441       $5,782,136
 Redeemed...............................        (95,418)         (95)      (1,218,787)
                                            -----------         ----       ----------
  Net increase..........................        345,868          346        4,563,349
                                            -----------         ----       ----------
Outstanding at October 31, 1996.........        345,868         $346       $4,563,349
                                            ===========         ====       ==========
Growth Equity Fund-Class C
Outstanding at March 4, 1996
 (commencement of operations)...........           ----          ---             ----
 Sold...................................        500,864         $501       $6,717,848
 Redeemed...............................        (27,932)         (28)        (373,508)
                                            -----------         ----       ----------
  Net increase..........................        472,932          473        6,344,340
                                            -----------         ----       ----------
Outstanding at October 31, 1996.........        472,932         $473       $6,344,340
                                            ===========         ====       ==========
Global Equity Fund-Class A (formerly
the Global Growth Fund-Class A)
Outstanding at October 31, 1995.........      1,726,660       $1,727      $24,333,372
 Sold...................................      1,384,480        1,384       19,538,181
 Reinvestment of distributions..........         26,279           26          369,986
 Redeemed...............................     (1,349,381)      (1,349)     (19,144,478)
                                            -----------       ------      -----------
  Net increase..........................         61,378           61          763,689
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      1,788,038       $1,788      $25,097,061
                                            ===========       ======      ===========
Global Equity Fund-Class B (formerly
the Global Growth Fund-Class B)
Outstanding at October 31, 1995.........      1,698,251       $1,698      $23,880,103
 Sold...................................        524,030          524        7,455,003
 Reinvestment of distributions..........         16,612           17          233,046
 Redeemed...............................       (452,206)        (452)      (6,464,535)
                                            -----------       ------      -----------
  Net increase..........................         88,436           89        1,223,514
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      1,786,687       $1,787      $25,103,617
                                            ===========       ======      ===========

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 3 - continued

                                                                          Additional
                                              Shares       Par Value   Paid-in Capital
                                           ------------   -----------  ----------------
Global Equity Fund-Class C (formerly
the Global Growth Fund-Class C)
Outstanding at October 31, 1995.........      6,069,937       $6,070      $77,071,294
 Sold...................................        751,610          751       10,749,680
 Reinvestment of distributions..........         38,871           39          546,838
 Redeemed...............................     (2,360,215)      (2,360)     (33,787,407)
                                            -----------       ------      -----------
  Net decrease..........................     (1,569,734)      (1,570)     (22,490,889)
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      4,500,203       $4,500      $54,580,405
                                            ===========       ======      ===========
Value Equity Fund-Class A (formerly
the Growth Fund-Class A)
Outstanding at October 31, 1995.........      1,381,954       $1,382      $20,109,792
 Sold...................................        928,055          928       15,106,428
 Reinvestment of distributions..........        137,144          137        2,055,642
 Redeemed...............................       (808,325)        (808)     (13,113,921)
                                            -----------       ------      -----------
  Net increase..........................        256,874          257        4,048,149
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      1,638,828       $1,639      $24,157,941
                                            ===========       ======      ===========
Value Equity Fund-Class B (formerly
the Growth Fund-Class B)
Outstanding at October 31, 1995.........      1,254,421       $1,254      $18,921,823
 Sold...................................        624,167          625       10,115,495
 Reinvestment of distributions..........        113,120          113        1,704,582
 Redeemed...............................       (419,960)        (420)      (6,804,863)
                                            -----------       ------      -----------
  Net increase..........................        317,327          318        5,015,214
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      1,571,748       $1,572      $23,937,037
                                            ===========       ======      ===========
Value Equity Fund-Class C  (formerly
the Growth Fund-Class C)
Outstanding at October 31,1995..........      5,284,502       $5,285      $67,053,930
 Sold...................................        953,226          954       15,513,636
 Reinvestment of distributions..........        439,112          439        6,652,164
 Redeemed...............................     (1,821,843)      (1,823)     (29,491,922)
                                            -----------       ------      -----------
  Net decrease..........................       (429,505)        (430)      (7,326,122)
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      4,854,997       $4,855      $59,727,808
                                            ===========       ======      ===========

Growth and Income Fund-Class A
Outstanding at October 31, 1995.........        827,682         $828      $10,769,205
 Sold...................................        404,689          405        6,512,774
 Reinvestment of distributions..........         17,981           18          276,309
 Redeemed...............................       (209,520)        (210)      (3,361,540)
                                            -----------       ------      -----------
  Net increase..........................        213,150          213        3,427,543
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      1,040,832       $1,041      $14,196,748
                                            ===========       ======      ===========
Growth and Income Fund-Class B
Outstanding at October 31, 1995.........      1,297,356       $1,297      $17,462,876
 Sold...................................        948,621          949       15,050,426
 Reinvestment of distributions..........         23,339           23          357,514
 Redeemed...............................       (284,205)        (284)      (4,587,169)
                                            -----------       ------      -----------
  Net increase..........................        687,755          688       10,820,771
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      1,985,111       $1,985      $28,283,647
                                            ===========       ======      ===========
Growth and Income Fund-Class C
Outstanding at October 31, 1995.........      4,292,794       $4,293      $51,514,264
 Sold...................................      1,136,822        1,137       18,164,159
 Reinvestment of distributions..........         58,513           58          892,120
 Redeemed...............................     (1,227,020)      (1,227)     (19,533,910)
                                            -----------       ------      -----------
  Net decrease..........................        (31,685)         (32)        (477,631)
                                            -----------       ------      -----------
Outstanding at October 31, 1996.........      4,261,109       $4,261      $51,036,633
                                            ===========       ======      ===========


NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------


Note 3 - continued
                                                                           Additional
                                                Shares       Par Value   Paid-in Capital
                                            -------------   -----------  ---------------
International Growth & Income
 Fund-Class A
Outstanding at October 31, 1995..........       682,252         $682       $6,889,119
 Sold....................................       262,160          263        2,810,233
 Reinvestment of distributions...........        12,258           12          127,603
 Redeemed................................      (539,762)        (540)      (5,726,314)
                                               ---------     --------       ----------
   Net decrease..........................      (265,344)        (265)      (2,788,478)
                                              ---------     --------       ----------
Outstanding at October 31, 1996..........       416,908         $417       $4,100,641
                                              =========     ========       ==========

International Growth & Income Fund-Class B
Outstanding at October 31, 1995..........       834,017         $834       $8,385,870
 Sold....................................       717,507          717        7,662,050
 Reinvestment of distributions...........        13,587           14          141,835
 Redeemed................................      (219,029)        (219)      (2,370,528)
                                              ---------     --------      -----------
   Net increase..........................       512,065          512        5,433,357
                                              ---------     --------      -----------
Outstanding at October 31, 1996..........     1,346,082       $1,346      $13,819,227
                                              =========     ========      ===========
International Growth & Income Fund-Class C
Outstanding at October 31, 1995..........       626,235         $626       $6,302,145
 Sold....................................       603,200          603        6,488,338
 Reinvestment of distributions...........         9,958           10          104,054
 Redeemed................................      (436,609)        (436)      (4,706,525)
                                              ---------     --------       ----------
   Net increase..........................       176,549          177        1,885,867
                                              ---------     --------       ----------
Outstanding at October 31, 1996..........       802,784         $803       $8,188,012
                                              =========     ========       ==========
Balanced Fund-Class A (formerly
the Asset Allocation Fund-Class A)
Outstanding at October 31, 1995..........       834,714         $835       $9,207,069
 Sold....................................       198,770          199        2,311,075
 Reinvestment of distributions...........        85,976           86          941,431
 Redeemed................................      (237,725)        (238)      (2,753,497)
                                              ---------     --------       ----------
   Net increase..........................        47,021           47          499,009
                                              ---------     --------       ----------
Outstanding at October 31, 1996..........       881,735         $881       $9,706,078
                                              =========     ========       ==========
Balanced Fund-Class B (formerly
the Asset Allocation Fund-Class B)
Outstanding at October 31, 1995..........       824,443         $824       $9,061,513
 Sold....................................       599,541          599        6,969,412
 Reinvestment of distributions...........        85,887           86          943,699
 Redeemed................................      (187,370)        (187)      (2,173,049)
                                              ---------     --------      -----------
   Net increase..........................       498,058          498        5,740,062
                                              ---------     --------      -----------
Outstanding at October 31, 1996..........     1,322,501       $1,323      $14,801,575
                                              =========     ========      ===========
Balanced Fund-Class C (formerly
the Asset Allocation Fund-Class C)
Outstanding at October 31, 1995..........     6,706,025       $6,706      $65,861,087
 Sold....................................       613,342          613        7,130,252
 Reinvestment of distributions...........       577,601          578        6,358,726
 Redeemed................................    (2,000,280)      (2,000)     (23,216,709)
                                             ----------     --------      -----------
   Net decrease..........................      (809,337)        (809)      (9,727,731)
                                             ----------     --------      -----------
Outstanding at October 31, 1996..........     5,896,688       $5,897      $56,133,356
                                             ==========     ========      ===========
Strategic Income Fund-Class A
Outstanding at October 31, 1995..........     1,107,567       $1,107      $11,964,572
 Sold....................................       496,437          497        4,710,685
 Reinvestment of distributions...........        60,408           60          574,304
 Redeemed................................      (299,464)        (299)      (2,847,082)
                                              ---------     --------      -----------
   Net increase..........................       257,381          258        2,437,907
                                              ---------     --------      -----------
Outstanding at October 31, 1996..........     1,364,948       $1,365      $14,402,479
                                              =========     ========      ===========


NORTH AMERICAN FUNDS
Notes to Financial Statements
-------------------------------------------------------------------------------
Note 3 - continued

                                                                         Additional
                                              Shares       Par Value   Paid-in Capital
                                           ------------  ------------  ---------------
Strategic Income Fund-Class B
Outstanding at October 31, 1995.........      2,280,183       $2,280      $20,129,660
 Sold...................................      1,228,732        1,229       11,624,907
 Reinvestment of distributions..........        105,959          106        1,007,991
 Redeemed...............................       (463,872)        (464)      (4,399,310)
                                              ---------     --------     ------------
  Net increase..........................        870,819          871        8,233,588
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........      3,151,002       $3,151      $28,363,248
                                              =========     ========     ============
Strategic Income Fund-Class C
Outstanding at October 31, 1995.........      1,574,343       $1,574      $14,068,758
 Sold...................................      1,139,454        1,140       10,808,854
 Reinvestment of distributions..........        114,188          114        1,086,669
 Redeemed...............................       (503,838)        (504)      (4,782,313)
                                              ---------     --------     ------------
  Net increase..........................        749,804          750        7,113,210
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........      2,324,147       $2,324      $21,181,968
                                              =========     ========     ============
Investment Quality Bond Fund-Class A
Outstanding at October 31, 1995.........        979,526         $980      $10,738,901
 Sold...................................        101,513          101        1,049,598
 Reinvestment of distributions..........         49,845           50          515,653
 Redeemed...............................       (255,090)        (255)      (2,626,903)
                                              ---------     --------     ------------
  Net decrease..........................       (103,732)        (104)      (1,061,652)
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........        875,794        $ 876       $9,677,249
                                              =========     ========     ============
Investment Quality Bond Fund-Class B
Outstanding at October 31, 1995.........        328,970         $329       $3,312,807
 Sold...................................        253,182          253        2,635,230
 Reinvestment of distributions..........         21,978           22          226,451
 Redeemed...............................       (151,315)        (151)      (1,556,299)
                                              ---------     --------     ------------
  Net increase..........................        123,845          124        1,305,382
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........        452,815         $453       $4,618,189
                                              =========     ========     ============
Investment Quality Bond Fund-Class C
Outstanding at October 31, 1995.........        683,013         $683       $6,915,070
 Sold...................................        412,421          412        4,225,809
 Reinvestment of distributions..........         37,585           38          387,983
 Redeemed...............................       (402,925)        (403)      (4,176,235)
                                              ---------     --------     ------------
  Net increase..........................         47,081           47          437,557
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........        730,094         $730       $7,352,627
                                              =========     ========     ============
U.S. Government Securities Fund-Class A
Outstanding at October 31, 1995.........      8,130,813       $8,130      $84,036,450
 Sold...................................      1,020,293        1,020        9,911,592
 Reinvestment of distributions..........        331,636          332        3,248,473
 Redeemed...............................     (2,057,267)      (2,057)     (20,125,365)
                                              ---------     --------     ------------
  Net decrease..........................       (705,338)        (705)      (6,965,300)
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........      7,425,475       $7,425      $77,071,150
                                              =========     ========     ============
U.S. Government Securities Fund-Class B
Outstanding at October 31, 1995.........      1,402,069       $1,402      $13,649,755
 Sold...................................      1,092,841        1,093       10,803,400
 Reinvestment of distributions..........         73,608           74          720,250
 Redeemed...............................       (584,646)        (585)      (5,711,446)
                                              ---------     --------     ------------
  Net increase..........................        581,803          582        5,812,204
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........      1,983,872     $  1,984     $ 19,461,959
                                              =========     ========     ============

NORTH AMERICAN FUNDS
Notes to Financial Statements
-------------------------------------------------------------------------------
Note 3 - continued

                                                                          Additional
                                              Shares       Par Value    Paid-in Capital
                                            -----------   -----------   ---------------
U.S. Government Securities Fund-Class C
Outstanding at October 31, 1995.........      2,022,679       $2,023      $19,474,359
 Sold...................................      1,238,374        1,238       12,110,479
 Reinvestment of distributions..........        100,270          100          981,683
 Redeemed...............................     (1,319,689)      (1,320)     (12,888,795)
                                              ---------     --------     ------------
  Net increase..........................         18,955           18          203,367
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........      2,041,634       $2,041      $19,677,726
                                              =========     ========     ============

National Municipal Bond Fund-Class A
Outstanding at October 31, 1995.........        791,917         $792       $8,182,439
 Sold...................................        114,622          115        1,105,668
 Reinvestment of distributions..........         21,374           21          206,202
 Redeemed...............................       (135,595)        (136)      (1,297,620)
                                              ---------     --------     ------------
  Net increase..........................            401         ----           14,250
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........        792,318         $792       $8,196,689
                                              =========     ========     ============
National Municipal Bond Fund-Class B
Outstanding at October 31, 1995.........        610,972         $611       $5,609,968
 Sold...................................        147,773          148        1,427,797
 Reinvestment of distributions..........         18,158           18          175,069
 Redeemed...............................       (146,987)        (147)      (1,410,072)
                                              ---------     --------     ------------
  Net increase..........................         18,944           19          192,794
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........        629,916         $630       $5,802,762
                                              =========     ========     ============
National Municipal Bond Fund-Class C
Outstanding at October 31, 1995.........        710,507         $711       $6,609,550
 Sold...................................        135,926          136        1,306,862
 Reinvestment of distributions..........         21,229           21          204,712
 Redeemed...............................       (282,622)        (283)      (2,699,433)
                                              ---------     --------     ------------
  Net decrease..........................       (125,467)        (126)      (1,187,859)
                                              ---------     --------     ------------
Outstanding at October 31, 1996.........        585,040         $585       $5,421,691
                                              =========     ========     ============

Money Market Fund-Class A
Outstanding at October 31, 1995.........     11,378,848      $11,379      $11,367,470
 Sold...................................     33,533,459       33,534       33,499,925
 Reinvestment of distributions..........        373,297          373          372,924
 Redeemed...............................    (37,198,936)     (37,199)     (37,161,737)
                                            -----------     --------     ------------
  Net decrease..........................     (3,292,180)      (3,292)      (3,288,888)
                                            -----------     --------     ------------
Outstanding at October 31, 1996.........      8,086,668       $8,087       $8,078,581
                                            ===========     ========     ============
Money Market Fund-Class B
Outstanding at October 31, 1995.........      1,564,104       $1,565       $1,562,539
 Sold...................................      8,522,308        8,521        8,513,787
 Reinvestment of distributions..........         79,817           80           79,737
 Redeemed...............................     (7,103,878)      (7,104)      (7,096,774)
                                             ----------     --------     ------------
  Net increase..........................      1,498,247        1,497        1,496,750
                                             ----------     --------     ------------
Outstanding at October 31, 1996.........      3,062,351       $3,062       $3,059,289
                                             ==========     ========     ============
Money Market Fund-Class C
Outstanding at October 31, 1995.........      9,394,496       $9,395       $9,385,101
 Sold...................................     24,516,367       24,516       24,491,850
 Reinvestment of distributions..........        436,724          437          436,288
 Redeemed...............................    (24,507,477)     (24,508)     (24,482,969)
                                            -----------     --------     ------------
  Net increase..........................        445,614          445          445,169
                                            -----------     --------     ------------
Outstanding at October 31, 1996.........      9,840,110       $9,840       $9,830,270
                                            ===========     ========     ============

NORTH AMERICAN FUNDS
Notes to Financial Statements
================================================================================

4. PURCHASES AND SALES OF SECURITIES. The following table summarizes the securities transactions (excluding short-term investments) for all portfolios, excluding the Money Market Fund, for the year ended October 31, 1996:

                                              Purchases                              Sales
                                   ---------------------------------   ---------------------------------
Portfolio                           U.S. Government    Other Issues    U.S. Government    Other Issues
------------                       ----------------   --------------   ---------------   ---------------
Small/Mid Cap*...................          ------       $ 21,527,205          ------    $  5,515,724
International Small Cap*.........          ------         12,135,811          ------       2,450,279
Growth Equity*...................          ------         29,506,136          ------      18,374,333
Global Equity....................          ------        211,736,396          ------     236,118,160
Value Equity.....................          ------        213,855,722          ------     225,191,007
Growth and Income................          ------         67,711,169          ------      54,043,311
International Growth & Income....          ------         48,882,945          ------      43,026,795
Balanced.........................    $180,093,876         71,500,798    $ 36,113,637     227,299,383
Strategic Income.................      53,147,864         70,306,739      47,457,913      64,710,363
Investment Quality Bond..........       8,098,421          4,377,754       6,806,585       4,543,064
U.S. Government Securities.......     518,706,112          8,291,250     520,187,391       1,551,091
National Municipal Bond..........          ------          9,559,254          ------      10,306,329

* For the period March 4, 1996 (commencement of operations) to October 31, 1996.

Purchases and sales (maturities) for the Money Market Fund for the year ended October 31, 1996 were $321,747,928 and $320,391,374, respectively.

At October 31, 1996, tax basis net unrealized appreciation was equal to the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value as follows:

                                       Tax Basis Net
                                        Unrealized       Tax Basis      Tax Basis
                         Tax Basis     Appreciation     Unrealized      Unrealized
Portfolio                   Cost      (Depreciation)   Appreciation    Depreciation
------------          --------------- --------------  ---------------  ------------
Small/Mid Cap.......    $ 16,981,373    $   585,576     $ 1,246,126    $  660,550
International Small
 Cap................      12,159,472        355,072         773,666       418,594
Growth Equity.......      12,588,953        690,567         939,019       248,452
Global Equity.......     112,546,643       (976,522)      2,591,445     3,567,967
Value Equity........     138,274,030      1,379,406       4,252,468     2,873,062
Growth and Income...     101,008,299     26,354,727      28,428,041     2,073,314
International
 Growth and Income..      27,902,129        578,688       1,555,707       977,019
Balanced............      94,776,549      7,574,933       7,995,145       420,212
Strategic Income....      65,571,750      1,079,225       2,004,390       925,165
Investment Quality
 Bond...............      20,701,178        133,315         281,008       147,693
U.S. Government
 Securities.........     147,832,595       (249,768)        652,335       902,103
National Municipal
 Bond...............      19,017,867        532,036         591,977        59,941

The following is a summary of futures contracts activity for the year ended October 31, 1996:

                             Sales of Futures Contracts             Purchases of Futures Contracts
                          --------------------------------          -------------------------------
                              Number          Aggregate                 Number         Aggregate
                                of          Face Value of                 of         Face Value of
                             Contracts        Contracts                Contracts       Contracts
                          --------------    --------------           ------------- ----------------
Balanced Fund:

U.S. Treasury Bond
 Futures:
Outstanding,
 October 31, 1995.....            7          $   700,000                    38        $  3,800,000
Contracts opened......           52            5,200,000                   242          24,200,000
Contracts closed......          (59)          (5,900,000)                 (280)        (28,000,000)
Outstanding,
 October 31, 1996.....          ---            ---------                  ----         -----------
                                ===            =========                  ====         ===========

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENT ADVISORY AGREEMENTS. The Fund maintains an Investment Advisory Agreement with NASL Financial ("the Adviser"). The Adviser is responsible for managing the corporate and business affairs of the Fund and for selecting and compensating subadvisers to handle the investment and reinvestment of the assets of each portfolio, subject to the supervision of the Trustees of the Fund. As compensation for its services, the Adviser receives a fee from the Fund computed separately for each portfolio at an annual percentage of average net assets as follows:


                                                      Between       Between
                                                   $ 50,000,000   $200,000,000
                                         First          and            and       Excess over
Portfolio                             $50,000,000  $200,000,000   $500,000,000  $500,000,000
-----------                         -------------  ------------  ------------  --------------
Small/Mid Cap......................     .925%         .900%          .875%          .850%
International Small Cap............    1.050%        1.000%          .900%          .800%
Growth Equity......................     .900%         .850%          .825%          .800%
Global Equity......................     .900%         .900%          .700%          .700%
Value Equity.......................     .725%         .675%          .625%          .550%
Growth and Income..................     .725%         .675%          .625%          .550%
International Growth and Income....     .900%         .850%          .800%          .750%
Balanced...........................     .725%         .675%          .625%          .550%
Strategic Income...................     .750%         .700%          .650%          .600%
Investment Quality Bond............     .600%         .600%          .525%          .475%
U.S. Government Securities.........     .600%         .600%          .525%          .475%
National Municipal Bond............     .600%         .600%          .600%          .600%
Money Market.......................     .200%         .200%          .200%          .145%

Expense Reimbursement and Distribution Plan. Pursuant to the Investment Advisory Agreement, NASL Financial will reduce the advisory fee or if necessary reimburse each portfolio of the Fund (excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the portfolio's distribution fees) for expenses incurred in excess (Expense limitation) of the following annual percentages of average net assets as highlighted in the table below.

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan is a "compensation" plan providing for the payment by each portfolio, other than the Money Market Fund, of a monthly distribution fee to NASL Financial, as principal underwriter for the Fund as highlighted in the table below:

  Portfolio                            Class A   Class B   Class C
 ------------                          -------   -------   -------
Small/Mid Cap
  Management fees..................    0.925%    0.925%    0.925%
  Other expenses...................    0.400%    0.400%    0.400%
                                       -----     -----     -----
  Expense limitation...............    1.325%    1.325%    1.325%
                                       =====     =====     =====

  Rule 12b-1 fees..................    0.350%    1.000%    1.000%
                                       =====     =====     =====
International Small Cap
  Management fees..................    1.050%    1.050%    1.050%
  Other expenses...................    0.500%    0.500%    0.500%
                                       -----     -----     -----
  Expense limitation...............    1.550%    1.550%    1.550%
                                       =====     =====     =====

  Rule 12b-1 fees..................    0.350%    1.000%    1.000%
                                       =====     =====     =====
Growth Equity
  Management fees..................    0.900%    0.900%    0.900%
  Other expenses...................    0.400%    0.400%    0.400%
                                       -----     -----     -----
  Expense limitation...............    1.300%    1.300%    1.300%
                                       =====     =====     =====

  Rule 12b-1 fees..................    0.350%    1.000%    1.000%
                                       =====     =====     =====

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5 - continued

  Portfolio                            Class A     Class B    Class C
 -----------                           -------     -------    -------
Global Equity
  Management fees..................    0.900%      0.900%    0.900%
  Other expenses...................    0.500%      0.500%    0.500%
                                       -----       -----     -----

  Expense limitation...............    1.400%      1.400%    1.400%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====
Value Equity
  Management fees..................    0.725%      0.725%    0.725%
  Other expenses...................    0.265%      0.265%    0.265%
                                       -----       -----     -----

  Expense limitation...............    0.990%      0.990%    0.990%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====
Growth and Income
  Management fees..................    0.725%      0.725%    0.725%
  Other expenses...................    0.265%      0.265%    0.265%
                                       -----       -----     -----

  Expense limitation...............    0.990%      0.990%    0.990%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====
International Growth and Income
  Management fees..................    0.900%      0.900%    0.900%
  Other expenses...................    0.500%      0.500%    0.500%
                                       -----       -----     -----

  Expense limitation...............    1.400%      1.400%    1.400%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====
Balanced
  Management fees..................    0.725%      0.725%    0.725%
  Other expenses...................    0.265%      0.265%    0.265%
                                       -----       -----     -----

  Expense limitation...............    0.990%      0.990%    0.990%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====
Strategic Income
  Management fees..................    0.750%      0.750%    0.750%
  Other expenses...................    0.400%      0.400%    0.400%
                                       -----       -----     -----

  Expense limitation...............    1.150%      1.150%    1.150%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====
Investment Quality Bond
  Management fees..................    0.600%      0.600%    0.600%
  Other expenses...................    0.300%      0.300%    0.300%
                                       -----       -----     -----

  Expense limitation...............    0.900%      0.900%    0.900%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====
U.S. Government Securities
  Management fees..................    0.600%      0.600%    0.600%
  Other expenses...................    0.300%      0.300%    0.300%
                                       -----       -----     -----

  Expense limitation...............    0.900%      0.900%    0.900%
                                       =====       =====     =====

  Rule 12b-1 fees..................    0.350%      1.000%    1.000%
                                       =====       =====     =====

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 5 - continued

  Portfolio                            Class A      Class B      Class C
-------------                          -------      -------      -------
National Municipal Bond
  Management fees..................    0.600%       0.600%       0.600%
  Other expenses...................    0.240%       0.240%       0.240%
                                       -----        -----        -----

  Expense limitation...............    0.840%       0.840%       0.840%
                                       =====        =====        =====

  Rule 12b-1 fees..................    0.150%       1.000%       1.000%
                                       =====        =====        =====
Money Market
  Management fees..................    0.200%       0.200%       0.200%
  Other expenses...................    0.300%       0.300%       0.300%
                                       -----        -----        -----

  Expense limitation...............    0.500%       0.500%       0.500%
                                       =====        =====        =====

In accordance with the Investment Advisory agreement, NASL Financial, in addition to providing advisory services, provides accounting and administrative services for which NASL Financial charged $1,323,448 to the Fund, before reimbursement based on expense limitations, for the year ended October 31, 1996.

6. TRUSTEE'S FEES. The Fund pays each Trustee who is not an employee or a director of the Adviser or its affiliates a fee of $1,000 plus travel expenses for each Board of Trustees meeting attended and an annual retainer of $5,000.

7. COMMITMENTS. At October 31, 1996, the International Small Cap, Global Equity, International Growth and Income and Strategic Income Funds had entered into forward foreign currency contracts which contractually obligate the portfolio to deliver currencies at future dates. Open sale and purchase contracts at October 31, 1996 were as follows:

                                                                                                  Net
                                   Contracts                                                   Unrealized
                                      to              In Exchange    Settlement                Appreciation
                                    Deliver              For            Date       Value      (Depreciation)
                                  -----------        ------------   ----------  -----------   --------------
International Small Cap
Sales
  Hong Kong Dollar..........          718,018         $   92,854      11/04/96   $ 92,861        $   (7)
  Great British Pound.......            4,361              7,029      11/05/96      7,098           (69)
  French Franc..............          137,768             27,014      11/29/96     26,947            67
                                                      ----------                 --------       -------
                                                      $  126,897                 $126,906        $   (9)
                                                      ==========                 ========        =======
Purchases
                                     $  2,019  AUD         2,554      11/01/96   $  2,024        $    5
                                        2,173  DEM         3,304      11/01/96      2,182             9
                                      126,765  L          78,932      11/01/96    128,470         1,705
                                        8,944  Y       1,022,143      11/01/96      8,978            34
                                       36,264  NOK       231,891      11/01/96     36,342            78
                                        1,197  AUD         1,512      11/04/96      1,198             1
                                        1,925  L           1,194      11/04/96      1,944            19
                                       71,614  L          44,431      11/05/96     72,316           702
                                        8,972  Y       1,022,917      11/05/96      8,984            12
                                        1,591  AUD         2,010      11/06/96      1,593             2
                                       22,024  L          13,475      11/06/96     21,932           (92)
                                        1,634  AUD         2,064      11/07/96      1,636             2
                                     --------                                    --------        ------
                                     $285,122                                    $287,599        $2,477
                                     ========                                    ========        ------
                                                                                                 $2,468
                                                                                                 ======

NORTH AMERICAN FUNDS
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 7- continued

                             Contracts                                                       Net Unrealized
                                to             In Exchange    Settlement                      Appreciation
                              Deliver               For          Date         Value          (Depreciation)
                           -------------       -----------    ----------   -------------     --------------
Global Equity

Purchases
                             $   230,919 CAD     309,293       11/01/96     $  230,781           $   (138)
                                 626,160 DEM     946,128       11/01/96        624,754             (1,406)
                                 661,740 L       406,349       11/04/96        661,376               (364)
                              ----------                                    ----------
                              $1,518,819                                    $1,516,911           $ (1,908)
                              ==========                                    ==========
                                                                                                 $ (1,908)
                                                                                                 ========
International Growth  and Income

Sales
  French Franc.........        4,270,391      $  840,628       11/22/96     $  836,289           $  4,339
  German Deutsche Mark.        3,874,987       2,614,814       11/22/96      2,562,248             52,566
  Hong Kong Dollar.....        2,816,071         364,069       11/22/96        364,189               (120)
  Italian Lira.........    1,152,854,640         756,000       11/22/96        758,768             (2,768)
  Japanese Yen.........       71,941,974         661,000       11/22/96        633,757             27,243
  Spanish Peseta.......      138,817,550       1,099,882       11/22/96      1,086,877             13,005
                                              ----------                    ----------           --------
                                              $6,336,393                    $6,242,128           $ 94,265
                                              ==========                    ==========           --------
Purchases
                             $   229,000 FRF   4,270,391       11/22/96     $  230,933           $  1,933
                                 846,577 DEM   1,301,231       11/22/96        860,410             13,833
                                 290,000 ITL 441,303,150       11/22/96        290,450                450
                                 574,000 Y    62,620,519       11/22/96        551,642            (22,358)
                                 696,000 ESP  89,119,494       11/22/96        697,764              1,764
                              ----------                                    ----------           --------
                              $2,635,577                                    $2,631,199           $ (4,378)
                              ==========                                    ==========           --------
                                                                                                 $ 89,887
                                                                                                 ========
Strategic Income

Sales
  Canadian Dollar......          597,808      $  447,126       01/22/97     $  448,360           $ (1,234)
  Danish Krone.........        2,293,130         394,212       01/22/97        396,192             (1,980)
  German Deutsche Mark.        3,160,599       2,060,364       01/22/97      2,098,197            (37,833)
  Irish Punt...........          471,887         754,075       01/22/97        768,039            (13,964)
  New Zealand Dollar...        1,295,606         914,795       01/22/97        909,355              5,440
                                              ----------                    ----------           --------
                                              $4,570,572                    $4,620,143           $(49,571)
                                              ==========                    ==========           --------

Purchases
                             $   901,309 DEM   1,353,012       01/22/97     $  898,212           $ (3,097)
                                 776,805 IEP     478,623       01/22/97        779,002              2,197
                                 911,199 NZD   1,295,606       01/22/97        909,355             (1,844)
                              ----------                                    ----------           --------
                              $2,589,313                                    $2,586,569           $ (2,744)
                              ==========                                    ==========           --------
                                                                                                 $(52,315)
                                                                                                 ========

--------------------------------------------------------------------------------
Federal Income Tax Information - (Unaudited)

Exempt Interest Dividends. The National Municipal Bond Fund designates all dividends paid during the fiscal year ended October 31, 1996 as 100% exempt interest dividends. Accordingly, 100% of the distributions paid are tax-exempt for federal income tax purposes. Shareholders will receive pertinent tax information in January, 1997.